OPERATING AGREEMENT

                                       OF

                            NORTHSTAR HOLDINGS, LLC


                                     [date]





THE OWNERSHIP INTERESTS IN THIS LIMITED LIABILITY COMPANY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR STATE SECURITIES AUTHORITIES AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL ACCEPTABLE TO THE MANAGER THAT REGISTRATION IS NOT REQUIRED. THE SALE OR OTHER TRANSFER OF THE OWNERSHIP INTERESTS IS ALSO RESTRICTED BY CERTAIN PROVISIONS IN THIS AGREEMENT.

                               TABLE OF CONTENTS

                                                                           Page

ARTICLE 1:  FORMATION AND DEFINITIONS.....................................- 1 -
      1.1   Formation.....................................................- 1 -
      1.2   Name..........................................................- 1 -
      1.3   Members.......................................................- 1 -
      1.4   Economic Interest.............................................- 1 -
      1.5   Office and Agent..............................................- 1 -
      1.6   Foreign Qualification.........................................- 1 -
      1.7   Term..........................................................- 2 -
      1.8   Definitions...................................................- 2 -

ARTICLE 2:  PURPOSES AND POWERS...........................................- 2 -
      2.1   Principal Purpose.............................................- 2 -
      2.3   Other Purposes................................................- 3 -
      2.4   Powers........................................................- 3 -

ARTICLE 3:  CAPITAL OF THE COMPANY........................................- 4 -
      3.1   Contributions.................................................- 4 -
      3.2   Additional Contributions in Excess of Capital Commitment......- 5 -
      3.3   The Property..................................................- 7 -
      3.4   Capital Accounts..............................................- 7 -
      3.5   Transfer......................................................- 8 -
      3.6   No Withdrawal of Capital......................................- 8 -
      3.7   No Interest on Capital........................................- 8 -
      3.8   No Drawing Accounts...........................................- 8 -
      3.9   Management Fee................................................- 8 -
      3.10  Contributions in the Event of an Emergency....................- 9 -
      3.11  Working Capital Reserve......................................- 10 -

ARTICLE 4:  INCOME AND LOSSES............................................- 10 -
      4.1   Allocation of Net Income and Net Loss........................- 10 -
      4.2   Company Minimum Gain Chargeback..............................- 13 -
      4.3   Minimum Gain Chargeback for Member Nonrecourse Debt..........- 13 -
      4.4   Qualified Income Offset......................................- 13 -
      4.5   Limit on Loss Allocations....................................- 14 -
      4.6   Net Loss from Member Nonrecourse Debt........................- 14 -
      4.7   Nonrecourse Deductions.......................................- 14 -
      4.8   Section 754 Adjustments......................................- 14 -
      4.9   Reversal of Mandatory Allocations............................- 14 -
      4.10  Compliance with Code.........................................- 14 -

      4.11  Tax Allocations -- Section 704(c)............................- 14 -
      4.12  Allocation on Transfer.......................................- 14 -

ARTICLE 5:  DISTRIBUTIONS................................................- 15 -
      5.1   Distributions Generally......................................- 15 -
      5.2   Special Distributions........................................- 16 -
      5.3   Payment......................................................- 16 -
      5.4   Withholding..................................................- 16 -
      5.5   Distribution Limitation......................................- 16 -
      5.6   Booth Creek Return...........................................- 17 -

ARTICLE 6:  MANAGEMENT...................................................- 17 -
      6.1   Management...................................................- 17 -
      6.2   Actions or Decisions by the Manager..........................- 18 -
      6.3   Actions or Decisions Requiring Reasonable Consent............- 19 -
      6.4   Actions or Decisions Requiring Discretionary Consent of
            Booth Creek..................................................- 20 -
      6.5   Amendment of Agreement.......................................- 22 -
      6.7   Effect of Dissolution, Resignation or Retirement.............- 23 -
      6.8   Other Activities.............................................- 23 -
      6.9   Payment of Management Costs..................................- 23 -
      6.10  Master Development Plan......................................- 23 -
      6.11  Annual Plan..................................................- 23 -
      6.12  Amendments to Annual Plan....................................- 24 -
      6.13  Off-Site Mitigation..........................................- 24 -

ARTICLE 7:  MEETINGS OF MEMBERS..........................................- 24 -
      7.1   Special Meetings.............................................- 24 -
      7.2   Place........................................................- 24 -
      7.3   Notice.......................................................- 24 -
      7.4   Waiver of Notice.............................................- 24 -
      7.5   Record Date..................................................- 25 -
      7.6   Quorum.......................................................- 25 -
      7.7   Manner of Acting.............................................- 25 -
      7.8   Proxies......................................................- 25 -
      7.9   Meetings by Telephone........................................- 25 -
      7.10  Action Without a Meeting.....................................- 25 -

ARTICLE 8:  LIABILITY OF A MEMBER........................................- 25 -
      8.1   Limited Liability............................................- 25 -
      8.2   Capital Contribution.........................................- 26 -
      8.3   Capital Return...............................................- 26 -
      8.4   Reliance.....................................................- 26 -

ARTICLE 9:  INDEMNIFICATION..............................................- 26 -
      9.1   Indemnification by Company...................................- 26 -
      9.2   Expense Advancement..........................................- 27 -
      9.3   Insurance....................................................- 27 -

ARTICLE 10: ACCOUNTING AND REPORTING.....................................- 27 -
      10.1  Fiscal Year..................................................- 27 -
      10.2  Accounting Method............................................- 27 -
      10.3  Tax Classification...........................................- 27 -
      10.4  Returns......................................................- 28 -
      10.5  Reports......................................................- 28 -
      10.6  Annual Audit.................................................- 28 -
      10.7  Books and Records............................................- 28 -
      10.8  Information..................................................- 29 -
      10.9  Banking......................................................- 30 -
      10.11 No Partnership...............................................- 32 -

ARTICLE 11: DISSOLUTION..................................................- 33 -
      11.1  Dissolution..................................................- 33 -
      11.2  Events of Withdrawal.........................................- 33 -
      11.3  Continuation.................................................- 34 -
      11.4  Payment for Rights...........................................- 34 -

ARTICLE 12: LIQUIDATION..................................................- 34 -
      12.1  Liquidation..................................................- 34 -
      12.2  Priority of Payment..........................................- 34 -
      12.3  Liquidating Distributions....................................- 35 -
      12.4  No Restoration Obligation....................................- 36 -
      12.5  Liquidating Reports..........................................- 36 -
      12.6  Certificate of Cancellation..................................- 36 -

ARTICLE 13: TRANSFER RESTRICTIONS........................................- 36 -
      13.1  General Restriction..........................................- 36 -
      13.2  No Member Rights.............................................- 36 -
      13.3  Permitted Transferee.........................................- 36 -
      13.4  General Conditions on Transfers..............................- 37 -
      13.6  Rights of Transferees........................................- 38 -
      13.7  Security Interest............................................- 38 -
      13.8  Sale of Resort...............................................- 39 -
      13.9  Break-Up Remedy..............................................- 39 -
      13.10 Reserved.....................................................- 41 -

ARTICLE 14: DISPUTE RESOLUTION...........................................- 43 -

ARTICLE 15: GENERAL PROVISIONS...........................................- 43 -
      15.1  Amendment....................................................- 43 -
      15.2  Representations..............................................- 43 -
      15.3  Unregistered Interests.......................................- 44 -
      15.4  Waiver of Dissolution Rights.................................- 45 -
      15.5  Waiver of Partition Right....................................- 45 -
      15.6  Waivers and Consents.........................................- 45 -
      15.7  Equitable Relief.............................................- 45 -
      15.8  Remedies for Breach..........................................- 45 -
      15.9  Costs........................................................- 46 -
      15.10 Indemnification..............................................- 46 -
      15.11 Counterparts.................................................- 46 -
      15.12 Notice.......................................................- 46 -
      15.13 Deemed Notice................................................- 46 -
      15.14 Partial Invalidity...........................................- 46 -
      15.15 Entire Agreement.............................................- 47 -
      15.16 Benefit......................................................- 47 -
      15.17 Binding Effect...............................................- 47 -
      15.18 Further Assurances...........................................- 47 -
      15.19 Headings.....................................................- 47 -
      15.20 Terms........................................................- 47 -
      15.21 Governing Law................................................- 47 -

                              OPERATING AGREEMENT

                                       OF

                            NORTHSTAR HOLDINGS, LLC


This Operating Agreement is made as of [date], by and between Trimont Land Company, a California corporation ("Booth Creek") and East West Resort Development V, L.L.L.P., a Delaware limited liability limited partnership ("EWRD V"), as all of the Members of Northstar Holdings, LLC, a Delaware limited liability company. In consideration of our mutual promises and obligations, and with the intent of being legally bound, we agree as follows:


ARTICLE 1: FORMATION AND DEFINITIONS

1.1 Formation. The Company was formed on [date] by filing a Certificate of Formation with the Delaware Secretary of State pursuant to the Act and on behalf of all of the initial Members of the Company. Unless expressly provided otherwise (or reasonably implied by an express provision) in this Agreement, the rights, duties and liabilities of the Members of the Company will be as provided in the Act, the provisions of this Agreement will control to the extent permitted by the Act, and the conflicting provisions of the Act will be deemed waived to the maximum extent permitted in the Act.

1.2 Name. The name of the Company is Northstar Holdings, LLC. The business of the Company will be conducted under such name, as well as any other name or names as the Company may from time to time determine.

1.3 Members. The name and address of each Member of the Company (admitted as provided in 3.1) is set forth on the attached Exhibit A.

1.4 Economic Interest. The Economic Interest initially held by each Member is set forth on the attached Exhibit B. The economic interest of the Company in each Project LLC will in all cases be 80% (such that EWRD V and the EWRD Parties have, in the aggregate, an 80% indirect and direct interest in each Project LLC and Booth Creek has a 20% indirect interest in each Project LLC), subject to the other provisions of this Agreement providing for dilution under certain circumstances.

1.5 Office and Agent. The initial registered office of the Company in Delaware will be at 1013 Centre Road, Wilmington, New Castle County, Delaware 19805, and its registered agent will be the Corporation Service Company. The Company may change its registered office or registered agent in Delaware in accordance with the Act.

1.6 Foreign Qualification. The Manager will [a] cause the Company to be qualified or registered as a foreign limited liability company under the provisions of California law and cause such status to be maintained for so long as the Company owns any real property or otherwise transacts business in the State of California, and [b] cause the Company to be registered under the assumed or fictitious name statutes or similar laws in the State of California and in any other jurisdiction in which the Company transacts business. The initial registered office of the Company in California is located at _________________________ [To be filled in with the physical address of the East West office in the Northstar area], and its initial registered agent in California is _________________[To be filed in with the name of the principal East West employee located in the Northstar area]. The Company may subsequently change its registered office or registered agent in California in accordance with the Beverly Killea Limited Liability Company Act of the State of California. The Company will also apply to the Colorado Secretary of State for a certificate of authority to transact business in Colorado. The initial registered office of the Company in Colorado is located at 100 E. Thomas Place, Beaver Creek Resort, Avon, Colorado 81620, and its initial registered agent in Colorado is Christina V. Wright. The Company may subsequently change its registered office or registered agent in Colorado in accordance with the Colorado Limited Liability Company Act. The Company will apply for any required certificate of authority to do business in any other state or jurisdiction, as required or appropriate.

1.7 Term. The Company will be effective from the date its Certificate of Formation is filed with the Delaware Secretary of State and will continue in perpetuity, unless and until a Dissolution occurs under 11.1 and a Certificate of Termination is filed with the Delaware Secretary of State pursuant to 12.6.

1.8 Definitions. Certain definitions used in this Agreement are defined in Exhibit U.


ARTICLE 2: PURPOSES AND POWERS


2.1 Principal Purpose. Subject to the provisions of this Agreement, the business and sole purpose of the Company is, whether directly or indirectly through one or more Project LLC's, [a] to acquire, own, hold, construct, develop, operate, sell, or otherwise dispose of the Property and the Ten Year Option Property, if any, [b] to form, capitalize, operate, and dispose of an entity or entities to engage in such other operating businesses as are agreed to in writing by EWRD V and Booth Creek, [c] to borrow money pursuant to one or more construction loans or otherwise in accordance with this Agreement in furtherance of the business of the Company and to issue promissory notes or other evidences of indebtedness in connection with such borrowings, [d] to grant one or more mortgages, deeds of trust, pledges or other liens on or security interests in all or any portion of the assets of the Company (subject to restrictions set forth elsewhere in this Agreement) to secure the Company's obligations as debtor under any loans, lines of credit, debt offerings, credit facilities, or other financing arrangements from time to time established to finance any portion of the Company's activities, or [e] to do any and all other acts or things which may be reasonably incidental or necessary to carry on the business of the Company as contemplated by this Agreement. Except as otherwise provided in this Agreement, the Company will not engage in any other activity or business, and no Member will have any authority to hold itself out as a general agent of another Member in any other business or activity.

2.2 Certain References. The Company expects to own and operate each Project through a Project LLC created exclusively for that purpose. For convenience of reference in this Agreement, the Company is sometimes referred to as the owner of a Project and the entity which sells, transfers or otherwise conveys a Project. No such reference should be construed to evidence any intent that any Project is, in fact, owned directly by, or sold, transferred or disposed of directly by, the Company, that any assets or liabilities relating to any one Project are to be commingled with any assets or liabilities relating to any other Project, or that the creditors of any one Project are to have access to the assets of any other Project to satisfy their claims. Where the context so requires, any reference to the Company will be construed instead to be a reference to the relevant Project LLC, and any reference to the sale, transfer or disposition of a Project by the Company will be construed instead to be a reference to the sale, transfer or disposition of that Project by the relevant Project LLC, or to the sale, transfer or disposition by the Company of its Ownership Interest in the relevant Project LLC.

2.3 Other Purposes. The Company may engage in activities related or incidental to its principal purpose, as well as any other business or investment activity agreed to in writing by the affirmative Vote of all Members. However, as provided in the Act, the Company may not engage in the business of granting policies of insurance, assuming insurance risks, issuing debt instruments for circulation as money or receiving deposits of money.

2.4 Powers. The Company has all of the powers granted to a limited liability company under the Act, including, without limitation, the power:

[a] to conduct its business, carry on its operations and have and exercise all powers granted to a limited liability company by the Act, in the State of California or in any other state, territory, district or possession of the United States, or any foreign country in which the conduct of business by the Company may be necessary, convenient or incidental to the accomplishment of the purposes of the Company;

[b] to acquire, own, hold, operate, maintain, finance, improve, construct, renovate, expand, lease, sell, convey, mortgage, transfer, demolish or dispose of all or part of the Property, the Ten Year Option Property, if any, and the Ancillary Property, if any, as may be necessary, convenient or incidental to the accomplishment of the purposes of the Company;

[c] to enter into, perform and carry out contracts of any kind, including, without limitation, contracts with any Member, any Affiliate of any Member or any agent of the Company necessary, convenient, desirable or incidental to the accomplishment of the purposes of the Company;

[d] to sue and be sued, complain and defend and participate in administrative or other proceedings, in its name;

[e] to appoint officers, employees and agents of the Company, define their duties and fix their compensation, if any;

[f] to indemnify any Person in accordance with the Act, subject to the provisions of this Agreement, and to obtain any and all types of insurance;

[g]  to cease its activities and cancel its Certificate of Formation;

[h] to negotiate, enter into, renegotiate, extend, renew, terminate, modify, amend, waive, execute, acknowledge or take any other action with respect to any lease, contract, agreement, deed of trust, security agreement, pledge, collateral assignment, or other lien on the assets of the Company;

[i] to pay, collect, compromise, litigate, arbitrate or otherwise adjust or settle any and all claims or demands of or against the Company or to hold such proceeds against the payment of contingent liabilities; and

[j] to make execute and file any and all documents or instruments necessary, convenient, desirable or incidental to the accomplishment of the purposes of the Company.


ARTICLE 3: CAPITAL OF THE COMPANY

3.1  Contributions.

[a] Each Member separately agrees to make the Initial Contribution to the Company in cash in the amounts, in the manner, and at the times set forth opposite such Member's name on the attached Exhibit C. Each Member agrees to make such Member's Initial Contribution by confirmed wire transfer of money, in United States dollars and immediately available funds, to the Company's account (or, alternatively, such payment may be made as the Company may otherwise agree).

[b] To the extent that the balance of the EWRD Capital Commitment Account is less than the Capital Commitment, and except to the extent that an insufficiency of funds results from an Emergency, EWRD will make Additional Contributions, at such times and in such installments as EWRD V reasonably determines are necessary to fund the expenditures contemplated by the Master Development Plan and each subsequent Annual Plan and to fund the operations of the Company in the ordinary course of its business.

[c] If Booth Creek reasonably determines that Additional Contributions are required to be made by EWRD V under [b], Booth Creek may give Notice to EWRD V of the amount which Booth Creek reasonably believes should be contributed by EWRD V pursuant to [b]. Such Notice will include an explanation of the reasons Booth Creek believes such Additional Contributions are required. To the extent that Additional Contributions are required under [b], EWRD V will make such Additional Contributions within 30 days after receipt of such Notice.

[d] Any breach by EWRD V of its obligations under [c] will be a "Funding Default." Within 30 days after the occurrence of a Funding Default, Booth Creek may give Notice of such Funding Default to EWRD V, and if Booth Creek fails timely to give such Notice, Booth Creek will be deemed to have waived its remedies with respect to such Funding Default. Following the receipt of any such Notice, [i] the Company will be required to convey to Booth Creek, by grant deed, the Conveyance Property, free and clear of all liens and encumbrances (except for Permitted Liens), on or prior to the later of [A] the date which is 60 days after EWRD V's receipt of such Notice and [B] the date which is 30 days after the date on which the Conveyance Property may first be legally conveyed, [ii] Booth Creek will be required to pay to EWRD V, the Break-Up Infrastructure Costs (excluding Excess Infrastructure Costs) with respect to the Conveyance Property, such payment to be made at the time the Conveyance Property is conveyed to Booth Creek by the delivery of an unsecured promissory note in the form of Exhibit L, [iii] the Company will continue to develop the Projects other than the Projects located on the Conveyance Property, but will be required to develop such Projects with reasonable diligence after such time as Booth Creek has caused the development of the Village Core to be more than 80% completed in accordance with the Master Development Plan, as amended from time to time, [iv] upon conveyance of the Conveyance Property to Booth Creek, this Agreement will be automatically amended, without the requirement of a signature or any other action by any Person, such that all of the provisions in 6.3 (other than 6.3[b]) are moved to, and are governed by, the provisions of 6.2, and the provisions of 6.4[i] are moved to, and are governed by, the provisions of 6.3, and [v] Booth Creek may make Additional Contributions to the Company which will be deemed Additional Contributions for Excess Capital and bear a Preferred Return of 15% until the closing of a purchase and sale under 13.12[b]. In addition, Booth Creek will have the remedy set forth in 13.12[a] with respect to a Funding Default.

[e] Except as otherwise provided in 3.1, 3.2 and 3.10, no Member is permitted or required to make Capital Contributions to the Company. The remedies provided for in this 3.1, including the remedies provided for by reference to 13.12[a], are the sole and exclusive remedies of Booth Creek with respect to any Funding Default.

3.2  Additional Contributions in Excess of Capital Commitment.

[a] During any period in which EWRD V has satisfied its Capital Commitment, either Member, in good faith, may propose by Notice to the other Member that the Members make Additional Contributions for Excess Capital to the Company, in an amount reasonably determined by the proposing Member to fund the costs of developing the Property and the Ten Year Option Property, if any. In addition, if an Emergency has occurred, the Members may make Additional Contributions for Excess Capital as provided in 3.10.

[b] If both Members, in the exercise of their reasonable discretion, agree that the making of such Additional Contributions for Excess Capital is in the best interests of the Company in order to complete any Project as to which additional capital is necessary in order to maximize return to the Members, each Member will have the right (but not the obligation) to make its pro rata share of the proposed Additional Contributions for Excess Capital in proportion to such Member's Funding Percentage. If either
     Member fails to make its pro rata share of the proposed Additional Contribution for Excess Capital within 90 days after receipt of the Notice from the other Member, such other Member may make the entire proposed Additional Contribution for Excess Capital. Additional Contributions for Excess Capital will bear a 15% Preferred Return, but will not result in a change to the Economic Interests of the Members except as provided in
     3.10. If Booth Creek elects to make its pro rata share of a proposed Additional Contribution for Excess Capital and EWRD V does not elect to make its pro rata share of such proposed Additional Contribution for Excess Capital, then, subject to the right of first offer provisions in [c], the Company may, at the discretion of Booth Creek, admit additional Persons (each, a "New Member") to the particular Project LLC to which Booth Creek's Additional Contribution for Excess Capital will be allocated. Any contribution by a New Member must be made in cash.

[c] If Booth Creek desires to admit a New Member to a Project LLC as provided in [b], Booth Creek will give Notice (an "Admission Notice") to EWRD V setting forth the terms on which it proposes to admit a New Member, including the amount of cash which such New Member would contribute and the economic interest which such New Member would receive. For a period of 90 days following the receipt of an Admission Notice, EWRD V (or its nominee) may elect to make such cash contribution on the terms set forth in the Admission Notice by giving Notice to Booth Creek. If EWRD V (or its nominee) makes such election and contributes such cash to the applicable Project LLC within such 90 day period, EWRD V (or its nominee) will become the New Member on the terms set forth in the Admission Notice, subject to such New Member's full compliance with the other terms of the Operating Agreement of the applicable Project LLC relating to the admission of new members. If EWRD V (or its nominee) does not timely give such Notice and make such contribution, Booth Creek may, in its discretion, cause the applicable Project LLC to admit a New Member on the terms set forth in the Admission Notice, subject to such New Member's full compliance with the other terms of the Operating Agreement of the applicable Project LLC relating to the admission of new members; but if such admission is not made within 180 days following the expiration of the 90-day period referenced in the preceding sentence, Booth Creek's right to admit such New Member will expire and the provisions of this 3.2 will again become applicable to the proposed admission of such New Member. If a New Member is admitted in accordance with the provisions of this 3.2, any indirect dilution to the Economic Interests of the Members caused by such admission will be borne proportionally by both Members, notwithstanding the provisions of Section 1.4.

3.3  The Property.

[a] Real Estate Purchase Agreement; Assignment. Concurrently with the Members' execution of this Agreement [i] East West Partners, Inc. will assign to the Company all of its right, title and interest in and to the Real Estate Purchase Agreement such that the Company is substituted as the "Purchaser" under such agreement in the place and stead of East West Partners, Inc., [ii] the Company will assume all of the obligations of the "Purchaser" under the Real Estate Purchase Agreement, and [iii] EWRD V will, and will cause any Affiliate of EWRD V to, assign or cause to be assigned to the Company all of their respective rights, titles and interest, if any, in and to all tangible and intangible property relating to the investigation, evaluation and prospective ownership, development, construction, financing and operation of the Property and the Projects, and the marketing and sale of the Units, including, all inspection reports, environmental investigation reports, appraisals and other due diligence studies and materials, all engineering or architectural plans, specifications, drawings, and artists renderings, and copies of all other materials which would be relevant to the Company's ownership, development, improvement, operation, financing, refinancing or disposition of the Property and the Projects, and its marketing and sale of the Units, but excluding such materials as are subject to attorney-client privilege or attorney work product privilege and any other confidential and proprietary materials prepared by EWRD V or its Affiliates which are not useful in connection with the development of the Property and the Projects.

[b] Trademark License Agreement. Concurrently with the Members' execution of this Agreement, the Company and Booth Creek will enter into the Trademark License Agreement in the form of Exhibit O, to be effective as of the date of this Agreement.

3.4 Capital Accounts. A Capital Account will be maintained for each Member and credited, charged and otherwise adjusted as required by Section 704(b) of the Code and the Section 704(b) Regulations. Each Member's Capital Account will be:

[a] Credited with [i] the amount of money contributed by the Member as an Initial Contribution or an Additional Contribution, [ii] the Fair Market Value of property contributed by the Member as an Initial Contribution or Additional Contribution (net of liabilities that the Company assumes or takes property subject to), [iii] the Member's allocable share of Income and Net Income, and [iv] all other items properly credited to Capital Account;

[b] Charged with [i] the amount of money distributed to the Member by the Company, [ii] the Fair Market Value of property distributed to the Member by the Company (net of liabilities that the Member assumes or takes subject to), [iii] the Member's allocable share of Losses, Net Losses, Nonrecourse Deductions, and Member Nonrecourse Deductions, and [iv] all other items properly charged to Capital Account; and

[c]  Otherwise adjusted as required by the Section 704(b) Regulations.

Any unrealized appreciation or depreciation with respect to any asset distributed in kind will be allocated among the Members in accordance with the provisions of Article 4 as though such asset had been sold for its Fair Market Value, as determined by agreement of the Members, on the date of Distribution, and the Members' Capital Accounts will be adjusted to reflect both the deemed realization of such appreciation or depreciation and the Distribution of such property.

The foregoing provisions and the other provisions of this Agreement relating to the maintenance of the Capital Accounts are intended to comply with the Section 704(b) Regulations and will be interpreted and applied in a manner consistent with such Regulations and any amendment or successor provision thereto.

3.5 Transfer. If all or any part of an Ownership Interest is Transferred in accordance with this Agreement, the Capital Account of the Transferor that is attributable to the Transferred interest will carry over to the Transferee.

3.6 No Withdrawal of Capital. Except as specifically provided in this Agreement, no Member will be entitled to withdraw all or any part of such Person's Capital Contribution from the Company prior to the Company's Dissolution and Liquidation, or, when such withdrawal of capital is permitted, to demand a distribution of property other than money or as otherwise provided in this Agreement.

3.7 No Interest on Capital. No Member will be entitled to receive interest on such Person's Capital Account or Capital Contribution. Any Member having an Unpaid Preferred Return will be entitled to a Preferred Return as provided in this Agreement.

3.8 No Drawing Accounts. The Company will not maintain a drawing account for any Member. All Distributions to Members will be governed by Article 5 (relating to Distributions not in Liquidation of the Company) and by Article 12 (relating to Distributions in Liquidation of the Company).

3.9 Management Fee. EWRD V (or an Affiliate of EWRD V) will be entitled to receive a management fee equal to 3% of the Gross Sales Price of each Unit, calculated and paid on a Project by Project basis. The Company will pay the estimated management fee in advance, in equal monthly payments, beginning on the Management Fee Commencement Date for each Project. The estimated management fee will be based upon the Gross Sales Prices of the Units specified in the Master Development Plan and Annual Plan(s), and the number of months over which such estimated management fee will be paid will likewise be based on the expected duration of the Project as set forth in the applicable Annual Plan(s). EWRD V will refund to the Company any overpayments of such fee, and the Company will pay to EWRD V any underpayments of such fee, as soon as is reasonably practicable and in any event promptly after the sales of all Units for a given Project are completed. Such management fee will be deemed an operating expense of the Company (and not a Distribution). Except as provided in this Agreement, no Member or Affiliate of a Member will be entitled to any salary or other form of compensation paid by the Company for services rendered to the Company (other than a Member's share of Distributions).

3.10 Contributions in the Event of an Emergency. If an Emergency has occurred, EWRD V, at its option, may make Additional Contributions for Capital Commitment (to the extent of the Capital Commitment) in an amount necessary to mitigate the effects of such Emergency, and if EWRD V does not make such contributions within 10 days after receipt of a Notice from Booth Creek which states that an Emergency has occurred and specifies in reasonable detail the nature of such Emergency, Booth Creek may, to the extent of EWRD V's Capital Commitment, contribute an amount equal to the Additional Contribution for Capital Commitment which EWRD V did not make, and such contribution will be deemed an Additional Contribution for Excess Capital of Booth Creek. If an Emergency has occurred and EWRD V has satisfied its Capital Commitment, either Member may propose that the Members make Additional Contributions for Excess Capital in an amount necessary to mitigate the effects of such Emergency by giving a Notice to the other Member which states that an Emergency has occurred and specifies in reasonable detail the nature of such Emergency. For a period of 10 days after the non-proposing Member's receipt of such Notice, each Member will have the right to make its pro rata share (based on its Funding Percentage) of Additional Contributions for Excess Capital in the amount set forth in the Notice. To the extent that either Member does not contribute its pro rata share of such Additional Contributions for Excess Capital, the other Member may (but is not required to) contribute such amount. If an Emergency has occurred, to the extent that EWRD V does not make an Additional Contribution for Capital Commitment or contribute its pro rata share of an Additional Contribution for Excess Capital, and Booth Creek elects to do so on EWRD V's behalf, the Economic Interest of Booth Creek will be increased and the Economic Interest of EWRD V will be decreased by an amount (expressed as a percentage) equal to a 4% Economic Interest for each $1,000,000 of Additional Contributions which Booth Creek makes on behalf of EWRD V (but not on its own behalf) (or such proportionately lesser or greater percentage as is determined by a proportionately greater or lesser Additional Contribution than $1,000,000), except that the maximum percentage by which EWRD V's Economic Interest may be reduced by one or more such events is 40%. Thus, if the amount contributed by Booth Creek on behalf of EWRD V exceeds $10,000,000, any such Additional Contributions by Booth Creek on behalf of EWRD V in excess of $10,000,000 will not result in dilution of EWRD V's Economic Interest but will be entitled to a Preferred Return, as provided in 3.2. If EWRD V's Economic Interest is diluted pursuant to this 3.10, Exhibit B will be appropriately amended to reflect the adjusted Economic Interests. The dilution remedy provided for in this 3.10 is the sole and exclusive remedy of Booth Creek if, in the event of an Emergency, EWRD V fails to make an Additional Contribution for Capital Commitment or its pro rata share of an Additional Contribution for Excess Capital, as the case may be, except only that if the amount contributed by Booth Creek on behalf of

EWRD V exceeds $2,000,000, Booth Creek may also, in addition to such dilution remedy, invoke the Break-Up Remedy pursuant to 13.9 as if a Deadlock had occurred.

3.11 Working Capital Reserve. The Manager may establish and maintain a working capital reserve for operating expenses, capital expenditures, repairs, replacements, contingencies and other anticipated costs relating to the Company's business. Such working capital reserve will be consistent with the Company's Annual Plan with respect to the pertinent Fiscal Year, except that the Manager may increase reserves above such amounts if the Manager reasonably determines that such action is necessary to protect the Company against an Emergency.

3.12 Authorization of Emergency Loans. If an Emergency has occurred or is likely to occur, the Manager may (but is not obligated to), without other authorization from the Members, make a loan (an "Emergency Loan") to the Company in an amount determined by the Manager in its reasonable discretion sufficient to prevent or mitigate the effects of the Emergency; but the aggregate principal amounts of all outstanding Emergency Loans will not exceed $500,000. Each Emergency Loan will be unsecured, will be payable in full as set forth in 5.1(b), will be prepayable at the election of the Company, without penalty or premium, and will bear simple interest, compounded annually, from the date such funds are advanced at the lower of [a] a fluctuating rate equal to 2% above the prime rate announced by The Wall Street Journal from time to time or [b] the maximum rate permitted by applicable law. No Emergency Loan may be made at any time when EWRD V has not satisfied its Capital Commitment.


ARTICLE 4: INCOME AND LOSSES

4.1 Allocation of Net Income and Net Loss. Except as provided in 4.2 through 4.11, the Company's Net Income or Net Loss, as the case may be, and each item of income, loss and deduction entering into the computation thereof, for each Fiscal Year will be allocated to the Members as follows:

[a] Net Income for such Fiscal year will be allocated as follows:

     [i] first, an amount of Net Income equal to the excess of [x] the amount that has been distributed to Booth Creek pursuant to 5.1[a] for such Fiscal Year and all prior Fiscal Years over [y] all Net Income previously allocated to Booth Creek pursuant to this 4.1[a][i] for such Fiscal Year and all prior Fiscal Years, will be allocated to Booth Creek;

     [ii] second, an amount of Net Income equal to the excess of [x] the amount of Net Loss that has been allocated to the Members pursuant to 4.1[b][vii] for such Fiscal Year and all prior Fiscal Years over [y] all Net Income previously allocated to the Members pursuant to this 4.1[a][ii] for such Fiscal Year and all prior Fiscal Years, will be allocated to the Members in proportion to each Member's share of such excess of [x] over [y];

     [iii]third, an amount of Net Income equal to the excess of [x] the amount of Net Loss that has been allocated to the Members pursuant to 4.1[b][vi] for such Fiscal Year and all prior Fiscal years over [y] all Net Income previously allocated to the Members pursuant to this 4.1[a][iii] for such Fiscal Year and all prior Fiscal Years, will be allocated to the Members in proportion to each Member's share of such excess of [x] over [y];

     [iv] fourth, an amount of Net Income equal to the excess of [x] the amount of Net Loss that has been allocated to the Members pursuant to 4.1[b][v] for such Fiscal Year and all prior Fiscal Years over [y] all Net Income previously allocated to the Members pursuant to this 4.1[a][iv] for such Fiscal Year and all prior Fiscal Years, will be allocated to the Members in proportion to each Member's share of such excess [x] over [y];

     [v] fifth, an amount of Net Income equal to the excess of [x] the amount of Net Loss that has been allocated to the Members pursuant to 4.1[b][iv] for such Fiscal Year and all prior Fiscal Years over [y] all Net Income previously allocated to the Members pursuant to this 4.1[a][v] for such Fiscal Year and all prior Fiscal Years, will be allocated to the Members in proportion to each Member's share of such excess of [x] over [y];

     [vi] sixth, an amount of Net Income equal to the excess of [x] the amount of Net Loss that has been allocated to EWRD V pursuant to 4.1[b][iii] for such Fiscal Year and all prior Fiscal years over [y] all Net Income previously allocated to EWRD V pursuant to this 4.1[a][vi] for such Fiscal Year and all prior Fiscal Years, will be allocated to EWRD V;

     [vii]seventh, an amount of Net Income equal to the excess of [x] the amount of Net Loss that has been allocated to EWRD V pursuant to 4.1[b][ii] for such Fiscal Year and all prior Fiscal years over [y] all Net Income previously allocated to EWRD V pursuant to this 4.1[a][vii] for such Fiscal Year and all prior Fiscal Years, will be allocated to EWRD V;

     [viii] eighth, an amount of Net Income equal to the excess of [x] the amount of Net Loss that has been allocated to the Members pursuant to 4.1[b][i] for such Fiscal Year and all prior Fiscal Years over [y] all Net Income previously allocated to the Members pursuant to this 4.1[a][viii] for such Fiscal Year and all prior Fiscal Years, will be allocated to the Members in proportion to each Member's share of such excess of [x] over [y];

     [ix] ninth, an amount of Net Income equal to the excess of [x] the Preferred Return for Excess Capital for such Fiscal Year and all prior Fiscal Years over [y] all Net Income previously allocated to the Members pursuant to this 4.1 [a][ix] for such Fiscal Year and all prior Fiscal Years, will be allocated to the Members in proportion to each Member's share of such excess of [x] over [y];

     [x] tenth, an amount of Net Income equal to the excess of [x] the Preferred Return for Capital Commitment for such Fiscal Year and all prior Fiscal Years over [y] all Net Income previously allocated to EWRD V pursuant to this 4.1[a][x] for such Fiscal Year and all prior Fiscal Years;

     [xi] eleventh, an amount of Net Income equal to the excess of [x] the Preferred Return for Land for such Fiscal Year and all prior Fiscal Years over [y] all Net Income previously allocated to EWRD V pursuant to this 4.1[a][xi] for such Fiscal Year and all prior Fiscal Years; and

     [xii]twelfth, any remaining Net Income will be allocated to the Members in proportion to their respective Economic Interests.

[b] Net Loss for such Fiscal Year will be allocated as follows:

     [i]  first,  an  amount  of Net Loss  equal to the  excess  of [x] all Net
          Income previously allocated to the Members pursuant to 4.1[a][viii] or 4.1[a][xii] for such Fiscal Year and all prior Fiscal Years over [y] the sum of all Net Loss previously allocated to the Members pursuant to this 4.1[b][i] for such Fiscal Year and all prior Fiscal Years and all Distributions made pursuant to 5.1[i] or 12.2[i] for such Fiscal Year and all prior Fiscal Years, will be allocated to the Members in proportion to each Member's share of such excess of [x] over [y];

     [ii] second,  an  amount  of Net Loss  equal to the  excess of [x] all Net
          Income previously allocated to the Members pursuant to 4.1[a][vii] or 4.1[a][xi] for such Fiscal Year and all prior Fiscal Years over [y] the sum of all Net Loss previously allocated to the Members pursuant to this 4.1[b][ii] for such Fiscal Year and all prior Fiscal Years and all Distributions made pursuant to 5.1[f] or 12.2[h] for such Fiscal Year and all prior Fiscal Years, will be allocated to the Members in proportion to each Member's share of such excess of [x] over [y];

     [iii]third,  an  amount  of Net Loss  equal to the  excess  of [x] all Net
          Income previously allocated to EWRD V pursuant to 4.1[a][vi] or 4.1[a][x] for such Fiscal Year and all prior Fiscal Years over [y] the sum of all Net Loss previously allocated to EWRD V pursuant to this 4.1[b][iii] for such Fiscal Year and all prior Fiscal Years and all Distributions made pursuant to 5.1[e] or 12.2[g] for such Fiscal Year and all prior Fiscal Years, will be allocated to EWRD V;

     [iv] fourth,  an  amount  of Net Loss  equal to the  excess of [x] all Net
          Income previously allocated to the Members pursuant to 4.1[a][v] for such Fiscal Year and all prior Fiscal Years and the sum for all Members of their Adjusted Capital Contribution Amount for Land and their Adjusted Capital Contribution Amount for Capital Commitment, over [y] all Net Loss previously allocated to the Members pursuant to this 4.1[b][iv] for such Fiscal Year and all prior Fiscal Years, will be allocated to the Members in proportion to each Member's share of such excess of [x] over [y];

     [v] fifth, an amount of Net Loss equal to the excess of [x] the sum of all Net Income previously allocated to the Members pursuant to 4.1[a][iv] or 4[a][ix] for such Fiscal Year and all prior Fiscal Years over [y] the sum of all Net Loss previously allocated to the Members pursuant to this 4.1[b][v] for such Fiscal Year and all prior Fiscal Years and all Distributions made pursuant to 5.1[c] or 12.2[e] for such Fiscal Year and all prior Fiscal Years will be allocated to the Members in proportion to each Member's share of such excess of [x] over [y];

     [vi] sixth, an amount of Net Loss equal to the excess of [x] the sum of all Net Income previously allocated to the Members pursuant to 4.1[a][iii] for such Fiscal Year and all prior Fiscal Years and the aggregate Adjusted Capital Contribution Amounts for Excess Capital over [y] the sum of all Net Loss previously allocated to the Members pursuant to this 4.1[b][vi] for such Fiscal year and all prior Fiscal Years will be allocated to the Members in proportion to each Member's share of such excess of [x] over [y]; and

     [vii]seventh, any remaining Net Loss will be allocated to the Members in proportion to their respective Economic Interests.

4.2 Company Minimum Gain Chargeback. Notwithstanding any other provision of this Agreement to the contrary, if in any Fiscal Year or other period there is a net decrease in the amount of the Company Minimum Gain, then the minimum gain chargeback described in Regulations Section 1.704-2(f) and (g) will apply.

4.3 Minimum Gain Chargeback for Member Nonrecourse Debt. Notwithstanding any other provision of this Agreement to the contrary other than 4.2 if in any year there is a net decrease in the amount of the Member Minimum Gain, then the partner minimum gain chargeback described in Regulations Section 1.704-1(i)(5) will apply.

4.4 Qualified Income Offset. Notwithstanding any other provision of this Agreement to the contrary (except 4.2 and 4.3 which will be applied first), if in any Fiscal Year or other period a Member unexpectedly receives an adjustment, allocation or distribution described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), which adjustment, allocation or distribution causes or increases a deficit balance in such Member's Adjusted Capital Account, such Member will be specially allocated items of Income in accordance with the qualified income offset provisions described in Regulations
Section 1.704-1(b)(2)(ii)(d).

4.5 Limit on Loss Allocations. Notwithstanding the provisions of 4.1, or any other provision of this Agreement to the contrary, Net Loss (or items thereof) will not be allocated to a Member if such allocation would cause or increase a deficit balance in such Member's Adjusted Capital Account and will be reallocated to the other Members, subject to the limitations of this 4.5.

4.6 Net Loss from Member Nonrecourse Debt. Any Loss attributable to Member Nonrecourse Debt will be allocated to the Member who bears the economic risk of loss with respect to such debt.

4.7 Nonrecourse Deductions. Nonrecourse Deductions for any Fiscal Year or other period will be allocated among the Members in accordance with their respective Economic Interests.

4.8 Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Company asset under Sections 734(b) or 743(b) is required to be taken into account in determining Capital Accounts under Regulations Section 1.704-1(b)(2)(iv)(m), the amount of the adjustment to the Capital Accounts will be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis), and the gain or loss will be specially allocated to the Members in a manner consistent with the manner in which their Capital Accounts are required to be adjusted under Regulations Section 1.704-1(b)(2)(iv)(m).

4.9 Reversal of Mandatory Allocations. In the event that any Income or Net Loss is allocated pursuant to 4.2 through 4.5, subsequent Income or Net Loss (or items thereof) will first be allocated (subject to 4.2 through 4.5) to the Members in a manner which will result in each Member having a Capital Account balance equal to that which would have resulted had the original allocation of Income or Net Loss (or items thereof) pursuant to 4.2 through 4.5 not occurred.

4.10 Compliance with Code. The foregoing provisions of this Agreement relating to the allocation of Net Income and Net Loss are intended to comply with Regulations under Section 704(b) of the Code and will be interpreted and applied in a manner consistent with such Regulations.

4.11 Tax Allocations -- Section 704(c). In accordance with Section 704(c) of the Code and the related Regulations, income, gain, loss and deduction with respect to any property contributed to the capital of the Company, solely for tax purposes, will be allocated among the Members so as to take account of any variation between the adjusted basis to the Company of the property for federal income tax purposes and the initial Book Value of the property. If the Book Value of any Company asset is adjusted as described in the definition of Book Value, subsequent allocations of income, gain, loss and deduction with respect to that asset will take account of any variation between the adjusted basis of the asset for federal income tax purposes and its Book Value in the same manner as under Section 704(c) and Regulations Section 1.704-3(b). Allocations under this 4.11 are solely for purposes of federal, state and local taxes.

4.12 Allocation on Transfer. If any interest in the Company is transferred, or is increased or decreased by reason of the admission of a new Member or otherwise, during any Fiscal Year, the Company will allocate Net Income or Net Loss or items thereof to the Persons who were the holders of such interest during such Fiscal Year by closing the books of the Company upon such transfer, increase, or decrease, or, if the Members agree otherwise, under a different method permitted by the Code.


ARTICLE 5: DISTRIBUTIONS

5.1 Distributions Generally. Subject to 5.2 and 5.5, after the payment of all Company operating expenses payable at such time and all outstanding Company obligations, other than Emergency Loans, payable at such time (or within 60 days thereafter), and after the establishment of working capital reserves by the Manager under 3.11, the Company will distribute any cash it realizes from operations as soon as practicable after its receipt of such cash, but the Company need not make any Distributions if the total amount distributed would be less than $50,000. All Distributions will be made to the Members in the following order and priority to the extent of available funds:

[a] First, at such times as Booth Creek is entitled to receive the Booth Creek Return pursuant to 5.6, an amount equal to the Unpaid Booth Creek Return will be distributed to Booth Creek;

[b] Second, any outstanding Emergency Loans will be repaid to the Manager (which is not a Distribution as such but is listed here to show the intent of the Members as to the priority of payment of Emergency Loans vis-a-vis Distributions);

[c] Third, an amount equal to the aggregate Unpaid Preferred Return for Excess Capital of all Members as of the date of such Distribution will be distributed to all of the Members in proportion to their Unpaid Preferred Returns for Excess Capital as of the date of such Distribution;

[d] Fourth, an amount equal to the aggregate Adjusted Capital Contribution Amounts for Excess Capital of all Members as of the date of such Distribution will be distributed to all of the Members in proportion to their Adjusted Capital Contribution Amounts for Excess Capital as of the date of such Distribution;

[e] Fifth, an amount equal to the aggregate Unpaid Preferred Return for Capital Commitment as of the date of such Distribution will be distributed to EWRD V;

[f] Sixth, an amount equal to the aggregate Unpaid Preferred Return for Land as of the date of such distribution will be distributed to EWRD V;

[g] Seventh, subject to the last sentence of this 5.1, an amount equal to the aggregate Adjusted Capital Contribution Amount for Capital Commitment as of the date of such Distribution will be distributed to EWRD V;

[h] Eighth, subject to the last sentence of this 5.1, an amount equal to the aggregate Adjusted Capital Contribution Amount for Land as of the date of such Distribution will be distributed to EWRD V; and

[i]  Ninth,  to the  Members  in  accordance  with  their  respective  Economic
     Interests.

Except upon the Dissolution and Liquidation of the Company or the written consent of Booth Creek, at no time prior to the seventh anniversary of this Agreement may any Distribution be made to EWRD V pursuant to 5.1[g] or 5.1[h] if such Distribution would reduce the Capital Commitment Account of EWRD V to less than $10,000,000.

5.2 Special Distributions. For each Fiscal Year the Company will, during such Fiscal Year or the immediately subsequent Fiscal Year, but not later than 90 days following the end of such Fiscal Year, use its reasonable best efforts to distribute to each Member, with respect to such Fiscal Year, a distribution in an amount equal to such Member's Presumed Tax Liability for such Fiscal Year (a "Tax Distribution"). Any amount distributed pursuant to this 5.2 will be deemed to be an advance distribution of amounts otherwise distributable to the Members pursuant to 5.1 and will reduce the amounts that would subsequently otherwise be distributable to the Members pursuant to 5.1 in the order they would otherwise have been distributable. The Manager may distribute Tax Distributions quarterly on an estimated basis prior to the end of a Fiscal Year, but if the amounts distributed by the Manager as estimated Tax Distributions exceed the greater of [i] the amount of Tax Distributions to which such Member is entitled for such Fiscal Year; or [ii] the total amount of Distributions to which such Member is entitled in such Fiscal Year; the Member will, within 15 days after the tax return for such Fiscal Year is filed, return such excess to the Company and such excess will be treated as a Distribution to such Member pursuant to
5.1 until it is returned.

5.3 Payment. All Distributions will be made to Members owning Ownership Interests on the date of record, such date being the last day of the calendar month preceding the date of Distribution, as reflected on the books of the Company.

5.4 Withholding. If required by the Code or by state or local law, the Company will withhold any required amount from Distributions to a Member for payment to the appropriate taxing authority. Any amount so withheld from a Member will be treated as a Distribution by the Company to such Member. Each Member agrees to file timely any agreement that is required by any taxing authority in order to avoid any withholding obligation that would otherwise be imposed on the Company. If the amount required to be withheld with respect to a Member exceeds the amount of Distributions payable to such Member, such excess will be treated as a loan to the Member, payable within 10 days after such time that the Company makes payment to the appropriate taxing authority.

5.5 Distribution Limitation. Notwithstanding any other provision of this Agreement, the Company will not make any Distribution to the Members if, after the Distribution, the liabilities of the Company (other than liabilities to Members on account of their Ownership Interests) would exceed the Fair Market Value of the Company's assets or if the Distribution would otherwise likely render the Company unable to pay its liabilities as they mature. With respect to any property subject to a liability for which the recourse of creditors is limited to the specific property, such property will be included in assets only to the extent the property's Fair Market Value exceeds its associated liability, and such liability will be excluded from the Company's liabilities.

5.6 Booth Creek Return. For purposes of determining when Booth Creek is entitled to receive the Booth Creek Return (as defined below), the Manager will establish an account which [a] has an initial balance of zero, [b] is increased by EWRD V's Initial Contribution, Additional Contributions for Capital Commitment which are used to pay Infrastructure Costs (excluding Excess Infrastructure Costs), Preferred Return for Capital Commitment to the extent that such Preferred Return arises from Additional Contributions for Capital Commitment which are used to pay Infrastructure Costs (excluding Excess Infrastructure Costs), and Preferred Return for Land, and [c] is decreased by 8% of the Gross Sales Price of each Unit sold. The balance of such account at any given time is referred to in this Agreement as the "Aggregate Account Balance." During any period in which the Aggregate Account Balance is equal to zero, Booth Creek will be entitled to 8% of the Gross Sales Price of each Unit sold during such period (the "Booth Creek Return"). Distributions of the Booth Creek Return will be made in accordance with 5.1 and 12.2.


ARTICLE 6: MANAGEMENT

6.1 Management.

[a] Powers of the Manager. Subject to the provisions of the Act, subject to the fiduciary obligations and limitations imposed upon it by law, and except as otherwise provided in this Agreement, the Manager will have the right, power and authority to do (or cause to be done) any and all things necessary, proper, convenient or advisable to administer and carry on the business and affairs of the Company. Except as otherwise provided in this Agreement, no Person dealing with the Company will be required to inquire into the authority of the Manager to take any action or make any decision. Except for the Manager and except as otherwise provided in this Agreement, no Member will take part in the operations, management or control of the Company's business, transact any business in the Company's name, or have the power to sign documents for or otherwise bind the Company. Except as otherwise provided in this Agreement, the Manager has the rights, authority and powers of a manager with respect to the Company's business and assets as provided in the Act as in effect on the date this Agreement becomes effective. If an event of Withdrawal occurs with respect to the Manager, the other Members may appoint a new Manager upon a Vote of the holders of a majority of the Economic Interests held by such other Members.

[b] General Duties. Within the resources available to the Company, the Manager will administer the business and affairs of the Company in such a manner as to develop, construct, market and sell the Project in an expeditious and cost effective manner, subject to delays, cost overruns and other events beyond its reasonable control, but in no event will the Manager be liable for breach of such standard of care unless it engages in grossly negligent or willful misconduct. The authority and obligations of the Manager will include, without being limited to, the authority to, and the duty to use reasonable efforts to:

     [i] Implement the Master Development Plan and each Annual Plan in all material respects;

     [ii] Cause the conduct of the Company's business to comply in all material respects with all applicable laws;

     [iii]Cause the Company to pay all real property taxes, loans, professional and service contract fees, insurance premiums and other obligations of the Company as the same may become due and payable;

     [iv] Maintain on behalf of the Company and the Project public liability, fire, earthquake and extended coverage and other insurance in such forms and amounts, and from such insurers as it reasonably deems necessary, but in any event complying with the minimum insurance requirements set forth in Exhibit M; and

     [v] Promptly notify the Members in writing of [A] material financing proposals, business opportunities or offers to purchase any of the Property or the Projects; [B] the commencement by or against the Company of any material Proceeding, as well as any settlement proposals related to such Proceeding and any material changes in the status of any such Proceeding from time to time; and [C] such other matters as reasonably may be of interest to the Members, together with any recommendations the Manager may have with respect to such matters, but the Manager will not be liable to the Company or any Member for damages for any failure to notify under this 6.1[b][v].

6.2 Actions or Decisions by the Manager. Without limiting the generality of 6.1, the following actions or decisions by (or affecting) the Company will be made by the Manager, without any requirement of approval by any other Person:

[a] Subject to 6.4[g], [h], and [i], the borrowing of money and the issuance of promissory notes or other evidences of indebtedness in connection with such borrowings;

[b] Subject to 6.4[g]], the granting of a mortgage, deed of trust, pledge or other lien on or security interest in all or any portion of the assets of the Company to secure the Company's obligations as debtor under any loans, lines of credit, debt offerings, credit facilities, or other financing arrangements established from time to time;

[c] The sale of developed parcels of property or Units in the ordinary course of the Company's business consistent with any Annual Plan then in effect, provided that Units may not be sold at prices lower than 80% of the list price of such Units (as set forth in the then current Annual Plan), except on an isolated basis;

[d]  The acquisition of Ancillary Property;

[e] The acquisition of the Ten Year Option Property (if offered to the Company pursuant to the Exclusive Agreement entered into pursuant to the Real Estate Purchase Agreement);

[f] Subject to 6.3[l], the initiation and prosecution of any Proceeding in the name of and on behalf of the Company or any Project LLC in the ordinary course of business, including the enforcement of rights of the Company against Booth Creek or its Affiliates under any of the agreements contemplated by 6.2[i], the enforcement of rights against contractors, subcontractors, vendors, suppliers, trade creditors, escrow agents with respect to any escrow, and purchasers and tenants of any of the Units;

[g] The voluntary Dissolution: [i] of any Project LLC after the Project Completion Date with respect to such Project LLC or [ii] of the Company after the Project Completion Date of all Projects;

[h] The purchase by the Company of the Ownership Interests of any Member or Transferee, on such terms as are determined by the Manager and such Member or Transferee;

[i] The entry into and performance and enforcement, on behalf of the Company, of agreements, if any, entered into with Booth Creek or its Affiliates;

[j] The contribution of parcels of the Property, the Ancillary Property, and the Ten Year Option Property to one or more Project LLC's in exchange for ownership interests in such Project LLC, and the allocation (as determined by the Manager in its reasonable discretion) of Land Costs, Infrastructure Costs and other costs to such Project LLC;

[k] The payment to EWRD V of reimbursable expenses pursuant to 6.9 and a management fee pursuant to 3.9;

[l] Subject to 6.3[b] and 6.4[k] and [l], the development of the Property in accordance with the Master Development Plan;

[m] With respect to each Project LLC, the entry into and performance of a Sub-Management Agreement with East West Partners, Inc., an Affiliate of

     EWRD V, in the form attached as Exhibit T, and a Listing Agreement with an Affiliate of EWRD V, on terms customary for brokerage agreements relating to properties of the type and in the area held by the pertinent Project LLC at the time such listing agreement is executed, including terms regarding real estate brokerage commissions payable to the broker; and

[n] The management of the day-to-day operation of the Company, in a manner not inconsistent with the Annual Plan then in effect.

6.3 Actions or Decisions Requiring Reasonable Consent. The following actions or decisions by (or affecting) the Company are subject to the approval of Booth Creek, but such approval may not be unreasonably withheld, conditioned or delayed:

[a] The engagement of one or more Persons to prepare a development and zoning plan and to obtain all requisite government approvals with respect to the possible development of the Ten Year Option Property;

[b] Subject to 6.4[k] and [l], any changes to the Master Development Plan that affect in any material respect the exterior design, mix, sizes and number of Units, lift access, trail location, parking, and the boundaries of the Ancillary Property;

[c] The selection and removal of general contractors to construct the Projects;

[d] The approval of each Annual Plan (and amendments to such Annual Plans) as provided in 6.11 and 6.12;

[e] In the absence of an Emergency, causing the Company to exceed expenditures in any Annual Plan with respect to any Fiscal Year by more than 20% in the aggregate;

[f] The development of the Ten Year Option Property, including the trading of density from existing development parcels other than the Village Core;

[g]  Dissolution prior to the Project Completion Date of all Project LLC's;

[h] The making of loans by the Company in connection with the Projects or, subject to 6.4[h], the guaranty by the Company of obligations of third parties in connection with the Projects;

[i] The selection and removal of the accountants chosen to conduct annual audits of the Company's financial statements under 10.6; initially, the Company's accountants will be Arthur Andersen & Co.;

[j] The general sales price structure (that is, the range of list prices of the Units);

[k] The sale of Units at a price lower than 80% of the lowest end of the range of list prices of such Units (as set forth in the then current Annual
     Plan), other than on an isolated basis; and

[l] The initiation and prosecution of any Proceeding against a California governmental agency or otherwise not in the ordinary course of the Company's business.

6.4 Actions or Decisions Requiring Discretionary Consent of Booth Creek. The following actions or decisions by (or affecting) the Company are subject to the approval of Booth Creek, which Booth Creek may grant or withhold in its sole and absolute discretion (subject to a duty to act in good faith):

[a] The sale, exchange or other disposition of any, or of all or substantially all, of the Company's assets, substantially as an entirety, other than as permitted in 6.2[c];

[b] The expansion of the Company's business beyond its principal purpose, or beyond related or incidental activities;

[c] The payment of compensation to any Member or Affiliate of a Member for services rendered to the Company, other than [i] such Member's share of Income, [ii] payments made pursuant to 6.9 and 3.9, or [iii] as otherwise provided in this Agreement;

[d] The admission of an additional Member other than a Permitted Transferee pursuant to Article 13;

[e]  The distribution of any assets in kind;

[f] Any transaction between the Company and EWRD V or any Affiliate of EWRD V (other than a Project LLC);

[g] The granting of any mortgage, deed of trust or other security interest in [i] any parcel included in the Village Core, unless in connection with the development of that specific parcel or [ii] the Essential Ski Property;

[h] Subjecting to any recourse of any third party [i] any parcel in the Village Core (subject to customary carve-outs such as fraud and breach of environmental representations and warranties or unless in connection with the development of that specific parcel) or [ii] the Essential Ski Property;

[i] Any Borrowing or Encumbrance [A] to the extent such Borrowing or Encumbrance is entered into for any purpose other than [i] preventing or mitigating an Emergency and is in accordance with 3.12, or [ii] obtaining funds for construction of a Project (or the refinancing of a construction loan with another loan if the proceeds of such other loan are used to fund construction costs) or [B] entered into for the purpose of obtaining funds for the construction of a Project, unless [i] the balance of the Capital Commitment Account has been equal to the Capital Commitment at any point in time, [ii] Booth Creek has waived the Capital Commitment, or [iii] such construction financing relates to a particular Project, no Property other than the Property associated with such Project is subjected to a mortgage, deed of trust, pledge or lien in connection with the development of such Project, and the aggregate amount outstanding under all construction loans (after giving effect to the construction loan to be entered into) does not exceed three times the balance of EWRD V's Capital Commitment Account at the time such construction loan is entered into;

[j] The acquisition of real property not in accordance with the Annual Plan then in effect which would result in a material expansion of the scope of the Projects, such as the acquisition of real property to construct a golf course;

[k]  The development of any Essential Ski Property;

[l] Any changes to the Master Development Plan that affect in any material respect, within the Village Core, the exterior design, mix, sizes and number of Units, lift access, trail location and parking;

[m] The sale of undeveloped parcels of the Property or Ten Year Option Property; and

[n] Any decision to cause the operating agreement for any Project LLC to be, in any material respect, other than in the form of Exhibit J, or to cause any Person other than EWRD Parties, the Company and any Persons admitted pursuant to 3.2[b] to hold interests in such Project LLC (except for transferees admitted as members in accordance with the provisions of such operating agreement), or to cause the Company's economic interest in such Project LLC to be less than 80% (except as contemplated by 3.2[b]);

6.5  Amendment of Agreement.

[a] Notwithstanding anything to the contrary contained in 6.1, 6.2, 6.3, and 6.4, the Manager will have the power, without any requirement of approval by any other Person, to amend this Agreement as may be required to reflect the admission, substitution, termination, or Withdrawal of Members in accordance with this Agreement; and

[b] Notwithstanding anything to the contrary contained in 6.1, 6.2, 6.3 and 6.4, and except as provided in 3.1[d], 3.4, 6.5[a], 13.9[b][iv] and 13.11[b], this Agreement will not be amended without the affirmative Vote of all Members, duly evidenced by a writing signed by each Member.

[c] Any duly adopted amendment to this Agreement is binding upon, and inures to the benefit of, each Person who holds an Ownership Interest at the time of such amendment, without the requirement that such Person sign the amendment or any republication or restatement of this Agreement.

6.6 Administration and Termination of Affiliate Contracts. Any material decision or action of the Company relating to the enforcement of any contract between the Company and any Affiliate of EWRD V will be made by Booth Creek in its reasonable discretion, acting alone (subject to a duty to act in good faith). Regardless of any terms in any such contract to the contrary, each contract between the Company and an Affiliate of EWRD V will, if Booth Creek so elects by Notice to EWRD V, terminate immediately upon [a] the commission of any Material Manager Breach by EWRD V or any of its Permitted Transferees (but if the Break-Up Remedy is exercised in connection with such Material Manager Breach, contracts may be terminated by Booth Creek only to the extent such contracts involve the Village Core or the Essential Ski Property); [b] the Dissolution of the Company pursuant to 11.1; [c] the occurrence of an event of Withdrawal suffered by EWRD V; or [d] upon an East West Change of Control. Termination of any such Affiliate contract pursuant to this 6.6 will be without liability whatsoever to the Company, regardless of anything to the contrary in such Affiliate contract.

6.7 Effect of Dissolution, Resignation or Retirement. If any Member voluntarily dissolves, resigns from or retires from the Company, such withdrawing Member will, without further act, become a Transferee of such Member's Ownership Interest (with the limited rights of a Transferee as set forth in 13.6).

6.8 Other Activities. As a mutual inducement to cause the Members to enter into this Agreement, EWRD V, Booth Creek and certain of their respective Affiliates and other Persons have entered into the Master Non-Competition Agreement in the form of Exhibit I.

6.9 Payment of Management Costs. The Company will pay for all direct, out-of-pocket costs and expenses (including the On-Site Management Allowance) reasonably incurred by the Manager on behalf of the Company in connection with the management of the Company's affairs, but not the general and administrative expense of the Manager or any of its Affiliates.

6.10 Master Development Plan. The Members have approved the Master Development Plan of the Company which contains the initial Annual Plan and is attached as Exhibit G.

6.11 Annual Plan. The Manager will cause to be prepared and delivered to the Members, on or before November 15 of each Fiscal Year, an Annual Plan for the next Fiscal Year for review and approval by the Members. Each such Annual Plan will include a narrative section discussing the material features of the Annual Plan, a projection of the development, construction, marketing and sales operations of the Company (including projected completion dates) for the next succeeding Fiscal Year and each quarter thereof and a narrative section comparing the projected budgets contained within such Annual Plan to the prior Fiscal Year's actual results (to the extent available). Each budget contained in the Annual Plan will be prepared in a format and level of detail substantially equivalent to Exhibit R. As soon as practicable after any proposed Annual Plan is delivered to each Member, but no later than 20 business days after receipt by each Member, each Member will provide the Manager with its comments regarding the proposed Annual Plan. A failure to respond within such 20 business day period after receipt by each Member of the proposed Annual Plan will constitute a waiver of such Member's right to comment regarding such Annual Plan and will constitute such Member's acceptance of such Annual Plan. The proposed Annual Plan will contain substantially the following statement, in bold face type and in all capital letters: "A FAILURE TO RESPOND TO THE MANAGER WITH COMMENTS CONCERNING THIS PROPOSED ANNUAL PLAN WITHIN 20 BUSINESS DAYS AFTER RECEIPT OF THIS PROPOSED ANNUAL PLAN WILL CONSTITUTE A WAIVER OF THE RIGHT TO COMMENT ON SUCH PROPOSED ANNUAL PLAN AND WILL CONSTITUTE ACCEPTANCE OF SUCH PROPOSED ANNUAL PLAN." If a Member does not provide comments to the Manager regarding the proposed Annual Plan, then such proposed Annual Plan will be deemed to constitute the Annual Plan for the Fiscal Year in question, subject to amendment from time to time as provided in 6.12. No later than 20 business days after receipt of each Member's comments regarding the Annual Plan, the Manager will reasonably respond to such comments. The Manager and the Members will use their reasonable best efforts to resolve any questions with respect to revisions to the proposed operating plan and to agree upon an Annual Plan for the Fiscal Year in question prior to the beginning of the Fiscal Year to which such Annual Plan relates. If the Manager and the Members cannot resolve such questions prior to the commencement of the Fiscal year to which the Annual Plan in question relates, the Manager will continue to manage, maintain, supervise and direct the Company in accordance with its reasonable, good faith belief as to the best interests of the Company.

6.12 Amendments to Annual Plan. If any change of circumstance occurs during any Fiscal Year that the Manager reasonably believes makes it necessary to increase expenditures under any Annual Plan by more than 20% in the aggregate, the Manager will prepare a proposed amended Annual Plan, as the case may be, and will deliver it to the Members, at which time the procedures applicable to the approval of an Annual Plan under 6.11 will apply (as if such proposed amended Annual Plan were for the entire Fiscal Year).

6.13 Off-Site Mitigation. The costs of off-site mitigation required by any governmental authority as a condition to development of the Property will be borne by the Company, but to the extent such mitigation includes a requirement to construct employee housing, Booth Creek will use its best efforts to convey to the Company (or otherwise make available for such housing), at no cost to the Company, land which is owned by Booth Creek, is sufficient for the construction of such housing, and is at a location reasonably satisfactory to Booth Creek.


ARTICLE 7: MEETINGS OF MEMBERS

7.1 Special Meetings. Meetings of the Members, for any purpose or purposes, may be called at any time by any Member, but will in any case be held quarterly.

7.2 Place. The Manager may designate any place within Eagle County, Colorado, as the place of meeting for any meeting of the Members. If no designation is made, or if a special meeting is otherwise called, the place of meeting will be the Company's registered office in Colorado.

7.3 Notice. Notice of any meeting must be given not less than 5 days nor more than 30 days before the date of the meeting to all Members, but in case of an Emergency, such meeting may be called on one (1) Business Day's notice. Such Notice must state the place, day, and hour of the meeting and the purpose for which the meeting is called.

7.4 Waiver of Notice. Any Member may waive, in writing, any Notice required to be given to such Member, whether before or after the time stated in such Notice. Any Member who signs minutes of action (or written consent or agreement) will be deemed to have waived any required Notice with respect to such action.

7.5 Record Date. For the purpose of determining Members entitled to Notice of or to vote at any meeting of Members, the date on which Notice of the meeting is first given will be the record date for the determination of Members. Any such determination of Members entitled to vote at any meeting of Members will apply to any adjournment of a meeting.

7.6 Quorum. A quorum at any meeting of Members will consist of Members who together own sufficient Ownership Interests to take the action proposed to be taken at the pertinent meeting. Any meeting at which a quorum is not present may adjourn the meeting to a place, day and hour without further Notice.

7.7 Manner of Acting. If a quorum is present at any annual or special meeting of the Company, the affirmative Vote of Members as set forth in Article 6 will be the act of the Members.

7.8 Proxies. At any meeting of Members, a Member may vote in person or by written proxy given to another Member. Such proxy must be signed by the Member or by a duly authorized attorney-in-fact and filed with the Company before or at the time of the meeting. No proxy will be valid after eleven months from the date of its signing unless otherwise provided in the proxy. Attendance at the meeting by the Member giving the proxy will revoke the proxy during the period of attendance.

7.9 Meetings by Telephone. Members may participate in a meeting by means of conference telephone or similar communications equipment by which all Members participating in the meeting can hear each other at the same time. Such participation will constitute presence in person at the meeting and waiver of any required Notice.

7.10 Action Without a Meeting. Any action required or permitted to be taken at a meeting of Members may be taken without a meeting if the action is evidenced by one or more written consents describing the action taken, signed by Members owning total Economic Interests sufficient for the particular action as set forth in Article 6. Action so taken is effective when sufficient Members approving the action have signed the consent, unless the consent specifies a later effective date. The Members who take any such action will promptly notify any Members not executing any such written consent concerning the action so taken by the Members.


ARTICLE 8: LIABILITY OF A MEMBER

8.1 Limited Liability. Except as otherwise provided in the Act, the debts, obligations and liabilities of the Company (whether arising in contract, tort or otherwise) will be solely the debts, obligations and liabilities of the Company, and neither the Manager nor any Member of the Company (including any Person who formerly held such status) is liable or will be obligated personally for any such debt, obligation or liability of the Company solely by reason of such status. No individual trustee, officer, director, shareholder, member, manager, partner, employee, agent or attorney of any entity Member, in its individual capacity as such, will have any personal liability for the performance of any obligation of such Member under this Agreement solely by reason of such status.

8.2 Capital Contribution. Each Member is liable to the Company for any Capital Contribution or Distribution that has been wrongfully or erroneously returned or made to such Person in violation of the Act, the Certificate or this Agreement. No Member is liable to the Company to make any Additional Contribution, but in the case of a Funding Default, Booth Creek will have the remedies set forth in 3.1[d] and 13.12[a].

8.3 Capital Return. If any Member receives a Distribution from the Company, the Member will have no liability under the Act or other applicable law for the amount of the Distribution after the expiration of three years from the date of the Distribution, unless an action to recover the Distribution from the Member is commenced prior to the expiration of the three-year period and an adjudication of liability against the Member is made in such action. The amount of any Distribution returned to the Company by a Member or paid by a Member for the account of the Company or to a creditor of the Company will be added to the account or accounts from which it was subtracted when it was distributed to the Member.

8.4 Reliance. Any Member (including the Manager) will be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements by [a] any of the Company's other Members, employees or committees or [b] any other Person who has been selected with reasonable care as to matters such Person reasonably believes are within such other Person's professional or expert competence. Matters as to which such reliance may be made include the value and amount of assets, liabilities, Income and Losses of the Company, as well as other facts pertinent to the existence and amount of assets from which distributions to Members might properly be made.


ARTICLE 9: INDEMNIFICATION

9.1 Indemnification by Company. To the maximum extent permitted by law, the Company will defend, indemnify and hold harmless the Members (including the Manager, in its capacity as a manager) and their respective Affiliates, and the partners, members, shareholders, directors, officers, and legal counsel of such Members and their Affiliates, and may defend, indemnify and hold harmless the agents and employees of any of the foregoing (each such Person so indemnified, an "Indemnitee") from and against any and all liabilities, losses, claims, judgments, fines, settlements and damages incurred by the Indemnitee or by the Company arising out of any claim based upon any acts performed or omitted to be performed by the Indemnitee or by the Company in connection with the organization, management, business, operations or property of the Company, including costs, expenses and attorneys' fees (which may be paid as incurred) expended in the settlement or defense of any such claims, except to the extent that the claim giving rise to such indemnification rights: [a] arises out of gross negligence (which for purposes of this Agreement means an act or failure to act with reckless disregard of the consequences of such act or failure to act), [b] willful misconduct, [c] a Material Manager Breach by the Manager, or [d] a material breach of this Agreement by any Member. Any amounts indemnified pursuant to this 9.1 will be recoverable only from the assets of the Company and not from the Members. Notwithstanding the foregoing, no Member or Affiliate of a member will be indemnified under this Agreement for any such liabilities, losses, claims, judgments, fines, settlements or damages incurred [a] in its capacity as an independent contractor of the Company (the indemnification provisions, if any, in the independent contractor agreement between such Person and the Company will apply instead) or [b] as a result of any claim brought against it by any of its shareholders, partners, members or Affiliates, or in the case of EWRD V, brought against it by any EWRD Parties who may, directly or indirectly, be members of a Project LLC.

9.2 Expense Advancement. With respect to the reasonable expenses incurred by the Manager or a Member who is a party to a Proceeding, the Company will provide funds to such Person in advance of the final disposition of the Proceeding if [a] such Person furnishes the Company with such Person's written affirmation of a good-faith belief that it has met the standard of conduct described in 9.1, [b] such Person agrees in writing to repay the advance if it is determined that it has not met such standard of conduct, and [c] the Company determines that, based on then known facts, indemnification is permissible under this Article.

9.3 Insurance. The indemnification provisions of this Article do not limit a Member's or the Manager's right to recover under any insurance policy maintained by the Company. If, with respect to any loss, damage, expense or liability described in 9.1, any Member or the Manager receives an insurance policy indemnification payment which, together with any indemnification payment made by the Company, exceeds the amount of such loss, damage, expense or liability, then such Person will immediately repay such excess to the Company.


ARTICLE 10: ACCOUNTING AND REPORTING

10.1 Fiscal Year. For income tax and accounting purposes, the Fiscal Year of the Company will end on December 31 in each year (unless otherwise required by the Code).

10.2 Accounting Method. For income tax and accounting purposes, the Company will use the accrual method of accounting (unless otherwise required by the Code).

10.3 Tax Classification. Notwithstanding any other provision of this Agreement, no Member, Manager or employee of the Company may take any action (including, but not limited to, the filing of a U.S. Treasury Form 8832 Entity Classification Election) which would cause the Company to be characterized as an entity other than a partnership for federal income tax purposes without the affirmative unanimous Vote of the Members.

10.4 Returns. The Company will use reasonable efforts to cause the preparation and timely filing of all tax returns required to be filed by the Company pursuant to the Code, as well as all other tax returns required in each jurisdiction in which the Company does business.

10.5 Reports. The Manager, at the expense of the Company, will use reasonable efforts to cause to be prepared and distributed to the Members the following reports:

[a] Monthly: an income statement and a balance sheet, prepared in accordance with GAAP, within seven (7) business days after the last day of each month on a monthly and year-to-date basis.

[b] Quarterly: an income statement, balance sheet, a statement of cash flows and statements of the Company's equity on a quarterly basis, prepared in accordance with GAAP, within ten (10) business days following the last day of each calendar quarter.

[c] Other: From time to time and with reasonable promptness, such other financial statements, budgets, plans, schedules, narrative information, and further information in respect of the business, affairs and financial condition of the Company as any Member may reasonably request.

[d] Annual: unaudited annual financial statements prepared on an annual basis within ten (10) business days after the last day of each year.

10.6 Annual Audit.

[a] Each Fiscal Year, an audit will be made by the Company's accountants at the expense of the Company. The audit will be conducted in accordance with generally accepted auditing standards, and will cover all of the assets, properties, liabilities and net worth of the Company and the Project LLC's as well as its and their dealings, transactions and operations during such Fiscal Year, together with all other matters customarily included in such accountings and audits or as may be reasonably required by the Manager. Any Member will have the right to audit the Company's financial statements and those of any Project LLC. If such an audit occurs, the Member requesting the audit will have the books of the Company or the Project LLC audited or re-audited, as the case may be, at that Member's expense, but if the audit or re-audit discloses a variance of 5% or greater in the net income or loss of the Company or the Project LLC, from that specified in the financial statements for the period audited, the audit or re-audit will be a Company expense.

[b] At the expense of the Company, within 90 days after the last day of each Fiscal Year, the Manager will furnish the Members with a copy of such audited financial statements promptly after they become available.

10.7  Books and Records.

[a] The following books and records of the Company will be kept at its registered office in Colorado: [i] a current list, set forth in alphabetical order, of the full name and last known business, residence or mailing address of each Member, [ii] the original of the Certificate and of this Agreement, as amended (as well as any signed powers of attorney pursuant to which any such document was executed), [iii] a copy of the Company's federal, state and local income tax returns and reports, and annual financial statements of the Company, for the six most recent years, [iv] minutes, or minutes of action or written consent, of every annual and special meeting of the Company and [v] copies of this Agreement, all amendments to this Agreement and all amended and restated version of this Agreement and copies of any prior operating agreement pertaining to the Company but no longer in effect, and [vi] copies of any writings, permitted or required with respect to any Member's obligation to make any Capital Contributions.

[b] The Manager, at the Company's expense, will keep at the Company's principal office separate books of account for the Company which will show a true and accurate record of all costs and expenses incurred, all credits made and received and all income derived in connection with the operation of the Company business in accordance with generally accepted accounting principles consistently applied as to the Company's financial position and results of operations.

[c] Each Member will, at its sole expense, have the right, at any time without Notice to the other, to examine, copy and audit the Company's books and records during normal business hours.

[d] All books, records (including bills and invoices), reports and returns of the Company required by this Article 10 will be maintained in a manner and form reasonably determined by the Manager.

10.8 Information. Each Member has the right, from time to time and upon reasonable demand, to obtain from the Company: [a] a current list of the full name and last known business, residence or mailing address of each Member, [b] a copy of the Certificate and of this Agreement, as amended (as well as any signed powers of attorney pursuant to which any such document was executed), [c] a copy of the Company's federal, state and local income tax returns and reports and annual financial statements of the Company, for the six most recent years, [d] minutes, or minutes of action or written consent, of every meeting of the Members of the Company, [e] true and full information regarding the amount of money and a description and statement of the agreed value of any other property or services contributed or to be contributed by each Member, and the date on which each became a Member, [f] true and full information regarding the status of the business and financial condition of the Company, and [g] other information regarding the affairs of the Company as is just and reasonable. Any demand by a Member under this 10.8 must be by Notice to the Company. Any inspection or copying of the Company's books and records under this 10.8 will be during normal business hours, and at the expense of the Member making the demand.

10.9 Banking. The Company may establish one or more bank or financial accounts and safe deposit boxes. The Company may authorize one or more individuals to sign checks on and withdraw funds from such bank or financial accounts and to have access to such safe deposit boxes, and may place such limitations and restrictions on such authority as the Company deems advisable.

10.10 Tax Matters Partner.

[a] The Manager is hereby designated tax matters partner ("Tax Matters Partner") as defined in Section 6231(a)(7) of the Code. The Tax Matters Partner will take no action (other than ministerial action or any action specifically permitted under this 10.10) without the prior approval of the Members. The Tax Matters Partner will not be required to take any action or incur any expenses for the prosecution of any administrative or judicial remedies in its capacity as Tax Matters Partner unless the Members agree on a method of sharing expenses incurred in connection with the prosecution of such remedies. As long as the Tax Matters Partner is not negligent and acts in good faith pursuant to instructions it receives from the Members or from the Company, the Company will indemnify and hold harmless the Tax Matters Partner from and against any and all liabilities incurred by the Tax Matters Partner in connection with any activities or undertakings taken by it in its capacity as Tax Matters Partner.

[b] The Tax Matters Partner will be responsible for undertaking the statutory responsibilities of the "tax matters partner" pursuant to Subchapter C of Chapter 63 of Subtitle F of the Code, as set forth in the Code and the Treasury Regulations. The Tax Matters Partner will fully comply with the requirements of Temporary Treasury Regulations Section 301.6223(g)-1 and any successor provision, including providing each Member with notices of the following:

     [i] The Tax Matters Partner will, within five (5) business days after the mailing by the Service of the notice specified in Section 6223(a)(1), forward a copy of that notice to each Member.

     [ii] The Tax Matters Partner will, within five (5) business days after the mailing by the Service of the notice specified in Section 6223(a)(2), forward a copy of that notice to each Member.

     [iii]The Tax Matters Partner will promptly furnish to each Member information with respect to the following (in the case of any action, within five (5) business days of taking that action):

          [A]  Closing conference with the examining agent;

          [B] Proposed adjustments, rights of appeal, and requirements for filing of a protest;

          [C]  Time and place of any appeals conference;

          [D]  Acceptance by the Internal Revenue Service (the "Service");

          [E] Consent to the extension of the period of limitations with respect to all Members;

          [F]  Filing of a request for administrative  adjustment  (including a
               request  for   substituted   return   treatment   under  Section
               301.6227(b)-2T) on behalf of the Company;

          [G] Filing by the Tax Matters Partner or any other Member of any petition for judicial review under Section 6226 or 6228(a);

          [H] Filing of any appeal with respect to any judicial determination provided for in Section 6226 or 6228(a), and;

          [I]  Final judicial redetermination.

[c] Except as otherwise provided in the Code, the tax treatment of any Company item will be determined at the Company level.

[d] Any Member has the right to participate in any administrative proceeding relating to the determination of Company items at the Company level.

[e] Members will furnish the Tax Matters Partner with such information (including information specified in Section 6230(e) of the Code) as it may reasonably request to permit it to provide the Internal Revenue Service with sufficient information to allow proper notice to the Members in accordance with Section 6223 of the Code.

[f] Every Member will, on the Member's return, treat a Company tax item in a manner which is consistent with the treatment of such item on the Company's return unless the Member has given the Company prior written notice of inconsistent treatment identifying the inconsistency. If any Member intends to file a Notice of Inconsistent Treatment under Section 6222(b) of the Code, that Member will, at least ten (10) business days prior to the filing of that notice, notify the other Members of the intent and the manner in which such Member's intended treatment of a Company item is (or may be) inconsistent with the treatment of that item by the Company.

[g] The Tax Matters Partner will not enter into any extension of the period of limitations for making assessments on behalf of any other Member without first securing the written consent of that Member.

[h] No Member will file, pursuant to Section 6227 of the Code, a Request for Administrative Adjustment of Company items for any Company taxable year without first notifying all other Members. If all other Partners agree with the requested adjustment, the Tax Matters Partner will file the Request for Administrative Adjustment on behalf of the Company. If unanimous consent is not obtained within 30 days (or, if shorter, within the period required to timely file the Request for Administrative Adjustment), any Member, including the Tax Matters Partner, may file a Request for Administrative Adjustment on its own behalf.

[i] The Tax Matters Partner will not, in its capacity as Tax Matters Partner, file a petition under Section 6226, 6228, 6234 or other Sections of the Code with respect to any Company item, or other tax matters involving the Company, without the unanimous consent of all of the Members. Any Member intending to file a petition under Sections 6226, 6228, 6234 or other Sections of the Code with respect to any Company item, or other tax matters involving the Company, will notify the other Members at least ten
     (10) business days in advance of filing of that intention and the nature of the contemplated proceeding. If any Member intends to seek review of any court decision rendered as a result of the proceeding instituted under the preceding part of this 10.10, that Member will notify the other Members of that intended action at least ten (10) business days in advance of filing a petition for review.

[j] The Tax Matters Partner will not bind the other Members to a settlement agreement without obtaining the written concurrence of the other Members that would be bound by that agreement. Any other Member that enters into a settlement agreement with the Secretary of the Treasury with respect to any Company items, as defined by Section 6231(a)(3) of the Code, will notify the other Members of that settlement agreement and its terms within ten (10) business days from the date of settlement.

[k] The provisions of this 10.10 will survive the termination of the Company or the termination of any Member's interest in the Company and will remain binding on the Members for a period of time necessary to resolve any and all matters regarding the federal and, if applicable, state income taxation of the Company. The Company will retain its records with respect to each Fiscal Year until the expiration of the period within which additional federal or state income tax may be assessed for such year.

10.11 No Partnership. The classification of the Company as a partnership will apply only for federal (and, as appropriate, state and local) income tax purposes. This characterization, solely for tax purposes, does not create or imply a general partnership between the Members for state law or any other purpose. Instead, the Members acknowledge the status of the Company as a limited liability company formed under the Act.

10.12 Confidentiality. The Members agree to keep confidential, and to cause their respective Affiliates to keep confidential, all books, records, financial statements, tax returns, budgets, business plans and projections of the Company, all other information concerning the business, affairs and properties of the Company, and all of the terms and provisions of this Agreement, subject to [a] any obligation to comply any applicable law, any rule or regulation of any legal authority or securities exchange or any subpoena or other legal process to make information available to the Persons entitled to possess it, and [b] disclosure to attorneys, accountants, financial advisors, lenders and other Persons who receive such information subject to an obligation to hold it in confidence. The Members (and their Affiliates) will maintain such confidentiality to the same degree as a reasonably prudent person would, and such obligation will continue until such time, if any, as any such confidential information either is, or becomes, a matter of public knowledge.


ARTICLE 11: DISSOLUTION

11.1 Dissolution. Dissolution of the Company will occur upon the first to occur of [a] the decision of the Manager, in accordance with 6.2[g] or 6.3[g]; [b] an event of Withdrawal of a Member and the election of the remaining Members to dissolve in accordance with 11.3; [c] the sale, transfer or other disposition of all of the Property or the Projects upon the receipt of the consideration (including collection of any promissory notes or other evidences of indebtedness received as consideration) paid for such sale, transfer or other disposition; [d] the election of Booth Creek or EWRD V, in connection with an election by Booth Creek to exercise the Break-Up Remedy under 13.9[b][v]; and [e] the decision of all of the Members to dissolve the Company.

11.2 Events of Withdrawal. An event of Withdrawal of a Member occurs when any of the following occurs:

[a] With respect to any Member, upon the voluntary withdrawal, retirement or resignation of the Member by Notice to the Company;

[b] With respect to any Member that is a corporation, upon filing of articles of dissolution of the corporation;

[c] With respect to any Member that is a partnership, a limited liability company or a similar entity, upon dissolution and liquidation of such entity (but not solely by reason of a technical termination under Section 708(b)(1)(B) of the Code);

[d]  With respect to any Member that is a trust, upon termination of the trust;

[e]  With respect to any Member, the Bankruptcy of the Member; or

[f] Any other event which terminates the continued membership of a Member in the Company; other than a Transfer to a Permitted Transferee.

Within 10 days following the happening of any event of Withdrawal with respect to a Member, such Member must give Notice of the date and the nature of such event to the Company.

11.3 Continuation. Subject to 11.1[b], in the event of Withdrawal of a Member, the Company will be continued, and all Members will have the right to cause the Company to be continued, unless the remaining Members unanimously elect to dissolve. If the Company is so continued, with respect to any Member as to which an event of Withdrawal has occurred, such Member or such Member's successor-in-interest (as the case may be) will, without further act, cease to be a Member and will have only those limited rights afforded a Transferee of an Ownership Interest pursuant to 13.6.

11.4 Payment for Rights. The Company agrees to pay $100 to any Member (or to such Member's successor-in-interest, as the case may be) as to whom an event of Withdrawal occurs, and each Member agrees that if an event of Withdrawal occurs with respect to it, it will accept such payment, as full consideration for the change in rights applicable to it as a result of 11.3. Such payment will be made not later than one year after the event of Withdrawal occurs.


ARTICLE 12: LIQUIDATION

12.1 Liquidation. Upon Dissolution of the Company, the Company will immediately proceed to wind up its affairs and liquidate pursuant to this Article 12. The Manager or if the Manager fails to act, any Person appointed by Members owning more than 50% of the Economic Interests held by all Members other than the Manager, will act as the liquidating trustee. The winding up and Liquidation of the Company will be accomplished in a businesslike manner as determined by the liquidating trustee. A reasonable time will be allowed for the orderly Liquidation of the Company and the discharge of liabilities to creditors so as to enable the Company to minimize any losses attendant upon Liquidation. Any gain or loss on disposition of any Company assets in Liquidation will be allocated to Members in accordance with the provisions of Article 4. Any liquidating trustee is entitled to reasonable compensation for services actually performed, and may contract for such assistance in the liquidating process as such Person deems necessary or desirable. Until the filing of a certificate of cancellation under 12.6, and without affecting the liability of the Members and without imposing liability on the liquidating trustee, the liquidating trustee may settle and close the Company's business, prosecute and defend suits, dispose of its property, discharge or make provision for its liabilities, and make Distributions in accordance with the priorities set forth in this Article.

12.2 Priority of Payment. The assets of the Company will be distributed in Liquidation in the following order of priority to the extent of available funds:

[a] to creditors by the payment or provision for payment of the debts and liabilities of the Company (other than any loans or advances that may have been made by any Member or any Affiliate of a Member) and the expenses of Liquidation;

[b] to the setting up of any reserves that are reasonably necessary for any contingent, conditional or unmatured liabilities or obligations of the Company;

[c] to the repayment of any loans, including Emergency Loans, or advances to the Company that were made by any Member or any Affiliate of a Member (according to the relative priority of repayment of such loans and proportionally among loans of equal priority if the amount available for repayment is insufficient for payment in full);

[d] an amount equal to the aggregate Adjusted Capital Contribution Amounts for Excess Capital of all Members as of the date of such Distribution will be distributed to all of the Members in proportion to their Adjusted Capital Contribution Amounts for Excess Capital as of the date of such Distribution;

[e] an amount equal to the aggregate Unpaid Preferred Return for Excess Capital of all Members as of the date of such Distribution will be distributed to all of the Members in proportion to their Unpaid Preferred Returns for Excess Capital as of the date of such Distribution;

[f] an amount equal to the sum of the Adjusted Capital Contribution Amount for Land, the Adjusted Capital Contribution Amount for Capital Commitment, and the Minimum Booth Creek Return, each determined as of the date of such Distribution, will be distributed to the Members pro rata in accordance with the ratio that each component of such sum bears to the total sum; amounts distributed to EWRD V pursuant to this 12.2[f] will be charged in order first to the Adjusted Capital Contribution Amount for Land and then the Adjusted Capital Contribution Amount for Capital Commitment;

[g] an amount equal to the aggregate Unpaid Preferred Return for Capital Commitment as of the date of such Distribution will be distributed to EWRD V;

[h] an amount equal to the aggregate Unpaid Preferred Return for Land as of the date of such Distribution will be distributed to EWRD V; and

[i]  to the Members in accordance with their Economic Interests.

12.3 Liquidating Distributions. The liquidating Distributions due to the Members will be made by selling the assets of the Company and distributing the net proceeds. Notwithstanding the preceding sentence, but only upon the affirmative Vote of all Members, the liquidating Distributions may be made by distributing the assets of the Company in kind to the Members in proportion to the amounts distributable to them pursuant to 12.2, and valuing such assets at their Fair Market Value (net of liabilities secured by such property that the Member takes subject to or assumes) on the date of Distribution. Any valuation by appraisal will be made in accordance with 3.4. Each Member agrees to save and hold harmless the other Members from such Member's proportionate share of any and all such liabilities which are taken subject to or assumed. Appropriate and customary prorations and adjustments will be made incident to any Distribution in kind. The Members will look solely to the assets of the Company for the return of their Capital Contributions, and if the assets of the Company remaining after the payment or discharge of the debts and liabilities of the Company are insufficient to return such contributions, they will have no recourse against any other Member. The Members acknowledge that 12.2 may establish Distribution priorities different from those set forth in the provisions of the Act applicable to Distributions upon Liquidation, and the Members agree that they intend, to that extent, to vary those provisions by this Agreement.

12.4 No Restoration  Obligation.  Except as otherwise  specifically provided in
Article 8, nothing contained in this Agreement imposes on any Member an obligation to make an Additional Contribution in order to restore a deficit Capital Account upon Liquidation of the Company.

12.5 Liquidating Reports. A report will be submitted with each liquidating distribution to Members made pursuant to 12.3, showing the collections, disbursements and distributions during the period which is subsequent to any previous report. A final report, showing cumulative collections, disbursements and distributions, will be submitted upon completion of the liquidation process.

12.6 Certificate of Cancellation. Upon Dissolution of the Company and the completion of the winding up of its business, the Company will file a certificate of cancellation (to cancel the Certificate) with the Delaware Secretary of State pursuant to the Act. At such time, the Company will also file an application for withdrawal of its certificate of authority in any jurisdiction where it is then qualified to do business.

ARTICLE 13: TRANSFER RESTRICTIONS

13.1 General Restriction. No Person may Transfer all or any part of such Person's Ownership Interest in any manner whatsoever except to a Permitted Transferee, and then, in each case, only if the requirements of 13.4 have also been satisfied. Any other Transfer of all or any part of an Ownership Interest is null and void, and of no effect.

13.2 No Member Rights. No Member has the right or power to confer upon any Transferee, other than a Permitted Transferee of an Ownership Interest (subject to 13.4), the attributes of a Member in the Company. No Transferee of all or any part of an Ownership Interest (including any Transferee in a Transfer which occurs by operation of law to a Person who is not a Permitted Transferee), will succeed, by virtue of such Transfer, to any rights as a Member in the Company.

13.3 Permitted Transferee. Subject to the requirements set forth in 13.4, a Member may Transfer all or any part of such Member's Ownership Interest to any of the following Persons ("Permitted Transferees"):

[a] With respect to the Transfer of all of an Ownership Interest (including, in the case of the Manager, a Transfer of all of its rights and obligations as the Manager), any Transferee; but if such Transfer constitutes a Booth Creek Change of Control or an East West Change of Control, the other provisions of this Agreement regarding such change of control will also apply;

[b] With respect to the Transfer of less than all of an Ownership Interest, any Transferee approved in writing by all of the other Members, such approval not to be unreasonably withheld, delayed or conditioned; but if such Transfer constitutes a Booth Creek Change of Control or an East West Change of Control, the other provisions of this Agreement regarding such change of control will also apply; and

[c] In the case of Booth Creek, to any Transferee in connection with a sale of the Resort to such Transferee, if EWRD V has not exercised the right of first offer set forth in the Resort Right of First Offer Agreement, but if such Transfer constitutes a Booth Creek Change of Control, the other provisions of this Agreement regarding such change of control will also apply.

13.4 General Conditions on Transfers. No Transfer of an Ownership Interest will be effective unless all of the conditions set forth below are satisfied:

[a] Unless waived by the Company, the Transferor signs and delivers to the Company an undertaking in form and substance satisfactory to the Company to pay all reasonable expenses incurred by the Company in connection with the Transfer (including, but not limited to, reasonable fees of counsel and accountants and the costs to be incurred with any additional accounting required in connection with the Transfer, and the cost and fees attributable to preparing, filing and recording such amendments to the Certificate or other organizational documents or filings as may be required by law);

[b] Unless waived by the Company, the Transferor delivers to the Company an opinion of counsel for the Transferor satisfactory in form and substance to the Company to the effect that the Transfer of the Ownership Interest is in compliance with the applicable federal and state securities laws, and a statement of the Transferee in form and substance satisfactory to the Company making appropriate representations and warranties in respect to compliance with the applicable federal and state securities laws and as to any other matter reasonably required by the Company;

[c] The Transferor signs and delivers to the Company a copy of the assignment of the Ownership Interest to the Transferee (substantially in the form of the attached Exhibit D);

[d]  The   Transferee   signs  and   delivers  to  the  Company  an   agreement
     (substantially in the form of the attached Exhibit E) to be bound by this Agreement;

[e]  The Transfer is in compliance  with the other  provisions of this Article;
     and

[f] The Transfer does not constitute a violation of or an event of default under, or give rise to a right to accelerate any indebtedness described in any note, mortgage, loan agreement or similar instrument or document to which the Company or any Project LLC is a party, unless the violation or event of default is waived by the parties to any such instrument or document.

The Transfer of an Ownership Interest will be effective as of 12:01 a.m. (Mountain Time) on the first day of the month following the month in which all of the above conditions have been satisfied. Upon the effective date, the Company will amend Exhibit B to reflect the new Economic Interests.

No Transfer by the Manager or any other Member will relieve it of any liabilities accrued during the period prior to the Transfer.

13.5 Admission. Without the consent of any other Member, and subject to the provisions of 13.4, [a] the Manager will cause any Permitted Transferee of a Member to be admitted as a Member, and [b] the Manager may cause any Permitted Transferee of its Ownership Interest to be admitted as a Member and substituted for it as the Manager (in which event, all references in this Agreement to EWRD V will refer to such Transferee). Any other Transferee of an Ownership Interest (including any Transferee in a Transfer which occurs by operation of law to a Person who is not a Permitted Transferee) will not become a substitute Member of the Company.

13.6 Rights of Transferees. Any Transferee of all or any part of an Ownership Interest (including any Transferee in a Transfer which occurs by operation of law to a Person who is not a Permitted Transferee) who is not admitted as a substitute Member in accordance with this Agreement has no right [a] to participate or interfere in the management or administration of the Company's business or affairs, [b] to Vote or agree on any matter affecting the Company or any Member, [c] to require any information on account of Company transactions, or [d] except as provided in the next succeeding sentence, to inspect the Company's books and records. The only rights of a Transferee of all or any part of an Ownership Interest who is not admitted as a substitute Member in accordance with this Agreement are [x] to obtain the information specified in 10.8 if the Transferee executes a confidentiality agreement (in form and substance satisfactory to the Manager in its sole discretion) concerning such information, [y] to receive the allocations and Distributions to which the Transferor was entitled as if the Transferee held the Ownership Interest of the Transferor (to the extent of the Ownership Interest Transferred), and [z] to receive all necessary tax reporting information. The Company, the Manager, and the Members will not owe any fiduciary duty of any nature to a Transferee who is not admitted as a substitute Member in accordance with this Agreement. However, each Transferee of all or any part of an Ownership Interest (including both immediate and remote Transferees) will be subject to all of the obligations, restrictions and other terms contained in this Agreement as if such Transferee were a Member. To the extent of any Ownership Interest Transferred, the Transferor Member does not possess any right or power as a Member and may not exercise any such right or power directly or indirectly on behalf of the Transferee.

13.7 Security Interest. The pledge or granting of a security interest, lien or other encumbrance in or against all or any part of a Member's Ownership Interest is a Transfer that is subject to the provisions of 13.4, but such a Transfer does not cause the Member to cease to be a Member. The foreclosure or transfer in lieu of foreclosure of an Ownership Interest is a Transfer that is subject to all of the provisions of Article 13. Upon foreclosure or sale in lieu of foreclosure of any such secured interest, the secured party will be entitled to receive the allocations and Distributions as to which a security interest has been granted by such Member. In no event will any secured party be entitled to exercise any rights of a Member under this Agreement (unless and until such Person is admitted as a substitute Member), and such secured party may look only to such Member for the enforcement of any of its rights as a creditor. In no event will the Company have any liability or obligation to any Person by reason of the Company's payment of a Distribution to any secured party as long as the Company makes such payment in reliance upon written instructions from the Member to whom such Distributions would be payable. Any secured party will be entitled, with respect to the security interest granted, only to the Distributions to which the assigning Member would be entitled under this Agreement, and only if, as and when such Distribution is made by the Company. Neither the Company nor any Member will owe any fiduciary duty of any nature to a secured party. Reference to any secured party includes any assignee or successor-in-interest of such Person.

13.8 Sale of Resort. If Booth Creek commences the right of first offer provisions in the Resort Right of First Offer Agreement in connection with a proposed sale of the Northstar Ski Area and Resort (the "Resort"), Booth Creek will by Notice to EWRD V (given at the same time that Booth Creek commences the right of first offer under the Resort Right of First Offer Agreement) combine such right of first offer with a right of first offer to purchase all of Booth Creek's Ownership Interest, such that EWRD V must elect to purchase both the Resort and the Ownership Interest if it elects to exercise the right of first offer with respect to the Resort. The provisions of the Resort Right of First

Offer Agreement relating to such right of first offer (such as the duty to transfer the Ownership Interest free and clear of all liens and encumbrances and covenants of further assurance) will also apply to the right of first offer of Booth Creek's Ownership Interest, and the closing for the two transactions will occur simultaneously. If EWRD V elects not to exercise such right of first offer, Booth Creek will be free to sell its Ownership Interest to the purchaser of the Resort as provided in the Resort Right of First Offer Agreement (but if Booth Creek in fact sells the Resort to such purchaser, such purchaser also must purchase such Ownership Interest on the terms specified in the Resort Right of First Offer Agreement), and such purchaser will be admitted as a Member of the Company, subject to 13.4 and to EWRD V's right to invoke the Booth Creek Change of Control Remedy specified in 13.11.

13.9 Break-Up Remedy.

[a] If, prior to the Project Completion Date of all Projects, an East West Change of Control occurs or Deadlock occurs, Booth Creek may elect to exercise the Break-Up Remedy, by giving Notice to EWRD V not later than 30 days after Booth Creek receives Notice from EWRD V that an East West Change of Control has occurred or within 30 days after Deadlock occurs, as the case may be. If, prior to the Project Completion Date of all Projects, Deadlock occurs, EWRD V may elect to exercise the Break-Up Remedy, by giving Notice to Booth Creek within 30 days after Deadlock occurs.

[b] If Booth Creek or EWRD V elects to exercise the Break-Up Remedy, [i] the Company will be required to convey to Booth Creek, by grant deed, the Conveyance Property, free and clear of all liens and encumbrances (except for Permitted Liens), on or prior to the later of [A] the date which is 60 days after EWRD V's receipt of such Notice and [B] the date which is 30 days after the date on which the Conveyance Property may first be legally conveyed, [ii] Booth Creek will be required to pay to EWRD V, the Break-Up Infrastructure Costs with respect to the Conveyance Property, such payment to be made at the time the Conveyance Property is conveyed to Booth Creek by the delivery of an unsecured promissory note in the form of Exhibit L, [iii] the Company will continue to develop the Projects other than the Projects located on the Conveyance Property, but will be required to develop such Projects with reasonable diligence after such time as Booth Creek has caused the development of the Village Core to be more than 80% completed in accordance with the Master Development Plan, as amended from time to time, [iv] if no East West Change of Control has occurred, upon conveyance of the Conveyance Property to Booth Creek, this Agreement will be automatically amended, without the requirement of a signature or any other action by any Person, such that all of the provisions in 6.3 (other than 6.3[b]) are moved to, and are governed by, the provisions of 6.2, and the provisions of 6.4[i] are moved to, and are governed by, the provisions of 6.3, and [v] if an East West Change of Control has occurred, if Booth Creek elects the Break-Up Remedy in connection with such East West Change of Control, and if a Deadlock thereafter occurs (with the beginning measurement date in the definition of Deadlock being the date that Booth Creek so exercises the Break-Up Remedy), then the Company will be dissolved at the election of Booth Creek or EWRD V (with such election to be made within 30 days after such Deadlock occurs). The foregoing remedies are referred to as the "Break-Up Remedy." The right of Booth Creek to exercise the Break-Up Remedy in the context of an East West Change of Control reflects the agreement of the Members that a substantial portion of the consideration and inducement for Booth Creek to enter into this Agreement and the Real Estate Purchase Agreement is Booth Creek's expectation that Harry H. Frampton, III or the Key East West Employees will develop the Projects; accordingly, the conveyance to Booth Creek of the Essential Ski Property and the Village Core upon an East West Change of Control is not intended to be a penalty or a forfeiture but is intended to reflect a shifting of rights to Booth Creek to control the Essential Ski Property and the Village Core, and to develop, and gain profit from the development of, the Village Core.

[c] The remedies provided for in this 13.9 are the sole and exclusive remedies of Booth Creek if prior to the Project Completion Date of all Projects, an East West Change of Control occurs or Deadlock occurs.

[d]  From and after the exercise of any Break-Up Remedy, the remedy provided in
     Section 3.1[d], or the Booth Creek Change of Control Remedy, Parcel P of the Property will remain the site of the Resort's existing maintenance building and related facilities and equipment until such time as EWRD V, at the expense of the Company and upon reasonable advance written Notice to Booth Creek: [i] relocates the maintenance building and such related facilities and equipment to, or constructs comparable (i.e. comparable in size, utilities services and infrastructure) facilities on, a site outside the Property reasonably satisfactory to Booth Creek and EWRD V or [ii] pays to Booth Creek an amount equal to the lesser of the cost of relocating such facilities or constructing comparable facilities. Following any such construction, EWRD V, at the Company's expense, also will demolish and remove the existing maintenance building and related facilities. Any such relocation or demolition will be undertaken during a season in which the facility is not in active use by the Resort.
     Furthermore, following such relocation or demolition, all snow making equipment, ski lifts, and other Essential Ski Property, currently located on Parcel P will remain intact indefinitely and will continue to be available for use by the Resort without interruption and in the same manner as at the present. The Company will accommodate its development and sale of Parcel P to these requirements.

13.10 Reserved.

13.11 Booth Creek Change of Control.

[a] If a Booth Creek Change of Control occurs, EWRD V may elect to exercise the Booth Creek Change of Control Remedy, by giving Notice to Booth Creek not later than 30 days after EWRD V receives Notice from Booth Creek that a Booth Creek Change of Control has occurred.

[b] If EWRD V elects to exercise the Booth Creek Change of Control Remedy, this Agreement will be automatically amended, without the requirement of a signature or any other action by any person, such that, on any particular date of determination after EWRD V's election, as to all of the Property other than the Conveyance Property, all of the provisions in 6.3 (other than 6.3[b]), are moved to, and are governed by the provisions of, 6.2, and 6.4[l] and 6.4[i] are moved to, and governed by the provisions of,
     6.3. The foregoing remedy is referred to as the "Booth Creek Change of Control Remedy."

13.12 Buy-out in the Event of Material Manager Breach.

[a] If a Material Manager Breach occurs, Booth Creek may elect to purchase all of the Manager's Ownership Interests by giving Notice (an "Offer Notice") to EWRD V within 30 days after the occurrence of such Material Manager Breach. If such election is timely made, Booth Creek will be required to purchase, and EWRD V will be required to sell, EWRD V's entire Ownership Interest in the Company to Booth Creek for cash in an amount equal to the sum of 90% of the Unpaid Preferred Return of EWRD V and 90% of the Capital Account balance of EWRD V, both as determined as of the date of closing under 13.12[b] (the "Purchase Price"). Similarly, if Booth Creek gives an Offer Notice, all other Members and Transferees of EWRD V and such other Members and EWRD Parties owning interests in the Project LLC's (other than the Company and other than any New Member under 3.2[b], even if such New Member is an EWRD Party) will be obligated to sell, and Booth Creek will be obligated to purchase, the Ownership Interests of such Persons in the Company and the ownership interests of such Persons in the Project LLC's, at the same time as the sale and purchase of the Ownership Interest of EWRD V, at a price equal to the sum of 90% of the Unpaid Preferred Return of such Persons and 90% of the Capital Account balances of such Persons (which, in the case of EWRD Parties owning interests in the Project LLC's, will be determined under analogous provisions); EWRD V will cause the operating agreement for each Project LLC to contain provisions to the foregoing effect and will cause all EWRD Parties to comply with such provisions. If the Material Manager Breach referenced in this [a] is a Funding Default, then [i] the 30-day period referred to above will be changed to 120 days, [ii] the reference to 90% will be changed to 50% for purposes of the Purchase Price to be paid to EWRD V, its Transferees, and the EWRD Parties, and [iii] no payment for any Unpaid Preferred Return will be included in the Purchase Price.

[b] The closing of a purchase and sale under this 13.12 will be held at the principal offices of the Company on a mutually acceptable date not more than 90 days after EWRD V's receipt of the Offer Notice. At any such closing, Booth Creek will tender payment of the Purchase Price to EWRD V and the other Persons by the delivery of unsecured promissory notes in the form of Exhibit L (except that, in the case of a Funding Default, all principal and accrued interest will be due and payable on the third anniversary of the closing, and, in the case of a Material Manager Breach other than a Funding Default, all principal and accrued interest will be due and payable in equal monthly installments of principal and interest commencing six months after the closing and continuing to the third anniversary of the closing, at which time all unpaid principal and accrued interest will be due and payable in full), and EWRD V and such other Persons will assign their Ownership Interests or ownership interests in the Project LLC's to Booth Creek free and clear of all liens, claims and encumbrances. All parties will execute such documents as may be necessary to effectuate such purchase and sale.

[c] If an event or circumstance occurs which is both a Material Manager Breach and an East West Change of Control, Booth Creek may elect either the remedy set forth in this 13.12 or the Break-Up Remedy.

[d] If a Material Manager Breach occurs (other than a Funding Default), then in addition to the other remedies specified in this 13.12, Booth Creek will have the right to recover its actual damages resulting from such Material Manager Breach (but not indirect, consequential or punitive damages or lost profits) to the extent such actual damages exceed $1,000,000. The remedies provided for in 13.12[a] and this 13.12[d] are the sole and exclusive remedies of Booth Creek with respect to a Material Manager Breach that is not a Funding Default.


ARTICLE 14: DISPUTE RESOLUTION

     If a dispute of any kind arises under or in connection with, or relates to, this Agreement (including any dispute concerning its construction, performance or breach), the conduct of the Company's business, or any other matter relating to the Company, between the Company, the Manager, the Members, or any combination of such parties, the rights of the parties to the dispute will be governed by the Arbitration Agreement. The parties do not intend to be required to submit to arbitration the resolution of a Deadlock, but either Member may arbitrate the questions of whether Deadlock has occurred, whether Booth Creek has unreasonably withheld, conditioned or delayed its approval of an action under 6.3, or whether Booth Creek has failed to act in good faith in withholding its approval of an action or decision under 6.4. No other disputes arising out of this Agreement will be subject to arbitration under the Arbitration Agreement. By executing this Agreement, each Member agrees that such Member has become a party to the Arbitration Agreement, without the necessity of signing the Arbitration Agreement as a separate document. Any Transferee (whether or not substituted as a Member) also will become a party to the Arbitration Agreement, in each case without the necessity of signing the Arbitration Agreement as a separate document.


ARTICLE 15: GENERAL PROVISIONS

15.1 Amendment. This Agreement may be amended by the affirmative Vote of all Members or as provided in 6.5, or as provided elsewhere in this Agreement. Any amendment will become effective upon such approval, unless otherwise provided. Notice of any proposed amendment must be given at least 5 days in advance of the meeting at which the amendment will be considered (unless the approval is evidenced by duly signed minutes of action). Any duly adopted amendment to this Agreement is binding upon, and inures to the benefit of, each Person who holds an Ownership Interest at the time of such amendment, without the requirement that such Person sign the amendment or any republication or restatement of this Agreement.

15.2 Representations. Each Member represents and warrants to each other Member that, as of the signing of this Agreement:

[a] If such Member is an entity, such Member is duly organized, validly existing and in good standing under the laws of the jurisdiction where it purports to be organized, and is a United States Person; has all requisite power to own, lease and operate its assets, properties and business and to carry on its business as now conducted, and is duly qualified or licensed to do business as a foreign corporation, partnership or limited liability company and is in good standing in every jurisdiction in which the nature of its business or the location of its properties requires such qualification or licensing, except for such jurisdictions where the failure to so qualify or be licensed would not have a material adverse effect upon its ability to perform fully its obligations under this Agreement or any related agreement.

[b] Such Member has full power and authority to enter into and perform this Agreement and all other related agreements to be executed by it and to perform fully its obligations under this Agreement and such related agreements;

[c] All actions necessary to authorize the signing and delivery of this Agreement, and all other related agreements, and the performance of obligations under it, have been duly taken;

[d] This Agreement has been duly signed and delivered by a duly authorized officer or other representative of such Member (if such Member is an entity) and constitutes the legal, valid and binding obligation of such Member enforceable in accordance with its terms (except as such enforceability may be affected by applicable Bankruptcy, insolvency or other similar laws affecting creditors' rights generally, and except that the availability of equitable remedies is subject to judicial discretion);

[e] No consent or approval of any other Person is required in connection with the signing, delivery and performance of this Agreement by such Member;

[f] The signing, delivery and performance of this Agreement do not violate [i] the organizational documents of such Member (in the case of a Member not an individual), [ii] in any material respect, any applicable law or order, or [iii] any material agreement to which such Member is a party or by which such Member is bound;

[g] Such Member has had an opportunity to perform any due diligence deemed necessary or desirable.

15.3 Unregistered Interests. Each Member [a] acknowledges that the Ownership Interests are being offered and sold without registration under the Securities Act of 1933, as amended (the "Securities Act"), or under similar provisions of state law, [b] acknowledges that such Member is fully aware of the economic risks of an investment in the Company, and that such risks must be borne for an indefinite period of time, [c] represents and warrants that such Member is acquiring an Ownership Interest for such Member's own account, for investment, and with no view to the distribution of the Ownership Interest, [d] agrees not to Transfer, or to attempt to Transfer, all or any part of its Ownership Interest without registration under the Securities Act and any applicable state securities laws, unless the Transfer is exempt from such registration requirements, and [e] represents and warrants that such Member has either alone or with its "purchaser representatives," as that term is defined in Rule 5.01(h) under the Securities Act, such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investments in the Company. Each Member further acknowledges that the Company has made available to such Member, at a reasonable time prior to its acquisition of its Economic Interest, the opportunity to ask questions and receive answers concerning the terms and conditions of such acquisition and to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information furnished by the Company and the Manager in connection with such acquisition.

15.4 Waiver of Dissolution Rights. The Members agree that irreparable damage would occur if any Member should bring an action for judicial dissolution of the Company. Accordingly, each Member accepts the provisions under this Agreement as such Person's sole entitlement on Dissolution of the Company and waives and renounces such Person's right to seek a court decree of dissolution or to seek the appointment by a court of a liquidator for the Company. Each Member further waives and renounces any alternative rights which might otherwise be provided by law upon the Withdrawal of such Person and accepts the provisions under this Agreement as such Person's sole entitlement upon the happening of such event.

15.5 Waiver of Partition Right. Each Member waives and renounces any right that it may have prior to Dissolution and Liquidation to institute or maintain any action for partition with respect to any real property held by the Company.

15.6 Waivers and Consents. No waiver of any breach of any of the terms of this Agreement will be effective unless such waiver is in writing and signed by the Member against whom such waiver is claimed. No course of dealing will be deemed to amend or discharge any provision of this Agreement. No delay in the exercise of any right will operate as a waiver of such right. No single or partial exercise of any right will preclude its further exercise. A waiver of any right on any one occasion will not be construed as a bar to, or waiver of, any such right on any other occasion. Any consent of a Member required under this Agreement must be in writing and signed by such Member to be effective. No consent given by a Member in any one instance will be deemed to waive the requirement for such Member's consent in any other or future instance.

15.7 Equitable Relief. If any Member proposes to Transfer all or any part of its Ownership Interest in violation of the terms of this Agreement, the Company or any Member may apply to any court of competent jurisdiction for a temporary injunctive order prohibiting such proposed Transfer except upon compliance with the terms of this Agreement (with the merits of such claim to be determined by arbitration under the Arbitration Agreement), and the Company or any Member may institute and maintain an arbitration action under the Arbitration Agreement against the Person proposing to make such Transfer to compel the specific performance of this Agreement. Any attempted Transfer in violation of this Agreement is null and void, and of no force and effect. The Person against whom such action or proceeding is brought waives the claim or defense that an adequate remedy at law exists, and such Person will not urge in any such action or proceeding the claim or defense that such remedy at law exists.

15.8 Remedies for Breach. Except for the requirement to arbitrate disputes provided for in Article 14 and as otherwise provided in this Agreement, the rights and remedies of the Members set forth in this Agreement are neither mutually exclusive nor exclusive of any right or remedy provided by law, in equity or otherwise, and all legal remedies (such as monetary damages) as well as all equitable remedies (such as specific performance) will be available for any breach or threatened breach of any provision of this Agreement.

15.9 Costs. If the Company or any Member retains counsel for the purpose of enforcing or preventing the breach or any threatened breach of any provision of this Agreement or for any other remedy relating to it, then the prevailing party will be entitled to be reimbursed by the nonprevailing party for all fees and costs so incurred (including reasonable attorney's fees, but excluding the fees and expenses of the arbitration relating to the arbitrator, secretarial and stenographic or other assistance, rental of space and other direct expenses (as determined by the arbitrator), all of which will be paid by the parties in equal shares). The rights of the prevailing party to recover such fees and costs will be separate from, will survive and will not be merged into any judgment. The "prevailing party" will mean the party who receives substantially the relief desired, whether by settlement, dismissal, summary judgment, judgment or otherwise.

15.10 Indemnification. Each Member hereby indemnifies and agrees to hold harmless the Company and each other Member from any liability, cost or expense arising from or related to any act or failure to act of such Member which is in violation of this Agreement.

15.11 Counterparts. This Agreement may be signed in multiple counterparts (or with detachable signature pages). Each counterpart will be considered an original instrument, but all of them in the aggregate will constitute one agreement. Telecopies of signatures will be given effect for purposes of the signature page of this Agreement and any amendments to this Agreement.

15.12 Notice. All notices, consents, approvals, waivers, elections and other communications (collectively "Notices") under this Agreement will be in writing and will be either delivered or sent addressed as follows: [a] if to the Company, at the Company's registered office in Colorado, and [b] if to any

Member, at such Person's home or business address as then appearing in the records of the Company. In computing time periods, the day of Notice will be excluded. For Notice purposes, a day means a calendar day. Copies of all Notices will be sent to Crescent Development Management Corporation at: COPI Colorado, L.P., at: 306 West Seventh Street, Suite 1000, Fort Worth, Texas 76102, facsimile: (817) 339-2220, or such other address or facsimile number as it designates by Notice given to the Members and the Company in accordance with this 15.12.

15.13 Deemed Notice. Any Notices given to any Member in accordance with this Agreement will be deemed to have been duly given and received: [a] on the date of receipt if personally delivered or if sent by U.S. mail, postage prepaid, [b] the date of receipt, if sent by registered or certified U.S. mail, postage prepaid, [c] one business day after receipt, if sent by confirmed facsimile or telecopier transmission, or [d] one business day after having been sent by a nationally recognized overnight courier service with confirmation of delivery.

15.14 Partial Invalidity. Wherever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law. However, if for any reason any one or more of the provisions of this Agreement are held to be invalid, illegal or unenforceable in any respect, such action will not affect any other provision of this Agreement. In such event, this Agreement will be construed as if such invalid, illegal or unenforceable provision had never been contained in it.

15.15 Entire Agreement. This Agreement (including its Exhibits) contains the entire agreement and understanding of the Members concerning its subject matter and supersedes all prior agreements, understandings and negotiations, both written and oral, among the Members with respect to the subject matter of this Agreement.

15.16 Benefit. The contribution obligations of each Member will inure solely to the benefit of the other Members and the Company, without conferring on any other Person any rights of enforcement or other rights.

15.17 Binding Effect. This Agreement is binding upon, and inures to the benefit of, the Members and their Permitted Transferees, but any Transferee will have only the rights specified in 13.6 unless admitted as a substitute Member in accordance with this Agreement.

15.18 Further Assurances. Each Member agrees, without further consideration, to sign and deliver such deeds, assignments, endorsements, evidences of transfer and other instruments and documents and give such further assurances as are consistent with the provisions of this Agreement and necessary to perform its obligations under this Agreement.

15.19  Headings.  Article and section titles have been inserted for convenience
of   reference   only.   They  are  not  intended  to  affect  the  meaning  or
interpretation of this Agreement.

15.20 Terms. Terms used with initial capital letters will have the meanings specified, applicable to both singular and plural forms, for all purposes of this Agreement. All pronouns (and any variation) will be deemed to refer to the masculine, feminine or neuter, as the identity of the Person may require. The singular or plural includes the other, as the context requires or permits. The word include (and any variation) is used in an illustrative sense rather than a limiting sense. The word day means a calendar day.

15.21 Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of Delaware (without considering Delaware choice of law provisions). Any conflict or apparent conflict between this Agreement and the Act will be resolved in favor of this Agreement, except as otherwise required by the Act.

        [remainder of page intentionally left blank, signatures follow]

All of the Members have signed this Operating Agreement of Northstar Holdings LLC, to be effective from the date first mentioned above, notwithstanding the actual date of signing.

                                    East West Resort Development V, L.L.L.P., as member and manager, by HF Holding Corp., as general partner



[date]                              By:
                                       ------------------------------------
                                       Harry  H.  Frampton,  III, Chairman



                                    Trimont Land Company,
                                    a California corporation



[date]                              By:
                                       ------------------------------------
                                       [name and title]

                                LIST OF EXHIBITS

           Exhibit A          Names and Addresses of Members

           Exhibit B          Economic Interests

           Exhibit C          Initial Capital Contributions

           Exhibit D          Assignment of Ownership Interest

           Exhibit E          Transferee's Agreement

           Exhibit F          Arbitration Agreement

           Exhibit G          Master Development Plan

           Exhibit H          Description of the Property

           Exhibit I          Master Non-Competition Agreement(term sheet only)

           Exhibit J          Form of Project LLC Operating Agreement

           Exhibit K          Infrastructure Standards

           Exhibit L          Form of Promissory Note

           Exhibit M          Minimum Insurance Requirements

           Exhibit N          Ten Year Option Property

           Exhibit O          Trademark License Agreement

           Exhibit P          Essential Ski Property

           Exhibit Q          Resort Right of First Offer Agreement (term sheet
                              only)

           Exhibit R          Annual Plan

           Exhibit S          Assumed Parcel Values

           Exhibit T          Form of Sub-Managment Agreement

           Exhibit U          Definitions

                                   EXHIBIT A

                         Names and Addresses of Members


      East West Resort Development V, L.L.L.P.
      Attention: Harry H. Frampton, III
      c/o East West Partners, Inc.
      100 East Thomas Place
      P.O. Drawer 2770
      Avon, Colorado 81620

      Trimont Land Company
      Attention:  Betsy Cole and Chris Ryman
      1000 South Frontage Road
      Suite 100
      Vail, CO 81657

                                   EXHIBIT B

                               Economic Interests


           Member                                   Initial      Economic
           ------                                   -------      --------
Interests
---------

        East West Resort Development V, L.L.L.P.             75%

        Trimont Land Company                                 25%

                                   EXHIBIT C

                         Initial Capital Contributions


      Member                            Cash Amount
      ------                            -----------


                                                       As,   when  and  in  the
                                                       manner  contemplated  by
                             As of the date of         the Real Estate Purchase
                             Operating Agreement       Agreement
                             -------------------       ------------------------

East West Resort Development $10,000,000               $5,000,000
V, L.L.L.P

Trimont Land Company         $     1,000                     0

                                   EXHIBIT D

                        Assignment of Ownership Interest



The undersigned Transferor hereby transfers and assigns a __________% Ownership Interest rounded to four decimal points) in Northstar Holdings, LLC, a Delaware limited liability company, to ______________________________, as Transferee. The Capital Account of the Transferor that is attributable to the transferred Ownership Interest will carry over to the Transferee. The Ownership Interest transferred is subject to all of the terms and conditions of that certain Operating Agreement of Northstar Holdings, LLC, dated as of [date], as such Agreement may be amended, including the obligation to arbitrate disputes as set forth in the Operating Agreement and the Arbitration Agreement.

                                    Transferor:


                                    -------------------------------------------
      Date

                                   EXHIBIT E

                             Transferee's Agreement


As a Transferee of an Ownership Interest in Northstar Holdings, LLC, a Delaware limited liability company governed by an Operating Agreement dated as of [date], the undersigned agrees to be bound as a party to such Agreement (which, as it may be amended, is hereby incorporated by reference), including the obligation to arbitrate disputes as set forth in the Operating Agreement and the Arbitration Agreement. The Transferee acknowledges and agrees that, unless admitted as a Member of the limited liability company as provided in such Agreement, the Transferee will have only the limited rights of an assignee as specified by law.

                                    Name of Transferee:

                                    -------------------------------------------
      Date
                                    Address:
                                            -----------------------------------

                                            -----------------------------------
                                    Taxpayer ID Number:
                                                       ------------------------
                                    Telephone Number:
                                                     --------------------------
                                    Fax Number:
                                               --------------------------------

                                   EXHIBIT F

                             Arbitration Agreement

     This Arbitration Agreement (this "Agreement") is made as of [date], by and among Northstar Holdings, LLC, a Delaware limited liability company (the "Company"), and all of the Members of the Company and Transferees of such Members, as evidenced by their execution of the Operating Agreement of the Company dated the same date as this Agreement or related transfer documents. Each initial Member has become a party to this Agreement by virtue of having executed the Operating Agreement, and each new Member and each Transferee of any Member will become a party to this Agreement without having executed a counterpart of this Agreement. This Agreement is an exhibit to the Operating Agreement and has been incorporated into, and is a part of, the Operating Agreement.

                                    Recitals


Except as otherwise provided, the parties desire that any and all disputes arising out of, or pertaining in any way to, the Operating Agreement, be governed by and settled pursuant to this Agreement. Each capitalized term not otherwise defined in this Agreement is intended to have the meaning given to such term in the Operating Agreement.


                                   Agreement

     1. Amicable Resolution. The parties will attempt to settle any dispute between them amicably. To this end, the parties will consult and negotiate to reach a solution. If the parties mutually agree, they may seek to resolve the dispute through mediation. However, nothing in this paragraph will preclude either party from commencing arbitration at any time, subject to the terms of this Agreement.

     2. Obligation to Arbitrate. Except as otherwise provided in the Operating Agreement, any dispute, controversy, or claim arising out of or relating in any way to the Operating Agreement will be settled by binding arbitration conducted in accordance with this Agreement, but the parties do not intend to be required to submit to arbitration the resolution of a Deadlock. However, either Member may arbitrate the questions of whether Deadlock has occurred, whether Booth Creek has unreasonably withheld, conditioned or delayed its approval of an action under Section 6.3, or whether Booth Creek has failed to act in good faith in withholding its approval of an action or decision under Section 6.4 of the Operating Agreement.

     3. Commencement of Arbitration.

     [a] Notice. Any party may at any time initiate an arbitration under the Agreement by giving a written notice of arbitration (the "Notice") to the other party or parties to the dispute. The Notice will contain a statement of any dispute in sufficient detail to apprise the other party of [i] the nature and scope of each dispute, [ii] the initiating party's position and [iii] the relief sought. The other party will, within 30 days after receipt of the Notice, or within such other period of time as the parties may agree, deliver its response to the initiating party (the "Answer"), which will contain its statement of the dispute, its positions and any counterclaims that it seeks. The initiating party will then have 20 days, or such other period as the parties may agree, to deliver its response (the "Reply") to any counterclaim raised in the Answer. No amendments to the Notice, Answer or Reply will be permitted without the consent of the other party or of the arbitrator. Upon the appointment and acceptance of the arbitrator, a copy of the Notice, Answer and Reply will be given to the arbitrator promptly as they become available. A hearing will be commenced within 30 days after completion of discovery, unless the arbitrator grants a continuance upon a showing of good cause by any party. At least 21 days before the date for such hearing, the parties will exchange copies of exhibits to be offered as evidence and a list of witnesses who will testify at such hearing. Once commenced, the hearing will proceed day to day until completed unless the arbitrator grants a continuance upon a showing of good cause by any party. Any party may cause to be prepared, at its expense, a written transcription or electronic recordation of such hearing.

     [b] Selection of an Arbitrator. There will be one neutral arbitrator. If, within 20 days after the Notice provided for in paragraph 3[a], the parties to the dispute have been unable to agree upon a mutually acceptable arbitrator, they will request that the Judicial Arbiter Group, Inc. appoint an arbitrator from among its panel of available arbitrators. If the Judicial Arbiter Group, Inc. is unable to appoint an arbitrator, any party may petition the district court for the City and County of Denver to appoint a single neutral arbitrator provided that such arbitrator is a retired state or federal judge with at least five years experience in civil matters. The arbitrator may appoint a secretary to assist the tribunal in the administrative arrangements for the proceedings. The arbitrator may also employ such stenographic and other assistance as the arbitrator deems necessary.

     4. Failure to Participate. If a party, having been given notice and opportunity, fails or refuses to appear or participate in an arbitration or in any stage of the arbitration, the proceedings will nevertheless be conducted to conclusion and final award. Any award rendered under such circumstances will be as valid and enforceable as if both parties had appeared and participated fully at all stages of the arbitration.

     5. Place of Arbitration. The place of arbitration will be within the City and County of Denver, Colorado, as selected by the arbitrator, unless the parties otherwise mutually agree in writing.

     6.  Confidentiality.   The  parties  and  the  arbitrator  will  treat  as
confidential all aspects of the arbitration proceedings (including the pleadings, discovery, testimony, evidence, briefs and the award), unless the parties otherwise agree in writing.

     7. Preliminary Meeting. The arbitrator will hold a preliminary meeting with the parties, at a time and place determined by the arbitrator, for the discussion of procedural matters (prior to the issuance of such procedural directives by the arbitrator) and for discussion of such other matters as the arbitrator may determine.

     8. Procedures. The procedures to be followed in any arbitration under the Transaction Agreements will be as prescribed in this Agreement and in such additional directives, consistent with the terms of this Agreement, that are issued by the arbitrator following consultation with the parties. Unless otherwise agreed by the parties, the procedures will provide for the submission of briefs by the parties, the introduction of documents and the oral testimony of witnesses, cross-examination of witnesses, oral arguments, the closure of the proceedings and such other matters as the arbitrator may deem appropriate. Except as provided otherwise in this Agreement, the arbitrator will regulate all matters relating to the conduct of the arbitration and any other question of arbitration law or procedure in accordance with this Agreement and as otherwise provided in the Commercial Arbitration Rules of the American Arbitration Association (the "Rules") and the Colorado Arbitration Act (the "Act"). If any conflict exists between the provisions of the Rules and the Act, the provisions of the Act will prevail.

     9. Limitations and Laches. As a preliminary issue, the arbitrator may, in response to a motion to dismiss or a motion for summary judgment, render an award determining the merits of such claim before considering the substantive merits of the arbitration claim.

     10. Discovery. The parties agree that discovery will be handled expeditiously, and the arbitrator will define the limits of discovery, including the number of depositions that may be taken, after considering the complexity of the issues and the amount in controversy, but each party will be entitled to take at least four depositions and the period for discovery will be at least 90 days from the date such arbitrator is selected pursuant to 3[b] of this Agreement. Discovery procedures available in litigation before the courts will not apply in an arbitration conducted pursuant to this Agreement. However, each party will produce relevant and non-privileged documents (or copies of such documents) as requested by the other party. All disputes regarding discovery will be promptly resolved by the arbitrator.

     11. Affidavits. Each party may submit evidence in the form of sworn affidavits, but, upon the request of the other party, the party submitting the affidavit will make the affiant available for cross-examination. If the affiant is not made available for cross-examination, the affidavit will not be considered as evidence by the arbitrator unless the arbitrator finds that the affiant is beyond the control of the party offering the affidavit or the affiant is unavailable, and the interests of justice require consideration of the evidence submitted by the affiant.

     12. Time of Proceedings. It is the intent of the parties that, barring extraordinary circumstances, any arbitration, including the issuance of the arbitrator's award, will be concluded within 8 months after the date the Notice is received by the arbitrator. The arbitrator will use his or her best efforts to issue the final award or awards within a period of 30 days after closure of the proceedings (but failure to do so will not be a basis for challenging the award).

     13. Written Opinion. Any award or portion of an award, whether final, will be in a writing signed by the arbitrator and will state the reasons upon which the award or portion of the award is based.

     14. Entry of Judgment. Judgment on the arbitration award may be entered in any federal or state court having jurisdiction. Subject to governing law and court rules, the federal and state courts located in the states where the U.S. principal business office of each party is located will have jurisdiction over an action brought to enforce the rights and obligations created in or arising from this Agreement, and each party irrevocably submits to the jurisdiction of such courts. Notwithstanding the above, application may be made by a party to any court of competent jurisdiction wherever situated for enforcement of any judgment and the entry of whatever orders are necessary for such enforcement.

     15. Governing Law. The arbitrator's decision will be made pursuant to the relevant substantive law of the State of Delaware.

     16. Provisional Relief. Any party may apply to a court that would otherwise have jurisdiction for preliminary injunctions and other similar provisional or interim measures, including, without limitation, where [a] any Member or Transferee proposes to sell, exchange, assign, pledge, encumber, gift or otherwise dispose of, whether voluntarily or by operation of law, all or any part of its interest in the Company in violation of the Operating Agreement, or [b] any event or circumstance arises such that the Company or any party would be expressly injured and no adequate remedy at law would exist for such party. Any application to a court for such purposes may include, but is not limited to, a request for a temporary injunction prohibiting such proposed disposition except on compliance with the Operating Agreement and a request to compel specific performance of the Operating Agreement. Any attempted transfer in violation of the Operating Agreement will be null and void and of no force and effect. With respect to any attempted transfer in violation of the Operating Agreement, the party or third party against whom such action or proceeding is brought waives the claim or defense that an adequate remedy at law exists, and such party or third party agrees not to urge in any such action or proceeding the claim or defense that such remedy at law exists. The merits of such claims between the parties that gave rise to the need for such injunctive relief, including any entitlement to permanent injunctive relief, will be determined by arbitration in accordance with the provisions of this Agreement. The parties agree that any measures ordered by the arbitrator may be immediately and specifically enforced by a court otherwise having jurisdiction over the parties.

     17. Time and Notice. All notices, requests, demands, claims, and other communications under this Agreement will be in writing. Any notice, request, demand, claim, or other communication under this Agreement will be deemed duly given only if it is sent by registered or certified mail, return receipt requested, postage prepaid, or by courier, telecopy or facsimile (together with a copy of such writing concurrently sent by registered or certified mail, return receipt requested, postage prepaid) and addressed to the intended recipient [a] if to a Member other than EWRD V, as set forth in the Company's records, and [b] if to EWRD V or the Company, to:

                                            Copy to:

      Attn: Harry H. Frampton, III          James F. Wood, Esq.
      100 East Thomas Place                 Sherman & Howard L.L.C.
      Beaver Creek Resort                   633 17th Street, Suite 3000
      P.O. Drawer 2770                      Denver, CO 80202
      Avon, CO  81620                       Telecopy: 303-298-0940
      Telecopy:  970-845-7205

Notices will be deemed given three business days after mailing if sent by certified mail, when delivered if sent by courier, and one business day after receipt of confirmation by person or machine if sent by telecopy or facsimile transmission. Any party may change the address to which notices, requests, demands, claims and other communications under this Agreement are to be delivered by giving the other parties notice in the manner set forth in this Agreement. Copies of all notices will be given to COPI Colorado, L.P., at: 306 West Seventh Street, Suite 1000, Fort Worth, Texas 76102, facsimile: (817) 339-2220, or such other address or facsimile number as it designates by Notice given to the Members and the Company in accordance with this paragraph 17.

     18. Extra Contractual Claims. Extra contractual claims of a party, such as those arising out of allegations of bad faith or misrepresentation, are within the jurisdiction of the arbitrator. Accordingly, the arbitrator has the power to grant exemplary, statutory, punitive or other damages in excess of compensatory damages. However, the initiating party with respect to such extra contractual claims will have the burden to prove such claims in accordance with the applicable standard of proof applied to such claims in civil cases decided under the laws of the State of Colorado.

     19. Costs. All fees and expenses of the arbitration relating to the arbitrator, secretarial and stenographic or other assistance, rental of space and other direct expenses (as determined by the arbitrator) will be paid by the parties in equal shares. The arbitrator will notify the parties, from time to time, of estimated amounts to be advanced in order to meet all such anticipated expenses, and each party will advance its share promptly. Other fees and expenses of the arbitration (including attorneys' fees, the fees of accounting, actuarial or other experts, and the cost of bonds) will be paid by the party incurring them, but the party prevailing on substantially all of its claims will be entitled to recover such fees and expenses from the other party unless the arbitrator specifically determines otherwise in the interests of fairness.

     20. Expeditious Proceeding. The parties desire that any arbitration under this Agreement proceed expeditiously (subject to the needs and procedures of the arbitrator). The parties instruct the arbitrator to impose reasonable sanctions to insure that the arbitration proceeds expeditiously. The parties will make a good-faith effort to cause no unnecessary delays or obstacles to the arbitration process.

     21. Treatment of Parties as a Group. For purposes of selection of an arbitrator under paragraph 3[b] and the payment of costs under paragraph 20, if any group of Persons elects to have their interests represented collectively, such Persons may also elect to be considered one party.

     22. Headings. The section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

     23. Miscellaneous. This Agreement constitutes the entire understanding of the parties with respect to the procedures by which any dispute between any of them arising under the Transaction Agreements will be resolved, and may not be modified except in a writing signed by all parties. This Agreement is binding upon, and inures to the benefit of, the parties and upon their respective permitted transferees and other successors-in-interest.




                                    Northstar Holdings, LLC

                                    By: East West Resort Development V,
                                        L.L.L.P., its manager

                                    By: HF Holding Corp., its general partner


                                    By:
                                       ----------------------------------------
                                    Its:
                                        ---------------------------------------

[The signatures of the Members and Transferees are provided by virtue of their execution of the Operating Agreement or related transfer documents.]

                                   EXHIBIT G

                            MASTER DEVELOPMENT PLAN

                                   EXHIBIT H

                          DESCRIPTION OF THE PROPERTY

                                   EXHIBIT I

                        MASTER NON-COMPETITION AGREEMENT

                                   Term Sheet



Territory: Five county Lake Tahoe region

Scope: All businesses of any sort; any ownership, direct or indirect, and any status as officer, director, manager, consultant, etc.

Parties covered: Frampton, Ryman, Cole, Booth Creek and Controlled Affiliates, East West and Controlled Affiliates, and, after Frampton ceases to be principally responsible for the management of East West, the East West Key Managers. [NOT any of the Crescent entities, Gillett, CIBC, or John Hancock or their respective affiliates, and not Ryman or Cole once he or she ceases to be employed by (or retained as a consultant by) Booth Creek, Gillett, CIBC, John Hancock, or any other Controlled Affiliates, and not any East West Key Manager once he or she ceases to be employed by (or retained as a consultant by) East West or any of its Controlled Affiliates]

Term: the later of (a) five years and (b) two years after the date that 90% of the Units are sold

Duty: covered parties may not engage in business in the Territory during the Term unless they first offer it to a new entity to be formed by EWRD V (or its assignee) and Booth Creek (or its assignee)

Carveout: the noncompete will not apply to (a) South Lake Tahoe Ski Resort, (b) existing resort management business at Northstar and South Lake Tahoe, and involvement by Booth Creek and its Affiliates in retail businesses located on, and inherently related to, the ski resort operations at Northstar and South Lake Tahoe (such as ski and snowboard sales, repair, and rental; restaurants in the resort) (c) any expansion of the ski operations of Northstar or the South Lake Tahoe Ski Resort onto contiguous property or (d) any other ski resort in which Booth Creek acquires an interest, but the non-compete will apply to any ancillary property management, hospitality or brokerage business related to any such ski resort.

Material terms of new entity:

     o              Delaware  llc
     o              Booth Creek and EWRD V each have a right to a 50% interest;
                    the non-proposing side can elect to participate at a lesser rate (down to 20%), but the proposing side can then terminate the proposal and not engage in the business. Also, if the nonproposing side decides to participate at less than 50% (but at least 20%), the proposing side can bring in a new party to pick up whatever the non-proposing side declines, but the proposing side still must retain 50% (or at least have control over the interest of the new party). If the non-proposing side is unwilling to put in its pro rata share of required capital for its interest (i.e., at least 20%), then the proposing side is free to pursue the business (and the declining member is not). The amount and type (debt vs equity) of capital required is to be determined by the proposing party in good faith, with the generally stated goal of putting in the minimum amount of capital to operate the business prudently, consistent with avoiding the need for owner and affiliate guarantees and obtaining borrowed funds on commercially reasonable terms
     o As long as EWRD V (together with any new party whose interest EWRD V controls) has a 50% or greater interest in the new entity and the pertinent business is an EWRD V Business (as defined below), then EWRD V or its affiliate has day-to-day authority, with major decision veto power held by Booth Creek, similar in structure to Northstar
                    Holdings LLC; roles are reversed if Booth Creek (together with any new party whose interest Booth Creek controls) has a 50% or greater interest in the new entity and the pertinent business is a Booth Creek Business (as defined below). If the business in neither an EWRD V Business nor a Booth Creek Business (and it is owned 50/50), then the party who was primarily responsible for developing the business plan and proposing that the parties enter into the business will be the party with day-to-day authority (with major decision veto power held by the other party). If it is not clear who was primarily responsible for developing the business plan and proposing that the parties enter into the business, then the business will be managed by joint decision.
     o EWRD V Business means any business primarily engaged in resort property management, hotel management, travel agency services, tour company services, internet access and services, transportation, mortgage brokerage, real property development, golf course development and operation (including associated restaurants and clubs), management of private clubs and the development of one or more golf courses (and related restaurants, clubs and other businesses) at Waddle Ranch (the so-called "Pritzker Parcel"). Booth Creek Business means any business primarily engaged in restaurant ownership or operation (excluding club and golf course restaurants), retail sales of skis, snowboards and related products, including ski and snowboard clothing and accessories, ski and snowboard repair and rental and _____________________.
     o              Market rate management fee to be paid to manager
     o Standard of care, indemnification, replacement of manager, deadlock, and dissolution provisions to be structured substantially the same as Northstar Holdings LLC
     o Additional operating capital, if needed (as reasonably determined by either party in a 50/50 entity or by the majority holder in a non-50/50 entity), and additional equity needed for cash acquisitions (as determined by both members or the majority member, as the case may be), is invested on a pro rata basis with "preemptive rights"; if either side declines to contribute its pro rata share, then dilution occurs based on a fair market value determination
     o Issuance of ownership interests and the resultant pro rata dilution (in the context of acquisitions from unrelated parties) is within control of manager; no "preemptive rights" apply
     o Approximately 10% of equity in entity to be available for key employee options
     o Shotgun provision can be exercised by either party in a 50/50 entity after 5 years, or by a majority holder after 3 years, or by a minority holder after 7 years; the shotgun operates separately from other entities

                                   EXHIBIT J

                    FORM OF PROJECT LLC OPERATING AGREEMENT


       [to be attached upon entry into Northstar Holdings, LLC Operating
                                   Agreement]

                                   EXHIBIT K

                            INFRASTRUCTURE STANDARDS

                                 See Attached.

                                   EXHIBIT L

                            FORM OF PROMISSORY NOTE


$__________________
_____________, 200__                                     Eagle County, Colorado


     For valuable consideration, the receipt of which is acknowledged by the undersigned ("Maker"), Maker promises to pay to the order of ___________________ ("Holder") the sum of $________________, which amount will bear interest at a rate of 8% per annum from the date of this Promissory Note. All principal and accrued interest will be immediately due and payable on the earlier of: [a] the date Maker or any transferee of Maker, directly or indirectly, obtains a loan for the construction of improvements on all or any portion of the Conveyance Property (as defined in the Operating Agreement of Northstar Holdings, LLC) from Northstar Holdings, LLC to Maker, and [b] the first anniversary of the closing of the conveyance of the Conveyance Property. Any principal and accrued interest that is not paid when due will bear interest at a rate of 13% per annum from the date such amounts are due until paid. Maker may prepay part or all of this Promissory Note at any time. Capitalized terms not defined herein have the meaning given to them in the Operating Agreement of Northstar Holdings, LLC.

     Maker agrees to pay all reasonable attorneys' fees and costs incurred by Holder in connection with the enforcement of this Promissory Note (whether or not suit is commenced).

     This Promissory Note will be governed by the laws of the State of Delaware.

     The address of Maker for purposes of the giving of notice will be Trimont Land Company, 1000 South Frontage Road, Suite 100, Vail, Colorado 81657, attention: Betsy Cole and Chris Ryman, until Maker gives written notice to Holder that a different address should be used. The address of Holder for purposes of making payments due under this Promissory Note and the giving of notices will be East West Resort Development V, L.L.L.P., c/o East West Partners, Inc., 100 East Thomas Place, P.O. Drawer 2770, Avon, Colorado 81620, attention: Harry H. Frampton, III, until Holder gives Maker written notice that a different address should be used.


                          [Name of Maker]

                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------

                                   EXHIBIT M

                         MINIMUM INSURANCE REQUIREMENTS


With respect to the Land, Comprehensive General Liability Insurance for Bodily Injury and Property Damage with limits no lower than $1,000,000 per occurrence and $2,000,000 in the aggregate.

With respect to vertical construction (condominiums, townhomes, etc.), property insurance written on a builder's risk policy form in the amount of the initial contract sum including, but not limited to, coverage against the perils of fire, extended coverage, theft, vandalism, malicious mischief, collapse, windstorm, falsework, testing and startup, temporary building and debris removal, including demolition.

                                   EXHIBIT N

                            TEN YEAR OPTION PROPERTY

                                   EXHIBIT O

                          TRADEMARK LICENSE AGREEMENT

                                   EXHIBIT P

                             ESSENTIAL SKI PROPERTY

                                   EXHIBIT Q

                     RESORT RIGHT OF FIRST OFFER AGREEMENT

                                  (term sheet)

1. If Booth Creek (or any Affiliate of Booth Creek) elects to sell all or any part of the Resort, or any interest in the Resort, EWRD V (and its assignees) will have, for a period of 90 days following receipt of a notice from Booth Creek which states the price at which it is willing to sell, a right of first offer to purchase the Resort at the price specified by Booth Creek in such notice.

2. If EWRD V does not timely exercise its option to purchase the Resort (or interest in the Resort), Booth Creek will be free to sell the Resort (or interest in the Resort) to any third party, but if the price to be paid by the third party is less than 95% of the price at which the Resort was offered to EWRD V, Booth Creek must once again offer EWRD V (and its assignees) the right to purchase the Resort (or interest in the resort).

                                   EXHIBIT R

                                  ANNUAL PLAN

                                   EXHIBIT S

                             ASSUMED PARCEL VALUES


Parcel                          Assumed Value
------                          -------------

                                   EXHIBIT T

                        FORM OF SUB-MANAGEMENT AGREEMENT


                            SUB-MANAGEMENT AGREEMENT


     This agreement (this Agreement") is dated as of [date], and is between Prototype, LLC, a Delaware limited liability company (the "Project Entity"), and East West Partners, Inc., a Colorado corporation (the "Sub-Manager").


                                    RECITALS

     The Project Entity was formed for the purpose contemplated in the Project Entity's Operating Agreement dated as of [date] (the "Operating Agreement"). Northstar Holdings, LLC, a Delaware limited liability company (the "Master LLC") is the "manager" of the Project Entity as contemplated by Delaware limited liability company law; however, the Project Entity desires to appoint the Sub-Manager as a sub-manager to oversee the day-to-day operations of the Project Entity pursuant to this Agreement. Each capitalized term used but not defined in this Agreement has the meaning assigned to it in the Operating Agreement.

                                   AGREEMENT

     16 Sub-Manager Powers. Subject to the fiduciary obligations imposed upon it by law, and except as provided in this Agreement, the Sub-Manager will have complete and unrestricted power and authority to manage the business, properties and day-to-day activities of the Project Entity in its sole and exclusive discretion, except as otherwise directed in writing by the Master LLC.

     17 Specific Powers. The Sub-Manager has the following specific powers (except as otherwise expressly provided in this Agreement), any and all of which may be exercised by the Sub-Manager without obtaining the consent of the Master LLC or any of the Members but all of which must be exercised, consistent with the standard of care articulated in Section 4, in a manner to cause the Project Entity to comply in all material respects with the Project Entity's
(x) Operating Agreement and (y) Annual Plan, as such Annual Plan may be amended from time to time:

     17.1 To sell, exchange or otherwise dispose of any part of the assets of the Project Entity in the ordinary course of business;

     17.2 To operate and manage, at the expense of the Project Entity, any property or business acquired by or on behalf of the Project Entity;

     17.3 To make all payments required of the Project Entity pursuant to this Agreement, including all direct and indirect costs and expenses incurred in the conduct of Project Entity business;

     17.4 To establish reasonable reserves for the Project Entity's working capital, operating expenses, capital improvements and debt service;

     17.5 To execute on behalf of the Project Entity any and all documents or instruments of any kind which the Sub-Manager may deem appropriate in carrying out the purposes of the Project Entity, except with respect to the borrowing of money if the aggregate of the principal amounts borrowed by the Project Entity exceeds $50,000;

     17.6 Unless the aggregate of the principal amounts borrowed by the Project Entity exceeds $50,000, to borrow money on behalf of the Project Entity from banks, other lending institutions or other sources or to otherwise incur debt for capital expenditures, for acquisition of real property, and for other Project Entity purposes, and to secure or provide for the repayment of such borrowing;

     17.7 To purchase or lease on behalf of the Project Entity property, including real property, for Project Entity use;

     17.8 To purchase, at the expense of the Project Entity, liability and other insurance to protect the Project Entity's properties and business;

     17.9 To hold Project Entity properties in the name of the Project Entity or the name of a nominee chosen by the Sub-Manager;

     17.10To maintain, at the expense of the Project Entity, adequate records of all operations of the Project Entity;

     17.11To make and revoke tax elections on behalf of the Project Entity;

     17.12To select and employ, at the expense of the Project Entity, such legal counsel, certified public accountants or other consultants as are deemed by the Sub-Manager to be appropriate for any Project Entity purpose;

     17.13To enter into contracts and other transactions for any Project Entity purpose, except as otherwise prohibited by this Agreement;

     17.14To engage in other activity on behalf of the Project Entity customary or incident to the acquisition, ownership, operation, development, management and disposition of real property; and

     17.15 To request Emergency Loans as provided in the Operating Agreement.

     18 Reimbursement of Costs. The Project Entity will reimburse the Sub-Manager and any Affiliate of the Sub-Manager for all direct, out-of-pocket costs and expenses incurred on behalf of the Project Entity and in connection with Project Entity affairs. Reimbursable costs include architectural, legal and survey fees (and other direct out-of-pocket expenses) incurred with respect to the acquisition and development of the property acquired by the Project Entity, but do not include general and administrative expenses of the Sub-Manager.

     19 Standard of Care. The parties intend that the standard of care applicable to the Sub-Manager in performing its obligations under this Agreement will be to act with the reasonable belief that such action is in the best interests of the Company. In addition to the foregoing, the Sub-Manager will use reasonable efforts to perform its duties in all material respects in conformity with the Project Entity's Approved Project Plan (as amended by an Approved Annual Business Plan or otherwise). The Sub-Manager will not be liable to the Project Entity or the Members for any act or omission performed or omitted by it in accordance with the foregoing standard of care.

     20 Indemnification. The Project Entity will indemnify and hold harmless the Sub-Manager and each of its present and future shareholders, officers, directors, employees and agents from any loss, liability or damage incurred or suffered by the Sub-Manager or any such Person by reason of any act performed or omitted to be performed, or alleged to have been performed or omitted, by the Sub-Manager or any such Person in connection with the business of the Sub-Manager (including any judgment, award, settlement, costs and other expenses, and reasonable attorneys' fees incurred in connection with the defense of any actual or threatened claim or action based on any such act or omission). However, if the action or omission to act of the Sub-Manager or any such Person caused the loss, liability, or damage incurred or suffered, then neither the Sub-Manager nor any such Person may receive indemnification or avoid liability by reason of this provision with respect to any claim as to which the Sub-Manager or any such Person is found by a final arbitration award to have acted contrary to Section 2 or contrary to the standard of care described in Section 4, and similarly neither the Sub-Manager nor such Person may receive indemnification to the extent that the loss, liability or damage incurred or suffered is found by a final arbitration award to have been caused by the breach of this Agreement by Sub-Manager. Any such indemnification will only be paid from the assets of the Project Entity and will be made promptly following the fixing of the loss, liability or damage incurred or suffered by final arbitration award, court order, settlement agreement or otherwise (except that any attorneys' fees and the expenses of defense may be paid as incurred).

     21 Management Fee. In consideration for the Sub-Manager's services pursuant to this Agreement, the Project Entity will pay the Sub-Manager a management fee in accordance with Section 6.11 of the Operating Agreement of the Master LLC.

     22 Termination.

     22.1 The Project Entity may terminate the services of the Sub-Manager under this Agreement upon the occurrence of any of the grounds for termination set forth in Section 6.6 of the Operating Agreement of the Master LLC or for Cause. "Cause" means a final arbitration award finding (i) fraud, bad faith, willful misconduct or gross negligence by the Sub-Manager in the performance of its duties under this Agreement, which action results in a material loss or detriment to the Project Entity; (ii) a failure to perform under this Agreement in accordance with Section 2 or the standard of care described in
          Section 4, which action in either case results in a material loss or detriment to the Project Entity; (iii) a material breach of this Agreement by Sub-Manager, which breach remains uncured for a period of 30 days after the Master Partnership gives the Sub-Manager notice of such breach; provided, however, that if the breach is of such a nature that it cannot reasonably be cured within such 30-day period, but if it is curable and the Sub-Manager in good faith begins efforts to cure it within such 30-day period (and proof of such efforts is demonstrated to the Project Entity) and continues diligently to do so, it shall have a reasonable (as determined by the Project Entity in good faith) additional period thereafter to effect the cure; (iv) Harry H. Frampton, III ("Frampton") ceases to be "Actively Involved" (as defined in the limited partnership agreement of East West Resort Development V, L.L.L.P., a Delaware limited liability limited partnership ("EWRD V") (the manager of the Master LLC)) in the Master LLC, EWRD V or in the general partner of EWRD V, other than by reason of an Incapacity of Frampton (as such term is defined in the limited partnership agreement of EWRD V), except that no such final arbitration award shall be required if it is manifest that Frampton is no longer Actively Involved (other than by reason of an Incapacity of Frampton); or (v) Frampton or the general partner of EWRD V breaches the provisions of Section 8.8 of the limited partnership agreement of EWRD V.

     22.2 The Sub-Manager may terminate this Agreement upon 30 days' written notice; such notice may not be given earlier than the date that the Project Entity has been dissolved, its business has been wound up, and articles of dissolution for the Project Entity have been filed with the Colorado Secretary of State.

     22.3 In the event of termination of this Agreement, the Project Entity will pay the Sub-Manager all amounts due under this Agreement as of the date the termination is effective. The requirements of this Section will be subject to the resolution of any disputes between the parties regarding payments, as provided in Section 9.

     23 Covenants of the Sub-Manager. The Sub-Manager will devote such time, effort and attention as may be reasonably necessary, advisable or appropriate to manage and direct the operations, business and affairs of the Project Entity.

     24 Arbitration. If a dispute of any kind arises under or in connection with, or relates to, this Agreement (including any dispute concerning its construction, performance or breach) the rights of the parties to the dispute will be governed by the Arbitration Agreement which is attached to and is a part of the Operating Agreement of the Project Entity.

     25 Power of Attorney. Upon request by the Sub-Manager, the Project Entity will provide designated principals of the Sub-Manager with powers of attorney or other documents of authority as may be required by any entity with which the Sub-Manager does business on behalf of the Project Entity, sufficient to permit the Sub-Manager to carry out its duties under this Agreement.

     26 General Provisions.

     26.1 Modification and Waiver.

               (1) No modification, variation, or amendment to this Agreement will be effective unless embodied in a writing signed by the parties.

               (2) No course of dealing will be deemed to amend or discharge any provision of this Agreement. No delay in the exercise of any right will operate as a waiver of such right. No single or partial exercise of any right will preclude its further exercise. A waiver of any right on any one occasion will not be construed as a bar to, or waiver of, any such right on any other occasion.

     26.2 Remedies for Breach. Subject to the terms of the Arbitration Agreement, the rights and remedies of the parties set forth in this Agreement are neither mutually exclusive nor exclusive of any right or remedy provided by law, in equity or otherwise. Subject to the terms of the Arbitration Agreement, the parties agree that all legal remedies (such as monetary damages) as well as all equitable remedies (such as specific performance) will be available for any breach or threatened breach of any provision of this Agreement.

     26.3 Costs. If either party retains counsel for the purpose of enforcing or preventing the breach or any threatened breach of any provision of this Agreement or for any other remedy relating to it, then the prevailing party will be entitled to be reimbursed by the nonprevailing party for all costs and expenses so incurred (including reasonable attorney's fees, costs of bonds, and fees and expenses for expert witnesses).

     26.4 Counterparts. This Agreement may be signed in multiple counterparts (or with detachable signature pages). Each counterpart will be considered an original instrument, but all of them in the aggregate will constitute one agreement.

     26.5 Notices. All notices under this Agreement will be in writing and will be either delivered or sent addressed as follows:

          If to the Project Entity at:

                     Attention:  Harry H. Frampton, III
                     c/o East West Partners, Inc.
                     100 East Thomas Place
                     P.O. Drawer 2770
                     Avon, Colorado  81620

           With a copy to:

                     Attention:  James F. Wood, Esq.
                     Sherman & Howard L.L.C.
                     Suite 3000
                     633 - 17th Street
                     Denver, Colorado  80202

           If to the Sub-Manager at:

                     Attention:  Harry H. Frampton, III
                     c/o East West Partners, Inc.
                     100 East Thomas Place
                     P.O. Drawer 2770
                     Avon, Colorado  81620

           With a copy to:

                     Attention:  James F. Wood, Esq.
                     Sherman & Howard L.L.C.
                     Suite 3000
                     633 - 17th Street
                     Denver, Colorado  80202

          or to such other address as from time to time supplied by any party to the other by notice as required by this Agreement. In computing time periods, the day of notice will be included. For notice purposes, a day means a calendar day.

     26.6 Deemed Notice. Any notices given to any party in accordance with this Agreement will be deemed to have been duly given: [i] on the date of receipt if personally delivered, [ii] five days after being sent by U.S. mail, postage prepaid, [iii] the date of receipt, if sent by registered or certified U.S. mail, postage prepaid, [iv] one business day after receipt, if sent by confirmed facsimile or telecopier transmission, or [v] one business day after having been sent by a nationally recognized overnight courier service.

     26.7 Partial Invalidity. Wherever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law. However, if for any reason any one or more of the provisions of this Agreement are held to be invalid, illegal or unenforceable in any respect, such action will not affect any other provision of this Agreement. In such event, this Agreement will be construed as if such invalid, illegal or unenforceable provision had never been contained in it.

     26.8 Entire Agreement. This Agreement contains the entire agreement and understanding of the parties concerning its subject matter.

     26.9 Benefit. The contribution obligations of each party will inure solely to the benefit of the other party, without conferring on any other Person any rights of enforcement or other rights.

     26.10Binding Effect. This Agreement is binding upon, and inures to the benefit of, the parties, their successors and assigns.

     26.11Further Assurances. Each party agrees, without further consideration, to sign and deliver such other documents of further assurance as may reasonably be necessary to effectuate the provisions of this Agreement.

     26.12Headings.   Article  and  Section   titles  have  been  inserted  for
          convenience of reference only. They are not intended to affect the meaning or interpretation of this Agreement.

     26.13Terms. Terms used with initial capital letters will have the meanings specified, applicable to both singular and plural forms, for all purposes of this Agreement. All pronouns (and any variation) will be deemed to refer to the masculine, feminine or neuter, as the identity of the Person may require. The singular or plural includes the other, as the context requires or permits. The word include (and any variation) is used in an illustrative sense rather than a limiting sense. The word day means a calendar day.

     26.14Governing  Law. This  Agreement will be governed by, and construed in accordance with, the laws of the State of Colorado (without considering Colorado choice of law provisions). Any conflict or apparent conflict between this Agreement and the Act will be resolved in favor of this Agreement, except as otherwise required by the Act.

     26.15Interest on Past Due Amounts. Any amounts not paid when due under this Agreement will bear interest until such amounts are paid, at the floating rate of four percent per annum above the "prime rate" published from time to time by The Wall Street Journal, or at the maximum rate permitted by law, whichever is lower.

     26.16Attorneys Fees and Costs. Either party will be entitled to reasonable attorneys fees and costs from the other party incurred in connection with the enforcement of any of its rights under this Agreement against such other party.

     The parties have caused this Sub-Management Agreement to be executed as of the date set forth above.

                    EAST WEST PARTNERS, INC.


                    By
                      ---------------------------------------------------------
                       Harry H. Frampton, III, President


                    Prototype, LLC
                    By: Northstar Holdings, LLC., its manager
                    By: East West Resort  Development V, L.L.L.P., its manager
                    By: HF Holding Corp., its general partner


                    By
                      ---------------------------------------------------------
                       Harry H. Frampton, III, President

                                   EXHIBIT U

                                  DEFINITIONS


Act:                                    the Delaware Limited  Liability Company
                                        Act, as amended from time to time.

Additional                              Contribution:  a  Capital  Contribution
                                        (other than the  Initial  Contribution)
                                        that a Member makes to the Company.

Additional Contribution for
Capital Commitment:                     any Additional  Contribution  by EWRD V
                                        other than an  Additional  Contribution
                                        for Excess Capital.

Additional Contribution for
Excess Capital:                         an  Additional   Contribution   by  any
                                        Member pursuant to 3.2.

Adjusted Capital Account:               with respect to any Member, the Capital
                                        Account of that Member increased by [i]
                                        the Member's  share of Company  Minimum
                                        Gain and Member  Minimum  Gain and [ii]
                                        any amount such Member is  obligated to
                                        restore to the Company upon liquidation
                                        of  such   Member's   interest  in  the
                                        Company   (or   which  is  so   treated
                                        pursuant    to    Regulation    Section
                                        1.704-1(b)(2)(ii)(c)), and decreased by
                                        the  items   described  in   Regulation
                                        Section  1.704-1(b)(2)(ii)(d)(4),   (5)
                                        and (6).

Adjusted Capital Contribution
Amount for Capital Commitment:          as of any  Computation  Date, an amount
                                        equal to [i] the  aggregate  Additional
                                        Contributions  for  Capital  Commitment
                                        made  by  EWRD  V on or  prior  to  the
                                        computation   Date,   less   [ii]   all
                                        Distributions  made  to  EWRD  V on  or
                                        prior to the Computation  Date pursuant
                                        to 12.2[f] and 5.1[g] or deemed made to
                                        EWRD V on or prior  to the  Computation
                                        Date pursuant to 5.1[g] pursuant to the
                                        second sentence of 5.2.

Adjusted Capital Contribution
Amount for Excess Capital:              as of any Computation Date with respect
                                        to any Member, an
                                        amount  equal  to  [i]  the   aggregate
                                        Additional   Contributions  for  Excess
                                        Capital made by such Member on or prior
                                        to the Computation  Date, less [ii] all
                                        Distributions made to such Member on or
                                        prior to the Computation  Date pursuant
                                        to 12.2[d] and 5.1[d] or deemed made to
                                        that   Member   on  or   prior  to  the
                                        Computation  Date  pursuant  to  5.1[d]
                                        pursuant to the second sentence of 5.2.

Adjusted Capital Contribution
Amount for Land:                        as of any  Computation  Date, an amount
                                        equal  to  [i]  the  aggregate  Capital
                                        Contributions  made by EWRD V used  for
                                        Land   Costs   on  or   prior   to  the
                                        Computation   Date,   less   [ii]   all
                                        Distributions  made  to  EWRD  V on  or
                                        prior to the Computation  Date pursuant
                                        to 12.2[f] and 5.1[h] or deemed made to
                                        EWRD V on or prior  to the  Computation
                                        Date pursuant to 5.1[h] pursuant to the
                                        second sentence of 5.2.

Adjusted Unpaid Preferred
Return Amount for Capital Commitment:   as of any  Computation  Date, an amount
                                        equal  to  [i]  the  Unpaid   Preferred
                                        Return for Capital Commitment as of the
                                        last day of the  immediately  preceding
                                        Fiscal    Year,     less    [ii]    all
                                        Distributions  made  to  EWRD  V on  or
                                        prior to the Computation  Date pursuant
                                        to 12.2[g] and 5.1[e] or deemed made to
                                        EWRD V on or prior  to the  Computation
                                        Date pursuant to 5.1[e] pursuant to the
                                        second  sentence  of  5.2,  during  the
                                        Fiscal    Year    within    which   the
                                        Computation Date occurs.

Adjusted Unpaid Preferred
Return Amount for Excess Capital:       as of the Computation Date with respect
                                        to any Member,  an amount  equal to [i]
                                        such Member's Unpaid  Preferred  Return
                                        for  Excess  Capital as of the last day
                                        of  the  immediately  preceding  Fiscal
                                        Year, less [ii] all Distributions  made
                                        to  that  Member  on or  prior  to  the
                                        Computation  Date  pursuant  to 12.2[e]
                                        and  5.1[c]  or  deemed  made  to  that
                                        Member  on or prior to the  Computation
                                        Date pursuant to 5.1[c] pursuant to the
                                        second   sentence  of  5.2  during  the
                                        Fiscal    Year    within    which   the
                                        Computation Date occurs.

Adjusted Unpaid Preferred

Return Amount for Land:                 as of any  Computation  Date, an amount
                                        equal  to  [i]  the  Unpaid   Preferred
                                        Return  for  Land as of the last day of
                                        the immediately  preceding Fiscal Year,
                                        less  [ii]  all  Distributions  made to
                                        EWRD V on or prior  to the  Computation
                                        Date  pursuant to 12.2[h] and 5.1[c] or
                                        deemed  made to EWRD V on or  prior  to
                                        the Computation Date pursuant to 5.1[c]
                                        pursuant to the second  sentence of 5.2
                                        during the Fiscal year within which the
                                        Computation Date occurs.

Admission Notice:                       the  meaning  given to such term in 3.2
                                        [b].

Affiliate:                              with respect to any Person,  any Person
                                        that directly or  indirectly  controls,
                                        is  controlled  by, or is under  common
                                        control  with such  Person,  including,
                                        without  limitation,  any  Person  that
                                        directly or indirectly  owns,  controls
                                        or holds with power to vote 10% or more
                                        of the outstanding voting securities or
                                        other  voting  ownership  interests  of
                                        such Person;  any Person 10% or more of
                                        whose outstanding  voting securities or
                                        other voting  ownership  interests  are
                                        directly    or    indirectly     owned,
                                        controlled  or held with  power to vote
                                        by  such  Person;  any  partnership  in
                                        which the specified Person is a general
                                        partner; any officer or director of the
                                        specified Person; any limited liability
                                        company in which the  specified  Person
                                        is a  manager;  and any entity of which
                                        such  Person is an  executive  officer,
                                        director,  general partner,  or manager
                                        and any family  member of the specified
                                        Person.

Aggregate Account Balance:              the meaning given to such term in 5.6.

Agreement:                              this Operating Agreement, also known as
                                        a limited  liability  company agreement
                                        under the Act, as amended  from time to
                                        time.

Ancillary Property:                     one  or  more  small  (relative  to the
                                        Property)   parcels  of  real  property
                                        which are  contiguous  to the  Property
                                        (or the Ten Year  Option  Property,  if
                                        acquired by the Company), are necessary
                                        or desirable for the development of the
                                        Property   (or  the  Ten  Year   Option
                                        Property,  if acquired by the  Company)
                                        in    accordance    with   the   Master
                                        Development Plan, and which Booth

                                        Creek  reasonably  determines  are  not
                                        necessary   or   advisable    for   the
                                        Operation of the Resort.

Annual Plan:                            means the annual  business plan for the
                                        Company,  including  a forecast  of the
                                        financial operations of the Company and
                                        the  Projects,  prepared by the Manager
                                        in accordance with 6.11 and approved by
                                        the Members  pursuant  to 6.11,  as the
                                        same may be  amended  from time to time
                                        by the Manager with the approval of the
                                        Members.  The Annual Plan will  include
                                        (as  applicable)  an  annual  operating
                                        budget, working capital budget, capital
                                        budget  and  a  marketing  budget,  all
                                        relating  to  the   operation   of  the
                                        Company     and    the     development,
                                        construction, marketing and sale of the
                                        Projects,  on a  month-by-month  basis.
                                        Such annual budget,  as the same may be
                                        amended  from  time  to  time,  will be
                                        prepared in accordance with GAAP by the
                                        Manager  and  approved  by the  Members
                                        pursuant to 6.11.

Arbitration Agreement:                  that  certain   Arbitration   Agreement
                                        entered  into  between  the Company and
                                        each  Member,  in the form set forth in
                                        Exhibit  F, as it may be  amended  from
                                        time to time.

Assumed Parcel Value:                   with  respect  each  Parcel  listed  on
                                        Exhibit  S, the  assumed  value of such
                                        Parcel as reflected on Exhibit S.

Bankruptcy:                             A Person will be deemed bankrupt if:

                                        [a] any proceeding is commenced against
                                        such Person as "debtor"  for any relief
                                        under bankruptcy or insolvency laws, or
                                        laws relating to the relief of debtors,
                                        reorganizations,          arrangements,
                                        compositions,  or  extensions  and such
                                        proceeding  is not  dismissed or stayed
                                        within one  hundred  twenty  (120) days
                                        after such proceeding has commenced, or

                                        [b]   such   Person    commences    any
                                        proceeding for relief under  bankruptcy
                                        or insolvency  laws or laws relating to
                                        the relief of debtors, reorganizations,
                                        arrangements,      compositions,     or
                                        extensions.

Book Value:                             with respect to any asset,  the asset's
                                        adjusted  basis for federal  income tax
                                        purposes, except as follows:

                                        [a] the initial Book Value of any asset
                                        contributed   (or  deemed   contributed
                                        under section  1.708-1(b)(1)(iv) of the
                                        Regulations) by a Member to the Company
                                        will be the asset's  Fair Market  Value
                                        at the time of the contribution;

                                        [b]  the  Book  Value  of  all  Company
                                        assets  will be adjusted to equal their
                                        respective   Fair  Market   Values  (as
                                        determined by the Members):  [i] if the
                                        Members   determine  an  adjustment  is
                                        necessary or appropriate to reflect the
                                        relative  economic   interests  of  the
                                        Members  in the  Company  as of [A] the
                                        acquisition  of an additional  interest
                                        in the  Company by any new or  existing
                                        Member in  exchange  for more than a de
                                        minimis  capital  contribution,  or [B]
                                        the  distribution  by the  Company to a
                                        Member of more than a de minimis amount
                                        of Company  property  as  consideration
                                        for an  interest  in the  Company;  and
                                        [ii]  as  of  the  liquidation  of  the
                                        Company    within   the    meaning   of
                                        Regulations                     section
                                        1.704-1(b)(2)(ii)(g);

                                        [c] the Book Value of any Company asset
                                        distributed  to any Member  will be the
                                        Fair  Market  Value of the asset on the
                                        date of distribution; and

                                        [d] the Book  Values of Company  assets
                                        will  be  increased  or  decreased,  as
                                        determined  by the Members,  to reflect
                                        any adjustment to the adjusted basis of
                                        the assets under Code  Sections  734(b)
                                        or 743(b),  but only to the extent that
                                        the adjustment is taken into account in
                                        determining   Capital   Accounts  under
                                        Regulations  section  1.704-1(b)(2)(iv)
                                        (m).

                                        After  the Book  Value of any asset has
                                        been adjusted under clause [a],  clause
                                        [b] or clause  [d]  above,  Book  Value
                                        will be  adjusted  by the  Depreciation
                                        taken into  account with respect to the
                                        asset for  purposes  of  computing  Net
                                        Income and Net Loss.

Booth Creek:                            the  meaning  given to such term in the
                                        preamble.

Booth Creek Change of Control:          any  event or  circumstance  such  that
                                        either [a] the Resort and the Ownership
                                        Interest  of Booth Creek in the Company
                                        are not  owned  and  controlled  by the
                                        same  Person  or by  Affiliates  of the
                                        same Person  (except that, for purposes
                                        of this  definition,  the  reference to
                                        10% in the  definition  of Affiliate is
                                        changed to 51%,  unless  Chris Ryman or
                                        Betsy Cole is actively  involved in the
                                        operations  of  such  Affiliate  or has
                                        substantial  day-to-day decision making
                                        authority  in the  operations  of  such
                                        Affiliate, in which case, the reference
                                        to 10% is not  changed to 51%),  or [b]
                                        both of  Chris  Ryman  and  Betsy  Cole
                                        cease to be  actively  involved  in the
                                        operations  of Booth  Creek or cease to
                                        have  substantial  day-to-day  decision
                                        making  authority in the  operations of
                                        Booth Creek,  except that if both cease
                                        to be so actively  involved or cease to
                                        have such  authority by reason of being
                                        employed  by  EWRD  V  or  any  of  its
                                        Affiliates,  then no Booth Creek Change
                                        of  Control  will  be  deemed  to  have
                                        occurred under [b].

Booth Creek Change of Control Remedy:   the meaning given to such term in 13.11.

Booth Creek Return:                     the  meaning given to such term in 5.6.

Borrowing:                              the  borrowing  of money by the Company
                                        or the issuance of promissory  notes or
                                        other evidence of  indebtedness  by the
                                        Company   in   connection    with   the
                                        borrowing of money.

Break-Up Remedy:                        the meaning given to such term in 13.9.

Break-Up Infrastructure Costs:          [a]   with   respect   to  the   remedy
                                        exercised   pursuant  to  3.1[d],   the
                                        Infrastructure   Costs  (but  excluding
                                        Excess Infrastructure Costs) reasonably
                                        attributable   to  the   Essential  Ski
                                        Property  or any portion of the Village
                                        Core that is  conveyed  to Booth  Creek
                                        pursuant  to 3.1[d]  and which have not
                                        previously  been  returned  to  EWRD  V
                                        pursuant   to  5.1[g];   and  [b]  with
                                        respect   to   the   remedy   exercised
                                        pursuant to 13.9,  Infrastructure Costs
                                        (including  any  Excess  Infrastructure
                                        Costs)  reasonably  attributable to the
                                        Essential  Ski  Property or any portion
                                        of the Village Core that is
                                        conveyed to Booth  Creek in  connection
                                        with  the   exercise  of  the  Break-Up
                                        Remedy  by  Booth  Creek or EWRD V, and
                                        which have not previously been returned
                                        to EWRD V pursuant  to 5.1[g]  plus any
                                        Unpaid  Preferred  Return  for  Capital
                                        Commitment   reasonably  attributed  to
                                        such unreturned Infrastructure Costs.

Capital Account:                        the   capital   account   of  a  Member
                                        established     and    maintained    in
                                        accordance with 3.4.

Capital Commitment:                     an amount equal to $28,000,000.

Capital Commitment Account:             an account  with an initial  balance of
                                        zero,  which is  increased  by EWRD V's
                                        Initial Contribution and all Additional
                                        Contributions for Capital Commitment by
                                        EWRD   V  and  is   decreased   by  all
                                        Distributions  pursuant  to 5.1[g]  and
                                        5.1[h].

Capital Contribution:                   any  contribution  of money or property
                                        by a  Member  to the  Company  which is
                                        either an  Initial  Contribution  or an
                                        Additional Contribution.

Certificate:                            the  Certificate  of  Formation  of the
                                        Company, as amended from time to time.

Code: the Internal Revenue Code of 1986, as amended from time to time (including corresponding provisions of subsequent revenue laws).

Company:                                Northstar  Holdings,   LLC,  as  formed
                                        under the  Certificate  and governed by
                                        this Agreement.

Company Minimum Gain:                   the amount  computed under  Regulations
                                        Section  1.704-2(d)(1)  with respect to
                                        the Company's Nonrecourse Liabilities.

Computation Date:                       the date as of which any computation is
                                        made.

Conveyance Property:                    the  Essential  Ski  Property  and  the
                                        Village  Core (to the  extent  the same
                                        are conveyed to the Company pursuant to
                                        the Real  Estate  Purchase  Agreement),
                                        except any parcel in the  Village  Core
                                        as to which  the  Project  Commencement
                                        Date has occurred as of
                                        the date Booth Creek gives  Notice of a
                                        Funding  Default  under  3.1[d]  or its
                                        election  to  exercise   the   Break-Up
                                        Remedy under  13.9[a],  as the case may
                                        be.

Deadlock:                               the continued disagreement between EWRD
                                        V and Booth Creek  concerning  material
                                        matters   relating  to  the   Company's
                                        business,  such  that,  notwithstanding
                                        the  satisfaction by Booth Creek of its
                                        obligation  [a] to act reasonably as to
                                        matters  governed by 6.3 and [b] to act
                                        in good faith as to matters governed by
                                        6.4,  the  Company is unable to proceed
                                        in  a   reasonable   manner   with  the
                                        completion  of  the  Project,  and  the
                                        continuation  of such  condition  for a
                                        period  of  at  least  12  months,   as
                                        determined  either by the  agreement of
                                        EWRD  V  and  Booth   Creek  or  by  an
                                        arbitrator    under   the   Arbitration
                                        Agreement.

Depreciation:                           for each taxable year or other  period,
                                        an  amount  equal to the  depreciation,
                                        amortization  or  other  cost  recovery
                                        deduction  allowable with respect to an
                                        asset  for the  year or  other  period,
                                        except  that if the  Book  Value  of an
                                        asset  differs from its adjusted  basis
                                        for federal  income tax purposes at the
                                        beginning of the year or other  period,
                                        Depreciation  will be an  amount  which
                                        bears the same  ratio to the  beginning
                                        Book  Value as the  federal  income tax
                                        depreciation,   amortization  or  other
                                        cost recovery deduction for the year or
                                        other  period  bears  to the  beginning
                                        adjusted tax basis,  but if the federal
                                        income tax depreciation,  amortization,
                                        or other cost  recovery  deduction  for
                                        the  year  or  other  period  is  zero,
                                        Depreciation  will be  determined  with
                                        reference to the  beginning  Book Value
                                        using any reasonable method selected by
                                        the Manager.

Dissolution:                            the  happening of any of the events set
                                        forth in 11.1.

Distribution:                           the  amount  of any  money  or the Fair
                                        Market    Value    of   any    property
                                        distributed   by  the  Company  to  the
                                        Members as an operating or  liquidating
                                        distribution  in  accordance  with this
                                        Agreement.

East West Change of Control:            any  event or  circumstance  such  that
                                        neither of the  following is true:  [a]
                                        Harry H.

                                        Frampton,  III is actively  involved in
                                        the  operations  of,  and  has  primary
                                        day-to-day decision making authority in
                                        the   operations  of  EWRD  V  (or  any
                                        Transferee  of  EWRD V as the  Manager)
                                        and [b] at least  one of the East  West
                                        Key Managers  are actively  involved in
                                        the  operations  of,  and have  primary
                                        day-to-day decision making authority in
                                        the  operations  of,  EWRD  V  (or  any
                                        Transferee of EWRD V as the Manager).

East West Key Managers:                 Ross  E.  Bowker,   Roger  W.  Lessman,
                                        Charles I. Madison, Blake L. Riva, Mark
                                        L. Smith, and James A. Telling plus any
                                        other  individual  whom  EWRD V adds to
                                        the foregoing  list and less any of the
                                        foregoing   individuals   whom  EWRD  V
                                        removes  from  the  list  (subject,  in
                                        either  case,  to the  consent of Booth
                                        Creek,   such   consent   not   to   be
                                        unreasonably   withheld,   delayed   or
                                        conditioned),  provided such individual
                                        has  agreed  to be bound by the  Master
                                        Non-Competition  Agreement  in the form
                                        of Exhibit I.

Economic Interest:                      each    Member's   (or    Transferee's)
                                        percentage  interest  (to  the  nearest
                                        one-thousandth  of a  percent)  in  the
                                        Income of the Company as  specified  in
                                        Exhibit B, as amended from time to time
                                        in accordance with this Agreement.

Emergency:                              an  event  that  causes  or  imminently
                                        threatens  to cause  risk of a material
                                        loss  of  income  or  property  of  the
                                        Company  arising from an  extraordinary
                                        circumstance or occurrence not expected
                                        and  not  in  the  ordinary  course  of
                                        business  (including  a loss  caused by
                                        contractual    defaults   and   similar
                                        occurrences  if not expected and not in
                                        the ordinary  course of  business),  or
                                        imminent risk of bodily injury or death
                                        to any individual. "Emergency" includes
                                        shortages  of  capital  caused  by such
                                        occurrences  as an  uninsured  casualty
                                        loss or tort claim, a material  adverse
                                        condition  with  respect to the geology
                                        or soils of the Property, the existence
                                        of hazardous  materials on the Property
                                        or  other  adverse  conditions,  or any
                                        other extraordinary  circumstance,  but
                                        does not include  shortages  of capital
                                        caused by cost overruns on the Projects
                                        or  events  occurring  in the  ordinary
                                        course of development of the Property.

Encumbrance:                            the   granting  by  the  Company  of  a
                                        mortgage,  deed  of  trust,  pledge  or
                                        other lien on or  security  interest in
                                        any real property of the Company.

Essential Ski Property:                 [a] any portion of the  Property or the
                                        Ten Year Option  Property  specified on
                                        Exhibit P and [b] any other  portion of
                                        the  Property  or the Ten  Year  Option
                                        Property,    that   [i]   Booth   Creek
                                        reasonably   determines  could  not  be
                                        developed in the manner proposed by the
                                        Manager   without   having  an  adverse
                                        effect on the  operation of the Resort,
                                        [ii] if included  within the definition
                                        of Essential  Ski  Property,  would not
                                        have a materially adverse effect on the
                                        densities  contemplated  by the  Master
                                        Development Plan, and [iii] as to which
                                        Booth  Creek  provides  Notice  to  the
                                        Manager   (specifying   in   reasonable
                                        detail    the    reasons    for    such
                                        determination) within 10 days after the
                                        Manager  provides Notice to Booth Creek
                                        of an interest or plan to develop  such
                                        portion of  Property or Ten Year Option
                                        Property.

EWRD Party:                             [a] any  Affiliate  of EWRD V  owning a
                                        membership  interest  in a Project  LLC
                                        and  [b]  any   key   employee   of  an
                                        Affiliate  of  EWRD  V  having   direct
                                        management  duties with  respect to one
                                        or   more   Projects   and   owning   a
                                        membership interest in a Project LLC.

EWRD V:                                 the  meaning  given to such term in the
                                        preamble.

Excess Infrastructure Costs:            any Infrastructure  Costs to the extent
                                        they are  incurred  as a result  of the
                                        development   of    Infrastructure   to
                                        standards      higher      than     the
                                        Infrastructure Standards, as reasonably
                                        determined by EWRD V.

Fair Market Value:                      the  cash  price  at  which  a  willing
                                        seller  would sell and a willing  buyer
                                        would buy,  both having full  knowledge
                                        of the  relevant  facts and being under
                                        no  compulsion  to buy or  sell,  in an
                                        arm's-length  transaction  without time
                                        constraints.

Fiscal Year:                            the period  commencing  on January 1 of
                                        each year and ending on  December 31 of
                                        such year,  but the first  Fiscal  Year
                                        will   begin   on  the   date  of  this
                                        Agreement and the last Fiscal Year will
                                        end on the date on which the Company is
                                        terminated.

Funding Default:                        the  meaning  given  to  such  term  in
                                        3.1[d].

Funding Percentage:                     80% with respect to EWRD V and 20% with
                                        respect to Booth Creek.

GAAP:                                   generally      accepted      accounting
                                        principles.

Gross Sales Price:                      the gross sales price of an arms length
                                        bona fide sale  transaction  of each of
                                        the  Units,   without   deduction   for
                                        commissions or selling  expenses of any
                                        nature  whatsoever,   and  specifically
                                        including    any   Unit   premium   but
                                        excluding   bona  fide  developer  cash
                                        discounts,       cash       allowances,
                                        furnishings,  any  and  all  membership
                                        initiation  fees  paid by the  buyer of
                                        the Unit, and Upgrades.

Income: for each Fiscal Year, each item of income and gain as determined, recognized and classified for federal income tax purposes, but [a] any income or gain that is exempt from federal income tax will be included as if it were an item of taxable income, [b] any income or gain attributable to the taxable disposition of any Company asset will be computed by the Company as if the adjusted basis of such asset as of the date of the disposition were equal in amount to the Company's Book Value with respect to such asset as of such date, [c] in the event of a distribution of any Company asset, whether or not in connection with a liquidation of the Company, such event will for Capital Account purposes be a deemed taxable disposition of such Company asset immediately prior to such distribution and income or gain will be computed and allocated among the Members as if such property were actually disposed of for an amount realized equal to the Fair Market Value of such asset and as if the adjusted basis of such asset was equal to its Book Value at such time, and [d] in the event the Book Value of any Company asset is adjusted upwards pursuant to the definition of Book Value the amount of such adjustment will be taken into account for Capital Account purposes as income or gain from the disposition of such Company asset and allocated among the Members.

Indemnitee:                             the meaning given to such term in 9.1.

Infrastructure Costs:                   all   direct,    out-of-pocket    costs
                                        incurred by or on behalf of the Company
                                        or any  Project LLC in  developing  the
                                        infrastructure for the Property and any
                                        Ten Year Option  Property (to the point
                                        at which such infrastructure enters the
                                        boundary  of the site that is  intended
                                        to be  sold  to end  users),  including
                                        development  and   construction   costs
                                        associated with roads and utilities and
                                        the On-Site Management Allowance,  but,
                                        solely for the purposes of  determining
                                        the   Unpaid   Booth   Creek    Return,
                                        excluding Excess Infrastructure Costs.

Infrastructure Standards:               the  standards  set forth in Exhibit K,
                                        which  describe the  standards to which
                                        Infrastructure   is   expected   to  be
                                        developed  (but such  standards  do not
                                        restrict  EWRD  V in  any  decision  to
                                        develop  Infrastructure  to a  standard
                                        that is higher than the  Infrastructure
                                        Standards).

Initial Contribution:                   the initial capital  contribution  made
                                        by  a  Member   to  the   Company,   as
                                        described  in 3.1 and as set  forth  on
                                        the attached Exhibit C.

Land Costs:                             the  $15,000,000  purchase price of the
                                        Property.

Liquidation:                            the   process   of   winding   up   and
                                        terminating   the  Company   after  its
                                        Dissolution.

Loss: for each Fiscal Year, each item of loss or deduction as determined, recognized and classified for federal income tax purposes, but [a] any Code Section 705(a)(2)(B) expenditure will be included as if it were a deductible expenditure, [b] any loss attributable to the taxable disposition of any

                                        Company  asset will be  computed by the
                                        Company  as if the  adjusted  basis  of
                                        such  asset  as  of  the  date  of  the
                                        disposition were equal to the Company's
                                        Book Value  with  respect to such asset
                                        as of such date,  [c] in the event of a
                                        distribution   of  any  Company  asset,
                                        whether  or  not in  connection  with a
                                        liquidation of the Company,  such event
                                        will be a deemed taxable disposition of
                                        such  asset  immediately  prior to such
                                        distribution   and  any  loss  will  be
                                        computed   and   allocated   among  the
                                        Members  as  if  such   property   were
                                        actually  disposed  of  for  an  amount
                                        realized equal to the Fair Market Value
                                        of such  asset  and as if the  adjusted
                                        basis of such  asset  were equal to its
                                        Book  Value  at such  time,  [d] in the
                                        event  the Book  Value  of any  Company
                                        asset is adjusted  downward pursuant to
                                        the  definition  of  Book  Value,   the
                                        amount of such adjustment will be taken
                                        into   account   as  a  loss  from  the
                                        disposition of such asset and allocated
                                        among   the   Members,   and   [e]  any
                                        deductions   for   Depreciation    with
                                        respect  to a  Company  asset  will  be
                                        determined as if the adjusted  basis of
                                        such asset were equal to the Book Value
                                        of   such   asset   pursuant   to   the
                                        methodology  described  in  Regulations
                                        Section 1.704-1(b)(2)(iv)(g)(3).

Management Fee Commencement Date:       with respect to any  Project,  the date
                                        as  of  which  the  Company  retains  a
                                        design   firm  for  the   purposes   of
                                        preparing an architectural plan for the
                                        Project  that is  consistent  with  the
                                        Master Development Plan.

Manager: EWRD V, as and when acting in its capacity as the manager of the Company as provided in this Agreement, and any successor manager.

Master Development Plan:                the   development   plan   attached  as
                                        Exhibit  G, as the same may be  amended
                                        or revised from time to time.

Material Manager Breach:                [a] any Event of  Withdrawal  of EWRD V
                                        prior to the Project Completion Date of
                                        all Projects,  [b] the  occurrence of a
                                        Funding  Default,   or  [c]  any  other
                                        breach of the  terms of this  Agreement
                                        by  EWRD V if  [i]  Booth  Creek  gives
                                        Notice   of  such   breach  to  EWRD  V
                                        (specifying  in  reasonable  detail the
                                        nature of the breach), [ii] such
                                        breach,  if reasonably  susceptible  to
                                        cure, remains uncured to the reasonable
                                        satisfaction of Booth Creek for 45 days
                                        after EWRD V's  receipt of such  Notice
                                        (or if such  breach  cannot be cured to
                                        the  reasonable  satisfaction  of Booth
                                        Creek within such 45-day  period,  then
                                        EWRD V fails to proceed  reasonably and
                                        in good faith to cure such breach until
                                        such breach is cured to the  reasonable
                                        satisfaction  of  Booth  Creek),  [iii]
                                        such  breach   results  in  a  material
                                        detriment  to the Company  which either
                                        cannot be, or is not,  compensated  for
                                        by the  payment  of  money by EWRD V to
                                        the Company or Booth  Creek,  or by the
                                        taking    of   any    alternative    or
                                        substituted  action by EWRD V that puts
                                        the   Company   and   Booth   Creek  in
                                        substantially  the same  position as if
                                        no breach had occurred.

Member: a Member as listed on the attached Exhibit A, and any other Person subsequently admitted to the Company as an additional or substitute member in accordance with the terms of this Agreement.

Member Minimum Gain:                    the minimum gain attributable to Member
                                        Nonrecourse  Debt as  determined  under
                                        Regulations Section 1.704-2(i)(3).

Member Nonrecourse Debt:                any   Nonrecourse   Liability   of  the
                                        Company for which any Member or related
                                        person bears the economic  risk of loss
                                        under   Regulations   Section   1.752-2
                                        within  the   meaning  of   Regulations
                                        Section 1.704-2(b)(4).

Member Nonrecourse Deductions:          Company  losses,   deductions  or  Code
                                        Section    705(a)(2)(B)    expenditures
                                        attributable  to  a  particular  Member
                                        Nonrecourse  Debt. The amount of Member
                                        Nonrecourse  Deductions  for any Fiscal
                                        Year or other period will be determined
                                        in  accordance  with the  provisions of
                                        Regulations Section 1.704-2(i)(2).

Minimum Booth Creek Return:             [a] if the Company is liquidated  prior
                                        to  the  development  of  the  Property
                                        substantially  in  accordance  with the
                                        Master  Development  Plan,  the sale of
                                        all   Units   and   the   distribution,
                                        pursuant  to  Article  5, of all of the
                                        net sales  proceeds  derived  from such
                                        development and sale (after the payment
                                        of  the   claims   of   the   Company's
                                        creditors), an amount equal
                                        to the  difference  between [i] the sum
                                        of the  Assumed  Parcel  Values  of all
                                        Parcels  conveyed  to the  Company  and
                                        [ii]  the  sum  of  [A]  the  aggregate
                                        amount paid by EWRD V (or its  nominee)
                                        for such Parcels  under the Real Estate
                                        Purchase Agreement, and [B] any payment
                                        of the Booth  Creek  Return  made under
                                        5.1[a] or 12.2[f] or [b] if the Company
                                        is liquidated  after the development of
                                        the    Property     substantially    in
                                        accordance with the Master  Development
                                        Plan,  the  sale of all  Units  and the
                                        distribution, pursuant to Article 5, of
                                        all of the net sales  proceeds  derived
                                        from such  development  and sale (after
                                        the   payment  of  the  claims  of  the
                                        Company's  creditors),  an amount equal
                                        to zero.  For purposes of the foregoing
                                        calculation,  if any of the  Conveyance
                                        Property is  conveyed  to Booth  Creek,
                                        the sum of the Assumed Parcel Values of
                                        all Parcels previously  conveyed to the
                                        Company  will be decreased by an amount
                                        equal  to [i] such  sum  multiplied  by
                                        [ii] a fraction, the numerator of which
                                        is the  number  of all  Units  actually
                                        constructed or to be constructed on the
                                        Conveyance  Property as contemplated by
                                        the  Master  Development  Plan  and the
                                        denominator  of which is the  number of
                                        all Units  contemplated  by the  Master
                                        Development Plan, in each case, as such
                                        Master Development Plan is in effect at
                                        the time of conveyance.

Net Income and Net Loss:                for each Fiscal Year, (i) the excess of
                                        the  Income  for such  period  over the
                                        Loss  for  such  period,  or  (ii)  the
                                        excess of the Loss for such period over
                                        the    Income    for    such    period,
                                        respectively,  but Net  Income  and Net
                                        Loss for a Fiscal Year will be computed
                                        by excluding from such  computation any
                                        Income  or  Loss  specially   allocated
                                        under 4.2 through 4.12, any Nonrecourse
                                        Deduction,  and any Member  Nonrecourse
                                        Deductions.

New Member:                             the  meaning  given  to  such  term  in
                                        3.2[b].

Nonrecourse Deductions:                 Losses,   deductions  or  Code  Section
                                        705(a)(2)(B)  expenditures attributable
                                        to   Nonrecourse   Liabilities  of  the
                                        Company.   The  amount  of  Nonrecourse
                                        Deductions for any Fiscal

                                        Year or other period will be determined
                                        in  accordance  with the  provisions of
                                        Regulations Section 1.704-2(c).

Nonrecourse Liability:                  A  nonrecourse  liability as defined in
                                        Regulations  Section  1.752-1(a)(2) and
                                        referred  to  in  Regulations   Section
                                        1.704-2(b)(3).

Northstar at Tahoe:                     the  approximately  8,000 acres of real
                                        property  owned by Booth Creek  located
                                        in  Placer  County,   California,   and
                                        identified with more  particularity  in
                                        the Real Estate Purchase Agreement.

Notice:                                 the  meaning  given  to  such  term  in
                                        15.12.

Offer Notice:                           the  meaning  given  to  such  term  in
                                        13.8[a]  or  13.12[a],  as the case may
                                        be.

On-Site Management Allowance:           an  amount  equal to [a] the  Manager's
                                        direct, out-of-pocket costs incurred in
                                        the on-site  management of the Projects
                                        and [b] 150% of the  salaries and wages
                                        paid to not more than seven individuals
                                        employed  or retained by the Manager or
                                        its    Affiliates   who   are   engaged
                                        primarily in on-site  management of the
                                        Projects,  but only, in each of [a] and
                                        [b],  for the period  from the  Closing
                                        under   the   Real   Estate    Purchase
                                        Agreement and the second anniversary of
                                        such date.

Ownership Interest:                     with  respect to each Person  owning an
                                        interest  in  the  Company,  all of the
                                        interests of such Person in the Company
                                        (including  an  interest  in the Income
                                        and  Losses of the  Company,  a Capital
                                        Account interest,  and all other rights
                                        and  obligations  of such Person  under
                                        this Agreement).

Parcel:                                 a  parcel  of  property  shown  on  the
                                        Master   Development  Plan  within  the
                                        black-bordered outlines.

Permitted Liens:                        the  exceptions  to title  permitted as
                                        "Conditions of Title" in Section 5.1 of
                                        the Real Estate Purchase  Agreement and
                                        any other  liens or matters  created or
                                        approved by Booth Creek.

Permitted Transferee:                   a Person  described  in 13.3 to whom an
                                        Ownership Interest may be Transferred.

Person:                                 an       individual,       corporation,
                                        partnership, limited liability company,
                                        trust,   unincorporated   organization,
                                        association or other entity.

Preferred Return for Capital            for all or any  portion  of any  Fiscal
Commitment:                             Year,  a 12% annual rate of return,  on
                                        an  amount  equal to the sum of [a] the
                                        weighted   arithmetic  average  of  the
                                        Adjusted  Capital  Contribution  Amount
                                        for  Capital   Commitment  during  such
                                        Fiscal   Year   or   portion    thereof
                                        (calculated  by taking into account the
                                        amount   of   the   Adjusted    Capital
                                        Contribution    Amount   for    Capital
                                        Commitment  on  each  day  during  such
                                        Fiscal  Year  or  portion  of a  Fiscal
                                        Year) and [b] the  weighted  arithmetic
                                        average   of   the   Adjusted    Unpaid
                                        Preferred  Return  Amount  for  Capital
                                        Commitment  during  such Fiscal Year or
                                        portion of a Fiscal Year (calculated by
                                        taking  into  account the amount of the
                                        Adjusted Unpaid Preferred Return Amount
                                        for  Capital  Commitment  on  each  day
                                        during such Fiscal Year or portion of a
                                        Fiscal Year).

Preferred Return for
Excess Capital:                         for any Member,  for all or any portion
                                        of any Fiscal  Year,  a 15% annual rate
                                        of  return,  on an amount  equal to the
                                        sum  of  [a]  the  weighted  arithmetic
                                        average  of  such   Member's   Adjusted
                                        Capital  Contribution Amount for Excess
                                        Capital  during  such  Fiscal  Year  or
                                        portion  thereof  (calculated by taking
                                        into   account   the   amount  of  such
                                        Member's Adjusted Capital  Contribution
                                        Amount for  Excess  Capital on each day
                                        during such Fiscal Year or portion of a
                                        Fiscal   Year)  and  [b]  the  weighted
                                        arithmetic  average  of  such  Member's
                                        Adjusted Unpaid Preferred Return Amount
                                        for Excess  Capital  during such Fiscal
                                        Year  or  portion  of  a  Fiscal   Year
                                        (calculated  by taking into account the
                                        amount of such Member's Adjusted Unpaid
                                        Preferred   Return  Amount  for  Excess
                                        Capital on each day during  such Fiscal
                                        Year or portion of a Fiscal Year).

Preferred Return for Land:              for all or any  portion  of any  Fiscal
                                        Year, an 8% annual rate of return on an
                                        amount  equal  to the  sum  of [a]  the
                                        weighted   arithmetic  average  of  the
                                        Adjusted  Capital  Contribution  Amount
                                        for Land  during  such  Fiscal  Year or
                                        portion  thereof  (calculated by taking
                                        into account the amount of the Adjusted
                                        Capital Contribution Amount for Land on
                                        each day  during  such  Fiscal  Year or
                                        portion  of a Fiscal  Year) and [b] the
                                        weighted   arithmetic  average  of  the
                                        Adjusted Unpaid Preferred Return Amount
                                        for Land  during  such  Fiscal  Year or
                                        portion of a Fiscal Year (calculated by
                                        taking  into  account the amount of the
                                        Adjusted Unpaid Preferred Return Amount
                                        for Land on each day during such Fiscal
                                        Year or portion of a Fiscal Year).

Preferred Return:                       [a]  with   respect   to  EWRD  V,  the
                                        Preferred    Return   for   Land,   the
                                        Preferred     Return    for     Capital
                                        Commitment,  and the  Preferred  Return
                                        for Excess  Capital  for EWRD V and [b]
                                        with  respect  to  Booth   Creek,   the
                                        Preferred Return for Excess Capital for
                                        Booth Creek.

Presumed Tax Liability:                 for any  Member for a Fiscal  Year,  an
                                        amount  equal to the product of [a] the
                                        amount of taxable  income  allocated to
                                        such  Member for that  Fiscal  Year and
                                        [b] the Presumed Tax Rate.

Presumed Tax Rate:                      the  combined  federal and state income
                                        tax  rate,  adjusted  for  the  federal
                                        deduction   for  state  income   taxes,
                                        applicable  during  a  Fiscal  Year for
                                        computing  regular  ordinary income tax
                                        liabilities   of   a   natural   person
                                        residing  in  Colorado  in the  highest
                                        bracket of taxable income.

Proceeding:                             any  threatened,  pending or  completed
                                        action,  suit  or  proceeding,  whether
                                        formal or informal,  and whether civil,
                                        administrative,     investigative    or
                                        criminal.

Project: the acquisition, development, operation, and sale of the Property and the Ten Year Option Property, if any, in phases or segments, with each phase or segment to be categorized as a separate Project, as determined in the Master Development Plan and Annual Plans, as amended from time to time.

Project Commencement Date:              the earlier of: [a] the commencement of
                                        construction    with   respect   to   a
                                        particular  Project or [b] the issuance
                                        of  a   construction   permit  and  the
                                        recordation of a construction loan deed
                                        of trust or  mortgage  with  respect to
                                        such Project.

Project Completion Date:                with respect to any  Project,  the date
                                        on which all of the  Units  constructed
                                        for such Project have been sold.

Project LLC:                            each limited liability company which is
                                        created  to own and  operate a specific
                                        Project.

Property:                               the portions of real property described
                                        in  Exhibit  H which  are from  time to
                                        time  conveyed to the Company  pursuant
                                        to the Real Estate Purchase Agreement.

Purchase Price:                         the  meaning  given  to  such  term  in
                                        13.12[a].

Real Estate Purchase Agreement:         the  Agreement for Purchase and Sale of
                                        Real Property  dated  December 15, 1999
                                        between   Booth  Creek  and  East  West
                                        Partners, Inc.

Recipient Member:                       the  meaning  given  to  such  term  in
                                        13.11[a].

Regulations:                            the  Treasury  Regulations   (including
                                        temporary   or  proposed   regulations)
                                        promulgated  under the Code, as amended
                                        from    time   to    time    (including
                                        corresponding  provisions of succeeding
                                        regulations).

Resort:                                 the meaning given to such term in 13.8.

Resort Right of First Offer Agreement:  an  agreement  pursuant  to which Booth
                                        Creek  gives  EWRD V a right  of  first
                                        offer to purchase the Resort containing
                                        the general terms  contained in Exhibit
                                        Q,   which   will   be   entered   into
                                        concurrently with this Agreement.

Tax Distribution:                       the meaning given to such term in 5.2.

Ten Year Option Property:               the  parcels  of real  property  within
                                        Northstar at Tahoe which are identified
                                        in  Exhibit  N and  which  Booth  Creek
                                        conveys to the Company  pursuant to the
                                        Ten Year Option Agreement  entered into
                                        pursuant  to the Real  Estate  Purchase
                                        Agreement.

Trademark License Agreement:            The  non-exclusive   license  agreement
                                        between  Trimont  Land  Company and the
                                        Company  in the form and  substance  of
                                        Exhibit O.

Transfer:                               a sale, exchange, assignment, transfer,
                                        pledge,  transfer  upon  or in  lieu of
                                        foreclosure, or other disposition of an
                                        Ownership Interest (whether  voluntary,
                                        involuntary  or by  operation  of  law)
                                        including  a  pledge  and  transfer  in
                                        foreclosure or in lieu of foreclosure.

Transferee:                             a Person to whom an Ownership  Interest
                                        is Transferred in compliance  with this
                                        Agreement,  who will  have  the  rights
                                        specified in 13.6 of this Agreement.

Transferor:                             a Person  who  Transfers  an  Ownership
                                        Interest   in   compliance   with  this
                                        Agreement.

Unit: any condominium, town home or other residential property developed by the Company in connection with the Project.

Unpaid Booth Creek Return:              as of any  Computation  Date, an amount
                                        equal to [a] the sum of the Booth Creek
                                        Return [i] for the period  beginning on
                                        the first day of the Fiscal Year within
                                        which  such date  occurs  and ending on
                                        the  Computation  Date and [ii] for all
                                        prior   Fiscal   Years   less  [b]  all
                                        Distributions made to Booth Creek on or
                                        prior to the Computation  Date pursuant
                                        to 12.2[f] and 5.1[a] or deemed made to
                                        Booth   Creek   on  or   prior  to  the
                                        Computation  Date  pursuant  to  5.1[a]
                                        pursuant to the second sentence of 5.2.

Unpaid Preferred Return for
Capital Commitment:                     as of any  Computation  Date, an amount
                                        equal  to [a] the sum of the  Preferred
                                        Return for Capital  Commitment  [i] for
                                        the period  beginning  on the first day
                                        of the Fiscal  Year  within  which such
                                        date   occurs   and   ending   on   the
                                        Computation Date and [ii] for all prior
                                        Fiscal    Years,     less    [b]    all
                                        Distributions  made  to  EWRD  V on  or
                                        prior to the Computation  Date pursuant
                                        to 12.2[g] and 5.1[e] or deemed made to
                                        EWRD V on or prior  to the  Computation
                                        Date pursuant to 5.1[e] pursuant to the
                                        second sentence of 5.2.

Unpaid Preferred Return
for Excess Capital:                     as of  any  Computation  Date  for  any
                                        Member,  an amount equal to [a] the sum
                                        of such Member's  Preferred  Return for
                                        Excess   Capital  [i]  for  the  period
                                        beginning  on  the  first  day  of  the
                                        Fiscal  Year  within  which  such  date
                                        occurs  and  ending on the  Computation
                                        Date  and  [ii]  for all  prior  Fiscal
                                        Years, less [b] all Distributions  made
                                        to  such  Member  on or  prior  to  the
                                        Computation  Date  pursuant  to 12.2[e]
                                        and  5.1[c]  or  deemed  made  to  such
                                        Member  on or prior to the  Computation
                                        Date pursuant to 5.1[c] pursuant to the
                                        second sentence of 5.2.

Unpaid Preferred Return
for Land:                               as of any  Computation  Date, an amount
                                        equal  to [a] the sum of the  Preferred
                                        Return  for  Land  [i] for  the  period
                                        beginning  on  the  first  day  of  the
                                        Fiscal  Year  within  which  such  date
                                        occurs  and  ending on the  Computation
                                        Date  and  [ii]  for all  prior  Fiscal
                                        Years, less [b] all Distributions  made
                                        to   EWRD   V  on  or   prior   to  the
                                        Computation  Date  pursuant  to 12.2[h]
                                        and 5.1[f] or deemed  made to EWRD V on
                                        or  prior  to  the   Computation   Date
                                        pursuant  to  5.1[f]  pursuant  to  the
                                        second sentence of 5.2.

Unpaid Preferred Return:                as of any  Computation  Date, an amount
                                        equal  to [a] with  respect  to EWRD V,
                                        the Unpaid  Preferred  Return for Land,
                                        the Unpaid Preferred Return for Capital
                                        Commitment  and  the  Unpaid  Preferred
                                        Return  for Excess  Capital  for EWRD V
                                        and [b] with  respect  to Booth  Creek,
                                        the Unpaid  Preferred Return for Excess
                                        Capital for Booth Creek.

Upgrades:                               any   so-called   upgrades,    options,
                                        builder   options,   change  orders  or
                                        custom  requests  ordered by the buyers
                                        of the Units  which are in  addition to
                                        the  inclusions  and  features  of  the
                                        standard  unit plan and  specifications
                                        distributed  in  connection   with  the
                                        marketing of the Units.

Village Core:                           parcels A, B, C, and D, as  depicted on
                                        the Master  Development  Plan,  but any
                                        portion of parcel D which is subdivided
                                        and does  not  contain  parking  spaces
                                        will not be included in the  definition
                                        of Village Core and,  after all parking
                                        spaces on parcel D have been relocated,
                                        the  entirety  of  parcel D will not be
                                        included in the  definition  of Village
                                        Core.

Vote: the action of the Company by the Members in accordance with the voting requirement set forth in Article 6, either in meeting assembled (including any meeting described in 7.9) or by minutes of action (or written consent without a meeting).

Withdrawal:                             the   occurrence   of  an  event  which
                                        terminates  membership  in the Company,
                                        as provided in 11.2.